DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    For its fiscal year ended December 31, 1995, the total return for the

Growth and Income Portfolio of Dreyfus Variable Investment Fund was 61.89%.*

This compares with a return of 37.53% for the Standard and Poor's 500

Composite Stock Price Index.** The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

    There were several reasons for this 61.89% total return of the Portfolio in 1995. First, it was a favorable period for the overall stock market.

Second, the Portfolio was invested in several dozen holdings. We believe this degree of concentration provides a combination of diversification with a substantial sensitivity to the performance of individual holdings. Third, the

Portfolio was fortunate to have several individual investments which performed quite well during the period. Given its relative concentration, the

Portfolio's performance is sensitive to the performance of the larger individual holdings.

    The Portfolio benefited from several holdings that were subject to successful takeover bids in 1995, including Midlantic and Cordis. In addition, several technology stocks held by the Portfolio were bid up sharply by favorable fundamentals and market enthusiasm. While these were purchased as long-term investments, the valuations rose to such relaltively high levels that we felt prudence required that profits on such stocks as UUNET

Technologies and Premisys Communications be realized and they are no longer held in the Portfolio.

    To help achieve the income objective, several convertible bonds and preferred stocks were included in the Portfolio. The Portfolio's performance benefited from its position in the convertible bonds of American Travelers,

which sells insurance for long-term care in nursing homes. The convertible preferred stocks of several REITs provided income, but no significant contribution to capital appreciation in the Portfolio.

    There are several long-term positive forces that have provided a supportive background for the financial markets. First, the trend of inflation has remained favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable. Finally, a broad consensus has begun to emerge on the importance of limiting the U.S. budget deficit.

    We believe that the period of strongest earnings growth in the U.S.

economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt.

The rate of growth of the U.S. economy is decelerating. Many multinational companies have already reaped a significant portion of the profit benefits of a decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the largest positions held by the Portfolio are companies that we believe have a good chance of sustaining strong earnings growth even in this more challenging environment.

While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.

    The active stock market of 1995 provided favorable opportunities for capital appreciation. Shareholders should be aware, however, that the

Portfolio's 61.89% total return in 1995 was unusual. We would be surprised if it were to be repeated even if market conditions are favorable in 1996.



    We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.

                                  Very truly yours,





[Richard B. Hoey signature logo]





                                  Richard B. Hoey

                                  Portfolio Manager

January 25, 1996

New York, N.Y.



*  Total return represents the change during the period in a hypothetical account with dividends reinvested.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged Index of stock market performance.







DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500

COMPOSITE STOCK PRICE INDEX

[Exhibit A

Dollars

$15,992

Dreyfus Variable

Investment Fund,

Growth and Income

Portfolio

$14,299

Standard & Poor's 500

Composite Stock Price

Index*

*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS

ONE YEAR ENDED                       FROM INCEPTION (5/2/94)

DECEMBER 31, 1995                    TO DECEMBER 31, 1995

-----------                           --------------

61.89%                               32.46%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG

ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING

THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment in Dreyfus Variable Investment

Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000

investment made in the Standard & Poor's 500 Composite Stock Price Index on

that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price

Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial

Highlights section of the Prospectus and elsewhere in this report.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF INVESTMENTS                                                           DECEMBER 31, 1995

COMMON STOCKS-73.4%                                                                            SHARES          VALUE
                                                                                         -------------

      BANKING-3.4%..................BayBanks                                                   25,000             $ 2,456,250

                                                                                                                       ------

     BASIC INDUSTRIES-7.4%....      Consolidated Papers                                        15,000                 841,875

                                    Crown Cork & Seal......................                    40,000 (a)            1,670,000

                                 ...Olin                                                       20,000                1,485,000

                                    Rohm & Haas............................                    20,000                1,287,500

                                                                                                                        ------

                                                                                                                    5,284,375

                                                                                                                        ------

       CAPITAL GOODS-2.0%........   Coltec Industries.                                        125,000 (a)            1,453,125

                                                                                                                       ------

          CONSUMER-12.5%............Amway Asia Pacific                                         50,000                1,781,250

                                     Ethan Allen Interiors..................                   81,200 (a)            1,654,450

                                     Harcourt General.......................                   20,000                  837,500

                                     Lauder (Estee).........................                   45,000 (a)            1,569,375

                                     Lowe's.................................                   75,000                2,512,500

                                     West Marine............................                   17,500 (a)            546,875

                                                                                                                      ------

                                                                                                                   8,901,950

                                                                                                                      ------

             ENERGY-9.1%.............Texaco                                                    20,000               1,570,000

                                     Triton Energy..........................                   20,000               1,147,500

                                     Union Pacific Resources Group..........                   100,000               2,537,500

                                     Western Gas Resources..................                    74,400               1,199,700

                                                                                                                       ------

                                                                                                                    6,454,700

                                                                                                                       ------

          HEALTH CARE-3.2%.......... Mentor                                                    60,000               1,380,000

                                     ONCOR..................................                  200,000 (a)            900,000

                                                                                                                       ------

                                                                                                                    2,280,000

                                                                                                                      ------

        INSURANCE-6.0%...........    Allmerica Financial                                      55,000 (a)           1,485,000

                                     CMAC Investment........................                   20,000                880,000

                                     Prudential Reinsurance Holdings........                   80,000                1,870,000

                                                                                                                      ------

                                                                                                                    4,235,000

                                                                                                                       ------

      MEDIA/ENTERTAINMENT-4.1%...... Disney (Walt)                   .       .                  50,000              2,950,000

                                                                                                                      ------

      MINING & METALS-3.4%...        Santa Fe Pacific Gold                                     200,000              2,425,000

                                                                                                                      ------

        REAL ESTATE-5.1%             Patriot American Hospitality                             50,000                1,287,500

                                     Simon Property Group...................                  30,000                 731,250

                                     Sizeler Property Investors.............                  180,000               1,597,500

                                                                                                                     ------

                                                                                                                    3,616,250

                                                                                                                      ------

        TECHNOLOGY-5.1%............  FSI International                                       50,000 (a)            1,012,500

                                 ... Zoran                                                  124,500 (a)            2,583,375

                                                                                                                      ------

                                                                                                                   3,595,875

                                                                                                                      ------

        TELECOMMUNICATIONS-7.5%......GTE                                                     65,000                 2,860,000

                                     IntelCom Group.........................                200,000 (a)             2,475,000

                                                                                                                      ------

                                                                                                                    5,335,000

                                                                                                                      ------

       TRANSPORTATION-1.1%.....      American Freightways                                    75,000 (a)              778,125

                                                                                                                      ------

          UTILITIES-3.5%.............Texas Utilities                                         60,000                 2,467,500

                                                                                                                       ------

                                     TOTAL COMMON STOCKS

                                       (cost $48,824,332)...................                                     $52,233,150





DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1995

CONVERTIBLE PREFERRED STOCKS-4.1%                                                              SHARES                VALUE

                                                                                               ------               -------

                      BANKING-2.1%   Ahmanson (H.F.) Ser D., Cum., $3.00                       25,000              $1,478,125

                                                                                                                     ------

                 REAL ESTATE-2.0%    Merry Land & Investment, Ser. C, Cum., $2.15              15,000                431,250

                                     Oasis Residential, Ser. A, Cum., $2.25.                   20,000                515,000

                                     Tanger Factory Outlet Centers, Cum., $1.80                20,000                460,000

                                                                                                                      ------

                                                                                                                   1,406,250

                                                                                                                      ------

                                     TOTAL CONVERTIBLE PREFERRED STOCKS

                                       (cost $2,784,690)....................                                     $  2,884,375

                                                                                                                      =======



                                                                                              PRINCIPAL

CONVERTIBLE CORPORATE NOTES & BONDS-15.2%                                                      AMOUNT

                                                                                              -------

              CONSUMER-3.5%          Staples, Sub Deb., 4.50%, 10/1/2000                    $  2,500,000 (b)     $  2,500,000

                                                                                                                       ------

            ENERGY-3.4%..             Enron, Notes, 6.25%, 12/13/1998                             100,000          2,400,000

                                                                                                                       ------

            HEALTH CARE-3.3%          Sandoz Capital, Sub. Deb., 2%, 10/6/2002                  2,500,000 (b)      2,375,000

                                                                                                                        ------

          INSURANCE-5.0%..............American Travellers, Sub. Deb., 6.50%, 10/1/2005          2,600,000...........3,581,500

                                                                                                                       ------

                                     TOTAL CONVERTIBLE CORPORATE BONDS

                                       (cost $9,351,583)....................                                       $10,856,500

                                                                                                                      =======

SHORT-TERM INVESTMENT-8.2%

                                 U.S. TREASURY BILL;. 6.075%, 3/7/1996

                                       (cost $5,815,953)....................                   $  5,870,000      $  5,815,996

                                                                                                                      =======

                                 TOTAL INVESTMENTS (cost $66,776,558).......                         100.9%          $71,790,021

                                                                                                     =====            =======

                                 LIABILITIES, LESS CASH AND RECEIVABLES.....                         (.9%)$           (628,861)

                                                                                                     =====            =======

NET ASSETS..................................................................                         100.0%          $71,161,160

                                                                                                     =====            =======



NOTES TO STATEMENT OF INVESTMENTS:

    (a)  Non-income producing.

    (b)  Security exempt from registration under Rule 144A of the Securities

    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,

    1995, these securities amounted to $4,875,000 or approximately 6.8% of net assets.













See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $66,776,558)-see statement......................................                                     $71,790,021

    Cash....................................................................                                         408,581

    Receivable for investment securities sold...............................                                       3,206,994

    Dividends and interest receivable.......................................                                         154,300

    Prepaid expenses........................................................                                             199

                                                                                                                      ------

                                                                                                                  75,560,095

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                 $     42,336

    Payable for investment securities purchased.............................                    4,324,665

    Accrued expenses and other liabilities..................................                       31,934          4,398,935

                                                                                                    -----              ------

NET ASSETS..................................................................                                     $71,161,160

                                                                                                                      =======

REPRESENTED BY:

    Paid-in capital.........................................................                                      $64,667,080

    Accumulated undistributed investment income-net.........................                                           24,857

    Accumulated undistributed net realized gain on investments..............                                         1,455,760

    Accumulated net unrealized appreciation on investments-Note 4(b)........                                         5,013,463

                                                                                                                       ------

NET ASSETS at value applicable to 3,882,738 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

    Interest authorized)....................................................                                       $71,161,160

                                                                                                                      =======

NET ASSET VALUE, offering and redemption price per share

    ($71,161,160 / 3,882,738 shares)........................................                                         $18.33
                                                                                                                      =======


See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF OPERATIONS                                                              YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Cash dividends (net of $837 foreign taxes withheld at source).........                    $    415,869

      Interest..............................................................                         395,795

                                                                                                       ------

          TOTAL INCOME......................................................                                       $   811,664

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                         194,344

      Registration fees.....................................................                         21,928

      Auditing fees.........................................................                         15,490

      Custodian fees........................................................                         7,548

      Prospectus and shareholders' reports..................................                         3,587

      Trustees' fees and expenses-Note 3(b).................................                         1,946

      Legal fees............................................................                         1,569

      Shareholder servicing costs-Note 3(a).................................                         421

      Miscellaneous.........................................................                         753

                                                                                                     ------

          TOTAL EXPENSES....................................................                         247,586

      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        8,743

                                                                                                     ------

            NET EXPENSES....................................................                                         238,843

                                                                                                                       -----

            INVESTMENT INCOME-NET...........................................                                         572,821

                                                                                                                        -----

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain (loss) on investments-Note 4(a):

      Long transactions.....................................................                         $ 4,307,148

      Short sale transactions...............................................                          (224,625)

                                                                                                        ------

          NET REALIZED GAIN.................................................                                         4,082,523

    Net unrealized appreciation on investments..............................                                         5,056,480

                                                                                                                          -----

      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                         9,139,003

                                                                                                                          -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $9,711,824

                                                                                                                      =======


See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,

                                                                                         --------------------------------

                                                                                             1994*                     1995

                                                                                            -------                   -------

OPERATIONS:

    Investment income-net...................................................              $ 22,787                 $  572,821

    Net realized gain on investments........................................                 7,824                   4,082,523

    Net unrealized appreciation (depreciation) on investments for the year..                (43,017)                5,056,480

                                                                                            ------                     ------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM

          OPERATIONS........................................................                (12,406)                9,711,824

                                                                                            ------                     ------

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                (22,729)                 (548,022)

    Net realized gain on investments........................................                 (7,302)               (2,627,285)

                                                                                            ------                     ------

      TOTAL DIVIDENDS.......................................................                (30,031)               (3,175,307)

                                                                                            ------                     ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................              1,053,630                 71,235,254

    Dividends reinvested....................................................                30,031                   3,175,307

    Cost of shares redeemed.................................................               (1,330)                (10,825,812)

                                                                                            ------                     ------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST

          TRANSACTIONS......................................................              1,082,331                 63,584,749

                                                                                            ------                     ------

          TOTAL INCREASE IN NET ASSETS......................................              1,039,894                 70,121,266

NET ASSETS:

    Beginning of year.......................................................                 _-                      1,039,894

                                                                                            ------                     ------

    End of year (including undistributed investment income-net:

      $58 in 1994 and $24,857 in 1995)......................................           $   1,039,894               $ 71,161,160

                                                                                            ======                     ======



                                                                                            SHARES                    SHARES

                                                                                           ------                     ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................               84,474                    4,269,435

    Shares issued for dividends reinvested..................................                2,457                      179,268

    Shares redeemed.........................................................                (109)                    (652,787)

                                                                                           ------                     ------

      NET INCREASE IN SHARES OUTSTANDING....................................                86,822                   3,795,916

                                                                                           ======                     ======

    *From May 2, 1994 (commencement of operations) to December 31, 1994.





See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                                              YEAR ENDED DECEMBER 31,

                                                                                            ----------------------------

PER SHARE DATA:                                                                            1994(1)             1995


                                                                                             ----               ----

    Net asset value, beginning of year..........................................          $12.50               $11.98

                                                                                             ---                 ---

    INVESTMENT OPERATIONS:

    Investment income-net.......................................................            .28                   .28

    Net realized and unrealized gain (loss) on investments......................          (.43)                  7.07

                                                                                             ---                 ---

      TOTAL FROM INVESTMENT OPERATIONS..........................................          (.15)                  7.35

                                                                                             ---                 ---

    DISTRIBUTIONS:

    Dividends from investment income-net........................................           (.28)                 (.27)

    Dividends from net realized gain on investments.............................           (.09)                 (.73)

                                                                                             ---                 ---

      TOTAL DISTRIBUTIONS.......................................................           (.37)                (1.00)

                                                                                             ---                 ---

    Net asset value, end of year................................................          $11.98               $18.33

                                                                                             ---                 ---

                                                                                             ---                 ---

TOTAL INVESTMENT RETURN.........................................................          (1.22%)(2)            61.89%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets.....................................            .22%(2)               .92%

    Ratio of net investment income to average net assets........................            2.25%(2)             2.21%

    Decrease reflected in above expense ratios due to undertakings

      by The Dreyfus Corporation................................................           1.28%(2)               .03%

    Portfolio Turnover Rate.....................................................          237.09%(2)           255.42%

    Net assets, end of year (000's Omitted).....................................            $1,040              $71,161

(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.

(2)    Not annualized.



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Growth and Income Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Dreyfus

Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc.

(the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place,

Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution

Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such

qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly.

    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.

    However, Dreyfus had undertaken, from January 1, 1995 through July 5,

1995, to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $8,743 for the year ended December 31, 1995.

    Effective December 1, 1995, the Series compensates Dreyfus Transfer,

Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $36 for the period from

December 1, 1995 through December 31, 1995.

    (B) Each trustee who is not an "affiliated person," as defined in the

Act, receives from the Fund an annual fee of $2,500 and an attendance fee of

$250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities during the year ended December 31, 1995:

                                                                                         PURCHASES             SALES

                                                                                        ---------             --------

Long transactions....................................................                $113,942,466        $  58,087,517

Short sale transactions..............................................                   1,034,500              809,875

                                                                                         --------             --------

      TOTAL..........................................................                $114,976,966        $  58,897,392

                                                                                         ========             ========



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security

at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no securities sold short outstanding.

    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $5,013,463, consisting of $6,536,158 gross unrealized appreciation and $1,522,695 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

Growth and Income Portfolio (one of the series constituting the Dreyfus

Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at

December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,

and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                              [Ernst and Young LLP signature logo]



New York, New York

February 9, 1996







[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

GROWTH AND INCOME PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903









Further information is contained

in the Prospectus, which must

precede or accompany this report.









Printed in U.S.A.                           108AR9512

[Dreyfus logo]

Variable

Investment Fund,

GROWTH AND INCOME

PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    During the year ended December 31, 1995, the Fund's total return for the

International Equity Portfolio amounted to 7.39%,* which can be compared with the 11.21% return for the Morgan Stanley Capital International Europe,

Australasia, Far East (EAFE(R)) Index.**

    In local currency terms, the international regions could not match the

37.53% return from the United States as measured by the Standard & Poor's 500

Composite Stock Price Index.*** Europe returned 18.9% and the Pacific Basin

(excluding Japan), 11.1%. The major disappointment was Japan, with a return of -1.3%. European currencies in the main strengthened against the dollar while the Yen weakened, particularly towards the year-end.

    A number of changes were made in the Portfolio's country allocation -

notably an increase in the U.K. content to near 25%. Small and mid-size stocks have been underperforming in this market though dividends have been growing at about 10% a year. The Japanese content was maintained at about

27%. We sold out of the emerging markets of Mexico and South Africa and reduced exposure to Australia. In the Pacific region, the Hong Kong exposure was maintained and property stocks were purchased as the local market recovered. Malaysia has been weak lately due to concern at an overheating economy. We now believe it offers reasonable value.

    Falling interest rates provide an encouraging background for markets in early 1996. Positive returns, however, could be partly offset if the dollar remains strong.

                              Sincerely,



                          [J.C. Whitaker signature logo]



                              J.C. Whitaker

                              Portfolio Manager

                              Dreyfus International Equity Portfolio,

                              Variable Investment Fund

                              M & G Investment Management, Ltd.

January 17, 1996

London, U.K.



*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital

International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated

includes net dividends reinvested. The Index is the property of Morgan

Stanley & Co., Incorporated.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

   Financial Times, Standard and Poor's Actuaries World Indices.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio
 DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY

CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFERegistration Mark)

INDEX

[Exhibit A

Dollars

$11,110

Morgan Stanley Capital International Europe, Australasia, Far East

(EAFERegistration Mark) Index*

$10,524

Dreyfus Variable

Investment Fund, International Equity

*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS

   ONE YEAR ENDED                       FROM INCEPTION (5/2/94)

   DECEMBER 31, 1995                    TO DECEMBER 31, 1995

   -----------                          --------------

 7.39%                                3.11%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG

ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING

THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment in Dreyfus Variable Investment

Fund, International Equity Portfolio on 5/2/94 (Inception Date) to a $10,000

investment made in the Morgan Stanley Capital International Europe,

Australasia, Far East (EAFERegistration Mark) Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International

Europe, Australasia, Far East (EAFERegistration Mark) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF INVESTMENTS                                                           DECEMBER 31, 1995

COMMON STOCKS-89.6%                                                                            SHARES           VALUE



                    AUSTRALIA-1.6%...Boral                                                          25,000         $ 63,113

                                     Broken Hill Proprietary................                         4,000           56,430

                                                                                                                      -----

                                                                                                                     119,543

                                                                                                                      -----

                    DENMARK-1.2%     ISS International Service System A/S, Cl. B.            .....   4,000           89,847

                                                                                                                      -----

                     FRANCE-4.8%.....BUT S.A.                                                        1,300            70,206

                                     Rhone-Poulenc, Cl.A....................                         5,000           106,888

                                     Roussel-Uclaf..........................                         600             101,488

                                     Sanofi S.A.............................                         880             56,293

                                     Vallourec Usines a Tubes de Lorraine Escaut

                                       et Vallourec Reunies...............                           850             30,141

                                                                                                                      -----

                                                                                                                     365,016

                                                                                                                      -----

                     GERMANY-3.9%....Adidas AG                                                       1,825            96,427

                                     BASF AG................................                         250             55,604

                                     Deutsche Bank AG.......................                         1,600           75,706

                                     VEBA AG................................                         1,600           67,832

                                                                                                                       -----

                                                                                                                     295,569

                                                                                                                     -----

                HONG KONG-6.0%...... Cheung Kong Holdings                                            12,000          73,094

                                     HKR International......................                         63,200          58,439

                                     HSBC Holdings PLC......................                         3,600           54,472

                                     Hong Kong Land Holdings................                         33,000          61,050

                                     Lamex Holdings.........................                         320,000         79,043

                                     Shun Tak Holdings......................                         102,000         71,891

                                     Swire Pacific, Cl. A...................                         8,500           65,955

                                                                                                                      -----

                                                                                                                     463,944

                                                                                                                     -----

               INDONESIA-.5%         PT Telekomunikasi Indonesia, A.D.R.                              1,400           35,350

                                                                                                                       -----

                        ITALY-5.7%.. Bulgari S.P.A.                                                  20,000          170,592

                                     Edison S.P.A...........................                         19,700          84,854

                                     Industria Macchine Automatiche...............                   9,900           66,707

                                     Safilo S.P.A...........................                         9,000           116,467

                                                                                                                       -----

                                                                                                                     438,620

                                                                                                                       -----

                     JAPAN-26.4%.... Amway Japan                                                     3,000           126,377

                                 ....DDI                                                               15             115,942

                                     Daiwa House Industry...................                         8,000           131,401

                                     East Japan Railway.....................                         24              116,406

                                     Hitachi Credit.........................                         6,000           108,406

                                     Hokkaido Electric Power................                         2,000           46,377

                                     Kinden.................................                         2,000           34,010

                                     Komori.................................                         5,000           125,604

                                     Kurimoto...............................                         10,000          101,449

                                     Mitsubishi Bank........................                         4,000           93,913

                                     Mitsubishi Chemical....................                         25,000          121,256

                                     Mitsui Fudosan.........................                         8,000           98,164

                                 ... NEC                                                            12,000           146,087



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)             DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                      SHARES           VALUE

                                                                                          ------  ------



           JAPAN (CONTINUED)........NKK                                                              38,000       $  102,067

                                     Nippon Express.........................                         12,000          115,246

                                     Nippon Telegraph & Telephone...........                         12              96,811

                                     Nissan Chemical Industries.............                         16,000          105,894

                                 ....P.S.                                                            3,000            54,493

                                     Seven Eleven Japan.....................                         2,000           140,676

                                     Sumitomo Bank..........................                         2,000           42,319

                                                                                                                     -----

                                                                                                                  2,022,898

                                                                                                                    -----

              MALAYSIA-1.7%........ Hong Leong Credit Berhad                                         3,000           14,887

                                     Leader Universal Holdings Berhad................                4,666           10,659

                                     Metacorp Berhad........................                         24,000          62,387

                                     Renong Berhad..........................                         30,000          44,427

                                                                                                                      -----

                                                                                                                     132,360

                                                                                                                      -----

             NETHERLANDS-2.8%........Akzo Nobel N.V. .                                                 400           46,169

                                     OCE-Van Der Grinten N.V................                         1,225           74,353

                                     Philips Electronics N.V................                         2,700           97,388

                                                                                                                      -----

                                                                                                                     217,910

                                                                                                                      -----

               NORWAY-1.0%......    Hafslund Nycomed A/S, Cl. A                                      3,000           78,014

                                                                                                                     -----

              SINGAPORE-1.0%.......  Oversea-Chinese Banking                                         4,000           50,071

                                     Overseas Union Bank....................                         4,000           27,581

                                                                                                                     -----

                                                                                                                     77,652

                                                                                                                      -----

                   SPAIN-3.5%       Compania Sevillana de Electricidad                               9,300            72,015

                                     Iberdrola S.A..........................                         7,800           71,171

                                     Repsol S.A.............................                         2,725           89,041

                                     Uralita S.A............................                         4,300           38,882

                                                                                                                      -----

                                                                                                                     271,109

                                                                                                                      -----

                    SWEDEN-1.2%......Lindex AB                                                       7,000           89,501

                                                                                                                      -----

           SWITZERLAND-7.3%..        Alusuisse-Lonza Holding AG                                      90              71,283

                                     BBC Brown Boveri AG....................                         80              92,894

                                     Compagnie Financiere Michelin................                   300             129,983

                                     Elektrowatt AG.........................                         325             118,847

                                     Sulzer AG..............................                         100             57,192

                                     Zellweger Luwa AG....................                           95              92,613

                                                                                                                       -----

                                                                                                                     562,812

                                                                                                                       -----

           UNITED KINGDOM-21.0%.....BAT Industries PLC                                               15,000         132,029

                                     Booker PLC.............................                         17,000          95,712

                                     British Steel PLC......................                         50,000          126,213

                                     British Telecommunications PLC.........                         25,000          137,263

                                     Concentric PLC.........................                         18,000          49,694

                                     Cookson Group PLC......................                         30,000          142,382

                                     Glaxo Wellcome PLC.....................                         8,000           113,533



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)              DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                      SHARES           VALUE

                                                                                          ------  ------



       UNITED KINGDOM (CONTINUED)... Hammerson PLC                                                   17,500        $  95,677

                                     Harrisons & Crosfield PLC..............                         50,000          124,080

                                     Lloyds TSB Group PLC...................                         21,632          111,055

                                     Lucas Industries PLC...................                         50,000          140,365

                                     RTZ PLC................................                         7,000           101,622

                                     Royal Doulton PLC......................                         13,000          49,601

                                     Smith.(W.H.) Group PLC                                          15,000          98,644

                                     Welsh Water PLC........................                         8,000           96,100

                                                                                                                      -----

                                                                                                                     1,613,970

                                                                                                                      -----

                                     TOTAL COMMON STOCKS

                                       (cost $6,582,033)....................                                         $6,874,115



PREFERRED STOCKS-1.2%

       GERMANY;...................... Fresenius AG

                                       (cost $64,635).......................                         1,000           $ 94,675

                                                                                                                      ======

                                                                                                   PRINCIPAL

SHORT-TERM INVESTMENTS-.8%                                                                          AMOUNT

                                                                                                     ------

                                 UNITED STATES;..........        U.S. Treasury Bills;

                                       4.84%, 3/28/96

                                       (cost $56,333).......................                   $.....57,000        $     56,304

                                                                                                                      ======

TOTAL INVESTMENTS (cost $6,703,001).........................................                         91.6%           $7,025,094

                                                                                                     ====             ======

CASH AND RECEIVABLES (NET)..................................................                         8.4%            $   647,044

                                                                                                     ====             ======

NET ASSETS..................................................................                         100.0%          $7,672,138

                                                                                                     ====             ======

NOTE TO STATEMENT OF INVESTMENTS;

    (a)  Non-income producing.




See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $6,703,001)-see statement.......................................                                      $7,025,094

    Cash....................................................................                                         751,876

    Receivable for investment securities sold...............................                                         121,996

    Dividends receivable....................................................                                         14,234

    Prepaid expenses........................................................                                            114

    Due from The Dreyfus Corporation........................................                                            119

                                                                                                                      -----

                                                                                                                  7,913,433

LIABILITIES:

    Payable for investment securities purchased.............................                       $219,948

    Accrued expenses........................................................                         21,347          241,295

                                                                                                       ----            -----

NET ASSETS  ................................................................                                      $7,672,138

                                                                                                                      ======

REPRESENTED BY:

    Paid-in capital.........................................................                                         $7,347,744

    Accumulated distributions in excess of investment income-net............                                          (5,480)

    Accumulated undistributed net realized gain on investments and

      foreign currency transactions.........................................                                         7,833

    Accumulated net unrealized appreciation on investments and

      foreign currency transactions.........................................                                         322,041

                                                                                                                       -----

NET ASSETS at value applicable to 598,485 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

    Interest authorized)....................................................                                         $7,672,138

                                                                                                                      ======

NET ASSET VALUE, offering and redemption price per share

    ($7,672,138 / 598,485 shares)...........................................                                         $12.82

                                                                                                                      ======










See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF OPERATIONS                                                         YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Cash dividends (net of $9,874 foreign taxes withheld at source).......                       $ 69,465
      Interest..............................................................                         36,794

                                                                                                       ----

          TOTAL INCOME......................................................                                         $106,259

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                         29,314

      Custodian fees........................................................                         24,403

      Auditing fees.........................................................                         19,809

      Prospectus and shareholders' reports..................................                         2,811

      Registration fees.....................................................                         2,145

      Shareholder servicing costs...........................................                         225

      Trustees' fees and expenses-Note 3(b).................................                         205

      Legal fees............................................................                         73

      Miscellaneous.........................................................                         609

                                                                                                     ----

          TOTAL EXPENSES....................................................                         79,594

      Less-reduction in investment advisory fee

          due to undertakings-Note 3(a).....................................                         17,393

                                                                                                     ----

          NET EXPENSES......................................................                                         62,201

                                                                                                                       ----

          INVESTMENT INCOME-NET.............................................                                         44,058

                                                                                                                       ----

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain on investments and foreign currency

      transactions-Note 4(a)................................................                         $ 43,734

    Net realized (loss) on forward currency exchange contracts..............                         (16,802)

                                                                                                         ----

      NET REALIZED GAIN.....................................................                                         26,932

    Net unrealized appreciation on investments and foreign currency

      transactions..........................................................                                         340,358

                                                                                                                        ----

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         367,290

                                                                                                                        ----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $411,348

                                                                                                                      ======









See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED DECEMBER 31,

                                                                                          ------------------------------

                                                                                               1994*                   1995

                                                                                               ------                ------

OPERATIONS:

    Investment income-net...................................................                $   11,219             $ 44,058

    Net realized gain (loss) on investments.................................                  (12,479)               26,932

    Net unrealized appreciation (depreciation) on investments for the year..                  (18,317)               340,358

                                                                                               ------                 ------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                  (19,577)               411,348

                                                                                               ------                 ------

DIVIDENDS TO SHAREHOLDERS:

    From investment income-net..............................................                  (11,219)               (43,430)

    In excess of investment income-net......................................                   (7,247)              (5,480)

                                                                                               ------                 ------

      TOTAL DIVIDENDS.......................................................                  (18,466)               (48,910)

                                                                                               ------                 ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................                  1,120,503             8,336,454

    Dividends reinvested....................................................                  18,466                 48,910

    Cost of shares redeemed.................................................                  (12,347)           (2,164,243)

                                                                                               ------                 ------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST

          TRANSACTIONS......................................................                  1,126,622             6,221,121

                                                                                               ------                 ------

          TOTAL INCREASE IN NET ASSETS......................................                   1,088,579           6,583,559

NET ASSETS:

    Beginning of year.......................................................                     _-                 1,088,579

                                                                                               ------                 ------

    End of year [including distributions in excess of investment

      income-net: $(7,247) in 1994 and $(5,480) in 1995]....................                  $ 1,088,579         $ 7,672,138

                                                                                               ======                 ======



                                                                                               SHARES                SHARES

                                                                                               ------                 ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................                   90,002                677,022

    Shares issued for dividends reinvested..................................                   1,536                 3,852

    Shares redeemed.........................................................                   (1,006)            (172,921)

                                                                                               ------                 ------

      NET INCREASE IN SHARES OUTSTANDING....................................                   90,532                507,953

                                                                                               ======                 ======

* From May 2, 1994 (commencement of operations) to December 31, 1994.







See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                                               YEAR ENDED DECEMBER 31,

                                                                                            ----------------------------
PER SHARE DATA:                                                                               1994(1)            1995

                                                                                               ----              ----

    Net asset value, beginning of year..........................................             $12.50            $12.02

                                                                                               ----              ----

    INVESTMENT OPERATIONS:

    Investment income-net.......................................................                .15               .15

    Net realized and unrealized gain (loss) on investments for the year.........              (.40)               .74

                                                                                               ----              ----

      TOTAL FROM INVESTMENT OPERATIONS..........................................              (.25)               .89

                                                                                               ----              ----

    DISTRIBUTIONS:

    Dividends from investment income-net........................................              (.14)              (.08)

    Dividends in excess of investment income-net................................              (.09)              (.01)

                                                                                               ----              ----

      TOTAL DISTRIBUTIONS.......................................................              (.23)              (.09)

                                                                                               ----              ----

    Net asset value, end of year................................................             $12.02             $12.82

                                                                                               ====              ====

TOTAL INVESTMENT RETURN.........................................................            (2.00)%(2)           7.39%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets.....................................              .23%(2)             1.59%

    Ratio of net investment income to average net assets........................              1.11%(2)           1.13%

    Decrease reflected in above expense ratios due to undertakings

      by The Dreyfus Corporation................................................              1.70%(2)            .45%

    Portfolio Turnover Rate.....................................................            16.75%(2)           70.22%

    Net Assets, end of year (000's Omitted).....................................              $1,089            $7,672

(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.

(2)    Not annualized.













See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company operating as a series company currently offering eight series including the International Equity Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Dreyfus

Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. M&G Investment Management Limited

("M&G") serves as the Series' sub-investment adviser.  Premier Mutual Fund

Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at

One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc.,

the parent company of which is Boston Institutional Group, Inc.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the

DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized capital gains on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

    The Series had dividends in excess of investment income-net for financial statement purposes resulting from Federal income tax distribution requirements.

    During the year ended December 31, 1995, the Series reclassified $6,619 charged to undistributed net realized gain (loss) to undistributed investment income-net.

    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT

IONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-investment advisory fee is computed at an annual rate of .30 of 1% of the average daily value of the Series' net assets and is payable monthly by Dreyfus.

    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and M&G, or Dreyfus and M&G will bear the amount of such excess to the extent required by state law.

    However, Dreyfus had undertaken from January 1, 1995 through September

30, 1995 to reimburse expenses (exclusive of certain expenses as described above) to the extent that such expenses exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $17,393 for the year ended

December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus,

to provide personnel and facilities to perform transfer agency services for the Series.



DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (B) Each trustee who is not an "affiliated person," as defined in the Act,

receives from the Fund an annual fee of $2,500 and

an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities,

excluding short-term securities and forward currency exchange contracts,

during the year ended December 31, 1995 amounted to $7,988,241 and

$2,317,981, respectively.

    The Series may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The

Series realizes a gain if the value of the contract increases between those dates. The Series' exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the unrealized gains in such contracts that are recognized in the Statement of Assets and

Liabilities. There were no forward currency exchange contracts outstanding at

December 31, 1995.

    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $322,093, consisting of $460,186 gross unrealized appreciation and $138,093 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





DREYFUS VARIABLE INVESTMENT FUND, International Equity Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

International Equity Portfolio (one of the series constituting the Dreyfus

Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio

at December 31, 1995, the results of its operations for the year then ended,

the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York

February 9, 1996

IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Portfolio elects to provide each shareholder with their portion of the Portfolio's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Portfolio hereby makes the following designations regarding its fiscal year ended December 31,

1995.

  - the total amount of taxes paid to foreign countries was $9,879.

  - the total amount of income sourced from foreign countries was $26,954.





[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

INTERNATIONAL EQUITY PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

M & G Investment Management Limited

Three Quays Tower Hill,

London, EC3R 6BQ, England

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903



Further information is contained

in the Prospectus, which must

precede or accompany this report.







Printed in U.S.A.                           109AR9512

[Dreyfus logo]

Variable

Investment Fund,

INTERNATIONAL EQUITY

PORTFOLIO

Annual Report

December 31, 1995

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report that for the fiscal year ended December 31,

1995, The Dreyfus Socially Responsible Growth Fund, Inc., posted a total return of 34.56%,* compared to a total return of 37.53% for the Standard &

Poor's 500 Composite Stock Price Index.** This performance placed the Fund in the second quartile of the Lipper growth funds category, out of 98 funds for the one-year period ended December 31, 1995.***

A LOOK AT THE ECONOMY

    The most salient issue confronting the equity markets in 1995 continued

to be the Federal Reserve Board's vigilance in fighting inflation and overly expansive economic growth. The Fed did this by raising interest rates an unprecedented seven times in a 12-month period. The hope was that by doing so, businesses would seek to grow their bottom lines via productivity enhancements and market share growth rather than by simply raising prices, as had been the case in previous economic cycles. The question in investors'

minds was, "Will the Fed continue to slay the inflation dragon by raising rates and thereby establish an unprecedented soft landing in the economy?"

    Investors kept a watchful eye on the economy in making decisions and for the most part the economic reports were consistent with the soft landing theme that we have followed all year. In a soft landing, the economy grows at a reasonably slow to moderate pace with little to no inflation after a period of significant growth, instead of adhering to the usual pattern of cyclical booms and busts. After some decent economic advances in both 1993 and 1994,

investors became concerned that the Federal Reserve's vigilance in fighting inflation might have pushed the economy to the brink of recession. However,

the economic information released through the third quarter of 1995 supported our belief that the Fed had achieved the elusive economic soft landing. The Fe

d even sent the market a very positive signal in early July by cutting interest rates by a quarter of a percent, the first such reduction since the

Fed began preemptive rate increases in February 1994. The Fed decreased rates once again in December.

PORTFOLIO OVERVIEW

    In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the Fund have been Consumer

Staples, Technology and Financials. During the last six months, we increased the weightings in carefully selected Technology stocks and Financials and maintained the exposure to Consumer Staples. We also reduced the Fund's weighting in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The shift in Technology weight represents our belief that this traditional growth sector, in spite of recent market weakness, is experiencing a secular improvement in demand driven by global competition and productivity growth.

We also increased the Financials, believing that the Fed would continue to lower interest rates, and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in industrial stocks due to continued concerns over the strength of the economy as well as valuation, both of which we believed indicated that better opportunities lay elsewhere.

INDIVIDUAL ISSUES

    For the year ended 12/31/95, there were many individual securities that contributed nicely to the positive performance trends of the Fund. In the consumer cyclical sector, Regal Cinemas, Capital Cities ABC, Disney (Walt),

Nike Cl.B and Phillips Electronics N.V. had superior performance. Those names represent stocks that we believe can grow whatever the economic environment because of globally oriented, diversified operations. Other stocks in the portfolio that contributed to performance are Coca-Cola, Cordis, Amgen,

Medtronic, Becton, Dickinson, Bristol-Myers Squibb and Merck & Co. The food,

beverage and household products companies benefited from more positive investor sentiment toward their long-term, globally driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.



    Stock selection in the financial area also contributed to the Fund's positive results as did a more benign interest-rate outlook. ADVANTA, Cl.A.,

a credit card company, banks such as Citicorp, Bank of New York, BayBanks and

Midlantic, specialty financial services companies such as Green Tree

Financial, a provider of mobile home financing, and Federal National Mortgage

Association, performed well for most of the year. In addition, insurers

American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.

    Our focus in the technology sector was on stocks of companies which we believed had fairly established market positions, superior technology and outstanding management teams. Individual issues such as 3Com, Applied

Materials, Hewlett-Packard, Linear Technology, and Sun Microsystems were all stellar performers. We believe each of these companies stands to benefit not just from demand for a single product, but from a broad, diversified product offering with multiple downstream beneficiaries. We believe these qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lower the general level of volatility in the sector.

THE TAKEOVER THEME

    Overall, from a stock selection standpoint, the Fund has benefited from the rising tide of takeovers this year. Companies are under pressure to make revenues grow in a very competitive environment, and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm;

BayBanks, a large regional banking firm; Capital Cities ABC, a broadcasting company; and Scott Paper, a paper manufacturer. There are several other names in the portfolio that we believe could benefit from this theme over the coming years.

    Going forward, we feel that the Federal Reserve's hold on the market will persist. However, this time the Fed's action may benefit stocks because we believe rates will be further reduced rather than raised, as the economy shows signs of slowing. Our goal, as ever, is to provide superior returns to our shareholders while honoring your socially responsible investment objectives. We are confident in the outlook for the Fund and appreciate your continued support. We take your socially responsible directives seriously as we endeavor to provide attractive returns on shareholder capital.

Sincerely,





[Maceo K. Sloan, CFA and Diane M. Coffey signature logos]

Maceo K. Sloan, CFA                Diane M. Coffey

Portfolio Manager                Portfolio Manager

NCM Capital Management Group, Inc               The Dreyfus Corporation



January 16, 1996

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

The Fund's performance does not reflect the deduction of additional charges applicable to separate accounts of participating insurance companies using the Fund as an underlying investment.

**SOURCE: LIPPER ANALYTICAL SERVICES, Inc. - Reflects the reinvestment of income dividends and when applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

***    SOURCE: LIPPER ANALYTICAL SERVICES, INC.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.      DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY

RESPONSIBLE

GROWTH FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

[Exhibit A

$14,661

Dreyfus Socially Responsible

Growth Fund

Dollars

$14,257

Standard & Poor's 500

Composite Stock Price Index*

*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS

  ONE YEAR ENDED                         FROM INCEPTION (10/7/93)

  DECEMBER 31, 1995                      TO DECEMBER 31, 1995

  -----------                            --------------

  34.56%                                 18.63%

Past performance is not predictive of future performance.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AP

PLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE

FUND AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in The Dreyfus Socially

Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000

investment made in the Standard & Poor's 500 Composite Stock Price Index on

that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price

Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF INVESTMENTS                                                              DECEMBER 31, 1995

COMMON STOCKS-93.8%                                                                                SHARES             VALUE

                                                                                                   -------            ------

     CONSUMER DURABLES-.9%......    Briggs & Stratton                                                6,500        $  281,937

                                                                                                                     ------

         CONSUMER

        NON-DURABLES-8.5%...........Campbell Soup                                                   10,400           624,000

                                     Coca-Cola..............................                         7,800           579,150

                                     Gillette...............................                         11,100          578,588

                                     NIKE, Cl. B............................                         4,400           306,350

                                     PepsiCo................................                         11,000          614,625

                                                                                                                      ------

                                                                                                                   2,702,713

                                                                                                                      ------

      CONSUMER SERVICES-7.9%........ Disney (Walt)                     .        .                   7,400    .       436,600

                                     Grainger (W.W.)........................                         8,000           530,000

                                     Regal Cinemas........................                           15,450          459,638

                                     Tribune................................                         8,750           534,843

                                     Wendy's International..................                         25,500          541,875

                                                                                                        .        .    ------

                                                                                                                   2,502,956

                                                                                                          .           ------

          ELECTRONIC

      TECHNOLOGY-16.4%...........   Applied Materials                                               15,100           594,562

                                     DSC Communications...................                           17,400          641,625

                                 ...EMC                                                              37,450           575,794

                                     Hewlett-Packard........................                         7,970           667,488

                                     Linear Technology......................                         16,600          651,550

                                     Micron Technology......................                         10,900          431,912

                                     Sun Microsystems.....................                           15,200          693,500

                                     3Com.................................                           19,980          931,568

                                                                                                                      ------

                                                                                                                   5,187,999

                                                                                                                      ------

      ENERGY-2.3%....................Schlumberger            .        .                              10,420  .      721,585

                                                                                                                      ------

       FINANCE-16.5%.................ADVANTA, Cl. A                                                  7,500          286,875

                                     AFLAC..................................                         8,600           373,025

                                     Allstate...............................                         7,600           312,550

                                     American International Group...........                         4,860           449,550

                                     Bank of New York.......................                         14,000          682,500

                                     BankAmerica............................                         6,600           427,350

                                     BayBanks...............................                         6,300           618,975

                                     Citicorp...............................                         10,200          685,950

                                     Federal National Mortgage Association..        .                6,000           744,750

                                     Green Tree Financial...................                         24,000          633,000

                                                                                                                      ------

                                                                                                                   5,214,525

                                                                                                                      ------

   HEALTH SERVICES-.8%.......        HealthCare COMPARE                                               5,500           239,250

                                                                                                                       ------

   HEALTH TECHNOLOGY-14.0%...........Amgen           .....        .....                             12,000           712,500

                                     Becton, Dickinson .....................                         8,620           646,500

                                     Bristol-Myers Squibb...................                         8,700           747,113



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (CONTINUED)                                                     DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                      SHARES                VALUE

                                                                                                ------               -------

    HEALTH

   TECHNOLOGY (CONTINUED).....      Johnson & Johnson                                                7,560        $  647,325

                                     Medtronic..............................                         15,600          871,650

                                     Merck & Co.............................                         12,460          819,245

                                                                                                                      ------

                                                                                                                   4,444,333

                                                                                                                      ------

     NON-ENERGY MINERALS-.6%        British Steel, A.D.S.                                             7,700          197,312

                                                                                                                      ------

      PROCESS INDUSTRIES-4.3%.......Bemis                   .........                                20,690          530,181

                                     Sigma-Aldrich..........................                         11,500          569,250

                                     Terra Industries.......................                         18,300          258,488

                                                                                                                     ------

                                                                                                                  1,357,919

                                                                                                                      ------

        PRODUCER

      MANUFACTURING-4.3%.............AGCO                                                            13,600         693,600

                                 ....Dover                                                           7,800           287,625

                                     Philips Electronics, N.V...............                         10,900          391,038

                                                                                                                       ------

                                                                                                                     1,372,263

                                                                                                                       ------

          RETAIL TRADE-3.0%........  Consolidated Stores                                             15,800          343,650

                                     Sears, Roebuck & Co....................                         15,200          592,800

                                                                                                                      ------

                                                                                                                     936,450

                                                                                                                      ------

     TECHNOLOGY SERVICES-8.1%...     Arrow Electronics                                               14,600         629,625

                                     BMC Software.........................                           17,500          748,125

                                     Computer Associates International......                         11,150          634,156

                                     Oracle.................................                         13,000          550,875

                                                                                                                      ------

                                                                                                                     2,562,781

                                                                                                                       ------

      TRANSPORTATION-1.2%.......... Federal Express                         (a)                      5,350          395,231

                                                                                                                      ------

       UTILITIES-5.0%.              Century Telephone Enterprises                                    20,200          641,350

                                     Ericsson (LM) Telephone, Cl. B, A.D.R.                          16,500          321,750

                                 .. GTE                                                              14,260          627,440

                                                                                                                       ------

                                                                                                                     1,590,540

                                                                                                                      ------

                                     TOTAL COMMON STOCKS

                                       (cost $25,985,306)...................                                       $29,707,794

                                                                                                                       =======



                                                                                                   PRINCIPAL

SHORT-TERM INVESTMENTS-5.8%                                                                         AMOUNT

                                                                                                    -------

              U.S. TREASURY BILLS:..5.25%, 2/29/96                                             $.....704,000    $     698,410

                                     4.90%, 3/7/96..........................                         754,000         747,063

                                     4.83%, 3/14/96.........................                         379,000         375,115

                                                                                                                      ------

                                     TOTAL SHORT-TERM INVESTMENTS

                                       (cost $1,820,458)....................                                   $  1,820,588

                                                                                                                       =======



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995



                                                                                                                       VALUE

                                                                                                                       -------

                TOTAL INVESTMENTS (cost $27,805,764)........................                         99.6%           $31,528,382

                                                                                                     ====               =======

                                 CASH AND RECEIVABLES (NET).................                         .4%             $  128,850

                                                                                                     ====               =======

NET ASSETS..................................................................                         100.0%          $31,657,232

                                                                                                     ====               =======



NOTE TO STATEMENT OF INVESTMENTS;

    (a)  Non-income producing.


See notes to financial statements.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                                                 DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $27,805,764)-see statement......................................                                     $31,528,382

    Cash....................................................................                                         127,477

    Dividends receivable....................................................                                         33,528

    Prepaid expenses........................................................                                         38,838

                                                                                                                     ------

                                                                                             31,728,225

LIABILITIES:

    Due to The Dreyfus Corporation and subsidiaries.........................        .           $20,566

    Accrued expenses........................................................        .            50,427              70,993

                                                                                                    ----              ------

NET ASSETS..................................................................                                      $31,657,232

                                                                                                                     =======

REPRESENTED BY:

    Paid-in capital.........................................................                                       $27,530,094

    Accumulated undistributed investment income-net.........................                                             1,700

    Accumulated undistributed net realized gain on investments..............                                           402,820

    Accumulated net unrealized appreciation on investments-Note 3...........                                         3,722,618

                                                                                                                        ------

NET ASSETS at value applicable to 1,829,227 shares outstanding

    (150 million shares of $.001 par value Common Stock authorized).........                                         $31,657,232

                                                                                                                     =======

NET ASSET VALUE, offering and redemption price per share

    ($31,657,232 / 1,829,227 shares)........................................                                         $17.31

                                                                                                                     =======



See notes to financial statements.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF OPERATIONS                                                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Cash dividends (net of $3,898 foreign taxes withheld at source).......        .           $   223,319

      Interest..............................................................                         140,920

                                                                                                      -----

          TOTAL INCOME......................................................                                         $   364,239

    EXPENSES:

      Investment advisory fee-Note 2(a).....................................                         138,453

      Auditing fees.........................................................                         39,288

      Directors' fees and expenses-Note 2(c)................................                         14,073

      Organization expenses.................................................                         14,029

      Shareholder servicing costs-Note 2(b).................................                         10,500

      Legal fees............................................................                         10,026

      Custodian fees........................................................                         7,139

      Registration fees.....................................................                         6,038

      Prospectus and shareholders' reports..................................                         5,487

      Miscellaneous.........................................................                         1,543

                                                                                                     -----

          TOTAL EXPENSES....................................................                         246,576

      Less-reduction in management fee due to

          undertaking-Note 2(a).............................................                         11,650

                                                                                                      -----

          NET EXPENSES......................................................                                         234,926

                                                                                                                       -----

          INVESTMENT INCOME-NET.............................................                                         129,313

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain on investments-Note 3.................................        .                $1,186,985

    Net unrealized appreciation on investments..............................        .                3,840,201

                                                                                                         -----

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         5,027,186

                                                                                                                          -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,156,499

                                                                                                                     =======

See notes to financial statements.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,

                                                                                         --------------------------------

                                                                                                1994                    1995

                                                                                                ------                -------

OPERATIONS:

    Investment income-net...................................................             $     264,288              $  129,313

    Net realized gain (loss) on investments.................................                  (61,713)               1,186,985

    Net unrealized appreciation (depreciation) on investments for the year..                 (146,700)               3,840,201

                                                                                                ------                  ------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   55,875                5,156,499

                                                                                                ------                  ------

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                 (265,951)               (140,970)

    Net realized gain on investments........................................                        _-               (722,469)

                                                                                                ------                  ------

      TOTAL DIVIDENDS.......................................................                 (265,951)               (863,439)

                                                                                                ------                  ------

CAPITAL STOCK TRANSACTIONS:

    Net proceeds from shares sold...........................................                 10,922,467            19,961,839

    Dividends reinvested....................................................                265,951                  863,438

    Cost of shares redeemed.................................................              (1,943,759)             (3,867,386)

                                                                                                ------                  ------

      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                9,244,659               16,957,891

                                                                                                ------                  ------

          TOTAL INCREASE IN NET ASSETS......................................                9,034,583               21,250,951

NET ASSETS:

    Beginning of year.......................................................                 1,371,698              10,406,281

                                                                                                ------                  ------

    End of year [including distributions in excess of investment income-net; ($2,009) in 1994 and undistributed investment

      income-net; $1,700 in 1995]...........................................                  $10,406,281         $31,657,232

                                                                                                ------                  ------

                                                                                                ------                  ------



                                                                                               SHARES                  SHARES

                                                                                                ------                  ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................                   808,182               1,237,706

    Shares issued for dividends reinvested..................................                   20,087                50,113

    Shares redeemed.........................................................                 (144,061)            (245,303)

                                                                                                ------                  ------

      NET INCREASE IN SHARES OUTSTANDING....................................                  684,208                1,042,516

                                                                                                ======                  ======









See notes to financial statements.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                                             YEAR ENDED DECEMBER 31,

                                                                                       ----------------------------------

PER SHARE DATA:                                                                          1993(1)     1994        1995

                                                                                       ----          ----        ----

    Net asset value, beginning of year....................................            $12.50        $13.38    $13.23

                                                                                        ---           ---       ---

    INVESTMENT OPERATIONS:

    Investment income-net.................................................              .04           .35         .08

    Net realized and unrealized gain (loss) on investments................              .88           (.15)      4.49

                                                                                        ---           ---       ---

      TOTAL FROM INVESTMENT OPERATIONS....................................              .92           .20         4.57

                                                                                        ---           ---       ---

    DISTRIBUTIONS:

    Dividends from investment income-net..................................              (.04)        (.35)        (.08)

    Dividends from net realized gain on investments.......................               .-            .-          (.41)

                                                                                        ---           ---       ---

      TOTAL DISTRIBUTIONS.................................................              (.04)        (.35)        (.49)

                                                                                        ---           ---       ---

    Net asset value, end of year..........................................            $13.38        $13.23    $17.31

                                                                                        ---           ---       ---

                                                                                        ---           ---       ---

TOTAL INVESTMENT RETURN...................................................            7.35%(2)        1.49%    34.56%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets...............................             .06%(2)       .25%       1.27%

    Ratio of net investment income to average net assets..................            .64%(2)       4.58%        .70%

    Decrease reflected in above expense ratios due to undertakings

      by Dreyfus and sub-investment adviser...............................             6.19%(2)      2.60%       .06%

    Portfolio Turnover Rate...............................................              .-          373.68%       88.52%

    Net Assets, end of year (000's Omitted)...............................            $1,372         $10,406     $31,657

(1) From October 7, 1993 (commencement of operations) to December 31, 1993.

(2) Not annualized.













See notes to financial statements.



THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 ("Act")

as a diversified open-end management investment company. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold without a sales charge. The

Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a

wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston

Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the

Fund's investment adviser. NCM Capital Management Group, Inc. serves as the

Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank,

N.A.

    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    During the year ended December 31, 1995, the Fund reclassified $15,367 from paid-in capital to undistributed investment income-net and net assets were not affected by the change.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT

IONS WITH AFFILIATES:

    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The

Investment Advisory Agreement further provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. However,

Dreyfus had undertaken from January 1, 1995 through July 10, 1995 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above)

exceeded specified annual percentages of the Fund's average daily net assets.

The reduction in management fee, pursuant to the undertaking, amounted to

$11,650 for the year ended December 31, 1995.

    Pursuant to a Sub-Investment Advisory Agreement with NCM Capital

Management Group, Inc., the sub-investment advisory fee is computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc.,

a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11 for the period from December 1,

1995 through December 31, 1995.

    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the year ended December 31,

1995, $2,800 was charged to the Fund pursuant to the Shareholder Services

Plan.

    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities,

excluding short-term securities, during the year ended December 31, 1995,

amounted to $32,998,822 and $14,121,334, respectively.

    At December 31, 1995, accumulated net unrealized appreciation on investments was $3,722,618, consisting of $4,326,576 gross unrealized appreciation and $603,958 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    We have audited the accompanying statement of assets and liabilities of

The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.

 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December

31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                          [Ernst and Young LLP signature logo]



New York, New York

February 9, 1996



[Dreyfus lion "d" logo]

THE DREYFUS SOCIALLY RESPONSIBLE

GROWTH FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

NCM Capital Management Group, Inc.

103 West Main Street

Durham, NC 27701

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903



Further information is contained

in the Prospectus, which must

precede or accompany this report.









Printed in U.S.A.                           111AR9512

[Dreyfus logo]

Socially Responsible

Growth Fund, Inc.

Annual Report

December 31, 1995

CAPITAL APPRECIATION

PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this annual report on the activity of

Dreyfus Variable Investment Fund, Capital Appreciation Portfolio for the

12-month period from January 1, 1995 through December 31, 1995. During that period, the Fund provided a total return of 33.52%.* During the same period,

the Standard & Poor's 500 Composite Stock Price Index provided a return of

37.53%.**

PORTFOLIO COMPOSITION

    At the close of the period, the Portfolio had 5.7% of its net assets in short-term securities and the balance in equities. In the equity portion of the Portfolio, industry concentrations were in consumer nondurables and health care. As market conditions permit, we will reduce the position in

Treasuries and commit these assets to what we believe are high quality equities.

ECONOMIC OUTLOOK

    In our view, 1995 will prove to have been a bridge to a path of moderate growth, which should extend the economic cycle in an environment of low inflation and declining interest rates. We expect that the average annual

Gross Domestic Product growth will weaken to a range of 1.5% - 2.0% in 1996,

with inflation near 2.5%, or very likely lower. Long-term interest rates should decline to 5.5% or below in an environment of fiscal restraint and little pricing flexibility. If our outlook is incorrect, it is possible that growth and inflation will fall below our expectations, particularly in the first half of 1996, although we do not expect a recession to develop. In our view, consumer demand will remain weak until late in the year, with any increase in spending continuing to be affected by price sensitivity. The economy's growth should be supported by a moderate increase in capital spending and by growth in U.S. exports, which continues to increase as a percentage of GDP, although from a low base. In spite of weakness among its principal trading partners, the U.S. continues to gain market share in developing markets, particularly in the Pacific Rim and Far East. The above factors, along with cautious but more accommodative monetary policy, should provide enough liquidity to prevent a contraction in economic growth.

INVESTMENT OUTLOOK AND STRATEGY

    In a slowing economy with the prospect of falling corporate profits and earnings disappointments, we do not expect total return on equities to approximate that of 1995. However, we continue to expect equities to outperform fixed income securities and cash equivalents. We believe our strategy of focusing on large capitalization, multinational industry leaders will provide the most upside potential with less exposure to risk. These types of companies will continue to have excess cash available to repurchase shares near the record levels reached in 1995, in spite of weak economies among the G-7 leading industrial nations. We also expect industry consolidations and merger and acquisition activity to be robust, and only marginally lower than the record set in 1995. If the best of all possible developments takes place on the political front, investors could be surprised that equity markets will do better than consensus expectations.

INVESTMENT HIGHLIGHTS

    Rising bond prices, low inflation and the prospect of an extended period of moderate economic growth provided a constructive backdrop for equity markets in 1995. Optimism about the goal of achieving meaningful deficit reduction, and a cyclical trend of fiscal accountability and restraint, also supported equity prices. The rise in the S&P 500 Stock Index was led by health care issues, as had been the case in 1994. The Fund's 15.1% weighting in this sector had the most positive impact on performance relative to the

Index. Strong performance in shares of Merck & Co, Pfizer, Johnson & Johnson and American Home Products led this group. The strategy of concentrating the

Portfolio's assets in shares of the highest quality global companies in consumer nondurable products also benefitted

results. Shares of Philip Morris Cos, Coca-Cola, PepsiCo, Procter & Gamble,

Gillette, Kellogg and Eastman Kodak led this group. Performance in the financial services and energy sectors was also quite positive. The

Portfolio's underweighting in the retail sector relative to the S&P Index was a positive factor, as this was the weakest group in the Index in 1995.

    We appreciate your investment in the Capital Appreciation Portfolio and we will continue to seek rewarding returns on your behalf.

                                  Sincerely,









[Fayez Sarofim signature logo]



                                  Fayez Sarofim

                                  Portfolio Manager

January 16, 1996

New York, N.Y.



*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.





DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio
DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND,

CAPITAL APPRECIATION PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK

PRICE INDEX

[Exhibit A

$14,694

Standard & Poor's 500 Composite Stock

Price Index*

Dollars

$14,685

Dreyfus Variable

Investment Fund, Capital Appreciation Portfolio

*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS

  ONE YEAR ENDED                   FROM INCEPTION (4/5/93)

  DECEMBER 31, 1995                TO DECEMBER 31, 1995

  -----------                      --------------

 33.52%                            15.05%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL

CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES

 USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in Dreyfus Variable

Investment Fund, Capital Appreciation Portfolio on 4/5/93 (Inception Date) to

a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price

Index on that date. For comparative purposes, the value of the Index on

3/31/93 is used as the beginning value on 4/5/93. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price

Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial

Highlights section of the Prospectus and elsewhere in this report.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF INVESTMENTS                                                           DECEMBER 31, 1995
COMMON STOCKS-94.1%                                                                                  SHARES           VALUE

                                                                                                     ------          -------

        AEROSPACE

    & ELECTRONICS-10.5%...........   Emerson Electric                                                 6,000      $   490,500

                                     General Electric.......................                         27,050        1,947,600

                                     Intel..................................                         12,500          709,375

                                     Motorola...............................                         7,050           401,850

                                     Philips Electronics, N.V. A.D.R. ......                         18,000          645,750

                                     Rockwell International.................                         11,000          581,625

                                     Texas Instruments......................                         3,200           165,600

                                                                                                                      ------

                                                                                                                   4,942,300

                                                                                                                      ------

   AUTO RELATED-2.5%.................Chrysler                                                         8,000          443,000

                                     Ford Motor.............................                         24,694          716,126

                                                                                                                      ------

                                                                                                                   1,159,126

                                                                                                                      ------

   BANKING-6.9%......................Banc One                                                         1,800           67,950

                                     Chemical Banking.......................                         16,000          940,000

                                     Citicorp...............................                         22,025          1,481,181

                                     HSBC Holdings, A.D.R. .................                         3,500           528,500

                                     HSBC Holdings PLC......................                         2,400           36,349

                                     Keycorp................................                         1,800           65,250

                                     PNC Bank...............................                         3,000           96,750

                                                                                                                      ------

                                                                                                                   3,215,980

                                                                                                                      ------

   CAPITAL GOODS-1.5%..............  AlliedSignal                                                   12,000           570,000

                                     Cooper Industries......................                         3,000           110,250

                                                                                                                      ------

                                                                                                                     680,250

                                                                                                                      ------

  CHEMICALS-3.8%..................   Dow Chemical                                                     9,000          633,375

                                     duPont (E.I.) de Nemours...............                         13,500          943,313

                                     Rohm & Haas............................                         3,000           193,125

                                                                                                                      ------

                                                                                                                   1,769,813

                                                                                                                      ------

   ENERGY-9.1%.......................Chevron                                                         18,000          945,000

                                     Exxon..................................                         12,025          963,503

                                     Mobil..................................                         8,525           954,800

                                     Royal Dutch Petroleum .................                         10,000          1,411,250

                                                                                                                      ------

                                                                                                                    4,274,553

                                                                                                                      ------

   FINANCE-

     MISCELLANEOUS-3.4%..........    American General                                               22,000           767,250

                                     Federal National Mortgage Association..                         6,500           806,813

                                                                                                                      ------

                                                                                                                   1,574,063

                                                                                                                      ------

   FOOD, BEVERAGE &

     TOBACCO-16.9%.............      Anheuser-Busch Cos                                               8,000           535,000

                                     Coca-Cola..............................                         32,000          2,376,000

                                     General Mills..........................                            600             34,650



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                               DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                      SHARES          VALUE

                                                                                         -------------

   FOOD, BEVERAGE &

     TOBACCO (CONTINUED).............Kellogg                                                         12,000       $   927,000

                                     Nestle, A.D.R. ........................                         12,000          673,500

                                     PepsiCo................................                         25,000          1,396,875

                                     Philip Morris Cos......................                         18,000          1,629,000

                                     Sara Lee...............................                         2,500           79,687

                                     Seagram................................                         8,500           294,313

                                                                                                                      ------

                                                                                                                   7,946,025

                                                                                                                      ------

  HEALTH CARE-15.1%........          Abbott Laboratories                                             20,000          835,000

                                     American Home Products.................                         10,000          970,000

                                     Amgen..................................                          5,000 (a)      296,875

                                     Johnson & Johnson......................                         15,050          1,288,656

                                     Merck & Co.............................                         27,000          1,775,250

                                     Pfizer.................................                         18,000          1,134,000

                                     Roche Holdings, A.D.S..................                         10,000          792,500

                                                                                                                      ------

                                                                                                                    7,092,281

                                                                                                                      ------

  LEISURE TIME-4.1%..............    Disney (Walt)                                                   10,000          590,000

                                     Eastman Kodak..........................                         10,000          670,000

                                     McDonald's.............................                         15,000          676,875

                                                                                                                      ------

                                                                                                                   1,936,875

                                                                                                                      ------

   MEDIA/ENTERTAINMENT-1.6%........  McGraw-Hill                                                     5,000           435,625

                                     News Corp, A.D.S.......................                         5,000           106,875

                                     Reader's Digest Association, Cl. A.....                         4,000           205,000

                                                                                                                      ------

                                                                                                                     747,500

                                                                                                                      ------

   MULTI INDUSTRY-1.9%               Minnesota Mining & Manufacturing                               13,500           894,375

                                                                                                                      ------

OFFICE &

  BUSINESS EQUIPMENT-2.7%............AT&T                                                           12,000          777,000

                                     Ericsson (LM) Telephone, Cl. B, A.D.R.                          3,200           62,400

                                     General Motors, Cl. E..................                         8,500           442,000

                                                                                                                      ------

                                                                                                                   1,281,400

                                                                                                                      ------

   PAPER &

     FOREST PRODUCTS-1.0%.....       International Paper                                            12,500           473,438

                                                                                                                      ------

  PERSONAL CARE-8.4%.......          Estee Lauder, Cl. A                                            10,000           348,750

                                     Gillette...............................                         26,000          1,355,250

                                     International Flavors & Fragrances.....                         15,000          720,000

                                     Procter & Gamble.......................                         17,500          1,452,500

                                     Unilever, N.V..........................                         500             70,375

                                                                                                                      ------

                                                                                                                    3,946,875

                                                                                                                      ------

   RETAIL-3.0%............           May Department Stores                                            6,000          253,500

                                     Wal-Mart Stores........................                         22,000          492,250



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE

                                                                                                    -------            ------

   RETAIL (CONTINUED)................Walgreen                                                        22,000        $  657,250

                                                                                                                      ------

                                                                                                                    1,403,000

                                                                                                                      ------

  TRANSPORTATION-1.7%.........        Norfolk Southern                                               7,000           555,625

                                     Union Pacific..........................                         4,000           264,000

                                                                                                                      ------

                                                                                                                     819,625

                                                                                                                      ------

                                     TOTAL COMMON STOCKS

                                       (cost $ 36,415,825)..................                                     $44,157,479

                                                                                                                      ======

PREFERRED STOCK-.9%

                                 MEDIA/ENTERTAINMENTNews Corp, A.D.S., Cum., $.40

                                       (cost $ 434,773).....................                         22,000        $ 423,500

                                                                                                                      ======

                                                                                               PRINCIPAL

SHORT-TERM INVESTMENTS-5.7%                                                                    AMOUNT

                                                                                         -------

              U.S. TREASURY BILLS:..6.075%, 3/7/96

                                       (cost $ 2,664,646)...................                   $  2,689,000     $  2,664,261

                                                                                                                      ======

TOTAL INVESTMENTS (cost $39,515,244)    ...............................                              100.7%      $47,245,240

                                                                                                     =====            ======

LIABILITIES, LESS CASH AND RECEIVABLES                                                                (.7%).  $    (315,140)

                                                                                                     =====            ======

NET ASSETS..................................................................                         100.0%      $46,930,100

                                                                                                     =====            ======



NOTE TO STATEMENT OF INVESTMENTS;

    (a)  Non-income producing.





See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                  DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $39,515,244)-see statement......................................                                    $47,245,240

    Cash....................................................................                                         59,482

    Dividends and interest receivable.......................................                                         73,199

    Prepaid expenses and other assets.......................................                                            138

                                                                                                                     ------

                                                                                                                 47,378,059

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                       $  31,700

    Payable for investment securities purchased.............................                         390,060

    Accrued expenses and other liabilities..................................                          26,199        447,959

                                                                                                       -----         ------

NET ASSETS  ................................................................                                    $46,930,100

                                                                                                                      ======

REPRESENTED BY:

    Paid-in capital.........................................................                                    $39,208,271

    Accumulated undistributed investment income-net.........................                                          2,491

    Accumulated net realized (loss) on investments and

      foreign currency transactions.........................................                                       (10,658)

    Accumulated net unrealized appreciation on investments-Note 4(b)........                                      7,729,996

                                                                                                                     ------

NET ASSETS at value applicable to 2,649,812 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

    Interest authorized)....................................................                                    $46,930,100

                                                                                                                      ======

NET ASSET VALUE, offering and redemption price per share

    ($46,930,100 / 2,649,812 shares)........................................                                         $17.71

                                                                                                                      ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF OPERATIONS                                                            YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Cash dividends (net of $10,331 foreign taxes withheld at source)......                     $   653,226

      Interest..............................................................                         183,873

                                                                                                       -----

          TOTAL INCOME......................................................                                      $   837,099

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                         157,346

      Sub-investment advisory fee-Note 3(a).................................                         57,217

      Auditing fees.........................................................                         12,053

      Registration fees.....................................................                         7,932

      Custodian fees........................................................                         6,704

      Prospectus and shareholders' reports..................................                         4,462

      Trustees' fees and expenses-Note 3(b).................................                         2,150

      Legal fees............................................................                         1,600

                                                                                                     -----

          TOTAL EXPENSES....................................................                        249,464

      Less-reduction in investment advisory fee due to

          undertakings-Note 3(a)............................................                         6,445

                                                                                                     -----

          NET EXPENSES......................................................                                         243,019

                                                                                                                       -----

          INVESTMENT INCOME-NET.............................................                                         594,080

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized (loss) on investments and foreign currency

      transactions-Note 4(a)................................................          $    (11,330)

    Net unrealized appreciation on investments..............................              7,555,530

                                                                                              -----

      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                         7,544,200

                                                                                                                         -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $8,138,280

                                                                                                                        ======




See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,

                                                                                         --------------------------------

                                                                                                1994                   1995

                                                                                                ------                 ------

OPERATIONS:

    Investment income-net...................................................             $     269,727          $     594,080

    Net realized gain (loss) on investments.................................                       588                (11,330)

    Net unrealized appreciation on investments for the year.................                    93,162              7,555,530

                                                                                                ------                 ------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   363,477              8,138,280

                                                                                                ------                 ------

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                 (269,734)               (592,944)

                                                                                                ------                 ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................               13,455,891              27,535,981

    Dividends reinvested....................................................                  269,734                 592,943

    Cost of shares redeemed.................................................              (1,471,097)              (4,862,457)

                                                                                                ------                 ------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               12,254,528              23,266,467

                                                                                                ------                 ------

          TOTAL INCREASE IN NET ASSETS......................................               12,348,271              30,811,803

NET ASSETS:

    Beginning of year.......................................................                3,770,026               16,118,297

                                                                                                ------                 ------

    End of year (including undistributed investment income-net:

      $1,355 in 1994 and $2,491 in 1995)....................................              $16,118,297             $46,930,100

                                                                                                ======                 ======

                                                                                               SHARES          SHARES

                                                                                                ------                 ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................                1,004,793               1,722,064

    Shares issued for dividends reinvested..................................                   20,097                  34,096

    Shares redeemed.........................................................                 (110,009)              (305,274)

                                                                                                ------                 ------

      NET INCREASE IN SHARES OUTSTANDING....................................                  914,881                1,450,886

                                                                                                ======                 ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                                            YEAR ENDED DECEMBER 31,

                                                                                       ----------------------------------

PER SHARE DATA:                                                                          1993(1)      1994          1995

                                                                                         ----         ----          ----

    Net asset value, beginning of year....................................            $12.50        $13.27        $13.44

                                                                                        ---           ---            ---

    INVESTMENT OPERATIONS:

    Investment income-net.................................................               .08           .23           .23

    Net realized and unrealized gain on investments.......................               .76           .17          4.27

                                                                                        ---           ---            ---

      TOTAL FROM INVESTMENT OPERATIONS....................................               .84           .40          4.50

                                                                                        ---           ---            ---

    DISTRIBUTIONS;

    Dividends from investment income-net..................................              (.07)         (.23)         (.23)

                                                                                        ---           ---            ---

    Net asset value, end of year..........................................            $13.27        $13.44        $17.71

                                                                                        ===           ===            ===

TOTAL INVESTMENT RETURN...................................................              6.74%(2)      3.04%        33.52%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets...............................               .28%(2)       .25%          .85%

    Ratio of net investment income to average net assets..................              1.89%(2)      2.99%         2.08%

    Decrease reflected in above expense ratios due to undertakings

      by The Dreyfus Corporation..........................................              3.67%(2)       .86%          .02%

    Portfolio Turnover Rate...............................................               .01%(2)       .12%         2.81%

    Net assets, end of year (000's Omitted)...............................            $3,770       $16,118       $46,930

    (1)  From April 5, 1993 (commencement of operations) to December 31, 1993.

    (2)  Not annualized.



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Capital Appreciation Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus

Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Fayez Sarofim & Co. ("Sarofim") serves as the Series' sub-investment adviser.  Premier Mutual Fund Services, Inc.

(the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place,

Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution

Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and

dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

    The Fund has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2003.

NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER

TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement with

Dreyfus, the investment advisory fee is based on the average daily value of the Series' net assets and is computed at the following annual rates: .55 of

1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of

1% over $300 million. The fee is payable monthly. Pursuant to a

Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the average daily value of the Series' net assets and is computed at the folllowing annual rates: .20 of 1% of the first $150 million;

 .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and Sarofim, or Dreyfus and Sarofim will bear the amount of such excess to the extent required by state law.

    However, Dreyfus had undertaken, from January 1, 1995 through June 30,

1995 to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee pursuant to the undertakings amounted to $6,445 for the year ended December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the

Manager, to provide personnel and facilities to perform transfer agency services for the Fund.

    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities,

excluding short term securities, during the year ended December 31, 1995,

amounted to $25,882,151 and $723,554, respectively.

    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $7,729,996, consisting of $8,138,575 gross unrealized appreciation and $408,579 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of investments).



DREYFUS VARIABLE INVESTMENT FUND, Capital Appreciation Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

Capital Appreciation Portfolio (one of the series constituting the Dreyfus

Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Capital Appreciation Portfolio

at December 31, 1995, the results of its operations for the year then ended,

the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst and Young LLP signature logo]



New York, New York

February 9, 1996







[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

CAPITAL APPRECIATION PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center,

Suite 2907

Houston, TX 77010

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903





Further information is contained

in the Prospectus, which must

precede or accompany this report.



Printed in U.S.A.                           112AR9512

[Dreyfus logo]

Variable

Investment Fund,

DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report on Dreyfus Variable

Investment Fund, Money Market Portfolio. For its annual reporting period ended December 31, 1995, your Fund provided an annualized yield of 5.54%. The annualized effective yield after compounding was 5.68%.*

THE ECONOMY

    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve to further reduce the Federal Funds rate in December. The Federal Funds rate is the rate at which the nation's banks borrow money from each other and is a benchmark for other short-term rates. This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest

25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional decrease were the favorable inflation report in November and the generally slow rate of economic growth. As it did in July, the

Federal Reserve left unchanged the discount rate _ the rate at which the

Federal Reserve lends to member banks. The discount rate remained at 5.25%

throughout 1995.

    Signs of economic slowdown increased during the latter half of the year.

Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the sluggish growth in wages and salaries and the continued

trend of corporate downsizing. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    By November, the capacity utilization rate of the nation's factories declined for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices.

Furthermore, inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to inhibit the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal

Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.

MONEY MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

    In the past twelve months, strong fundamental and positive technical factors influenced interest rate performance. Statistical data consistently revealed weak to modest economic growth with a favorable inflation outlook,

prompting interest rates to gradually trend lower.

    For example, three-month Certificates of Deposit had an average yield of

6.29% for the month of December 1994, compared to 5.62% for the month of

December 1995.**

    In response your Portfolio's average maturity has been extended in an attempt to fully maximize yield potential in a declining interest rate environment.



    Included in this report is a series of detailed statements about your

Portfolio's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Portfolio and in The Dreyfus Corporation.

                                  Very truly yours,

[Patricia A. Larkin signature logo]











                                  Patricia A. Larkin

                                  Portfolio Manager

January 15, 1996

New York, N.Y.



*  Annualized effective yield is based upon dividends declared daily and reinvested monthly.

**Source: Federal Reserve Statistical Release.





DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF INVESTMENTS                                                          DECEMBER 31, 1995

                                                                                                    PRINCIPAL

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-15.5%                                                         AMOUNT          VALUE

                                                                                                      -------          ------

Bank of Tokyo, Ltd. (Yankee)

    6.06%, 2/5/96...........................................................                      $  2,000,000     $2,000,000

Bayerische Vereinsbank AG  (Yankee)

    5.88%-6.02%, 7/17/96-12/6/96............................................                         2,000,000      2,000,000

Deutsche Bank AG (London)

    5.78%, 2/1/96...........................................................                         1,000,000      1,000,016

Mitsubishi Bank, Ltd. (Yankee)

    6%, 1/10/96.............................................................                         1,000,000      1,000,000

Sumitomo Bank, Ltd. (Yankee)

    6.12%, 1/29/96..........................................................                         1,000,000      1,000,000

                                                                                                                        ------

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

    (cost $7,000,016).......................................................                                      $  7,000,016

                                                                                                                        ======

BANKERS' ACCEPTANCES-8.8%

Dai-Ichi Kangyo Bank Ltd. (Yankee)

    5.80%-5.92%, 2/15/96-3/8/96.............................................                     $  2,000,000     $  1,982,136

Sanwa Bank Ltd. (Yankee)

    5.79%-5.90%, 2/26/96-3/13/96............................................                         2,000,000      1,979,647

                                                                                                                        ------

TOTAL BANKERS' ACCEPTANCES

    (cost $3,961,783).......................................................                                      $  3,961,783

                                                                                                                        ======

COMMERCIAL PAPER-49.2%

AT&T Corp.

    5.69%, 3/13/96..........................................................                     $  2,000,000     $1,977,680

Bankers Trust New York Corp.

    5.81%, 3/15/96..........................................................                         1,000,000      988,407

Bear Stearns Companies Inc.

    5.80%, 7/22/96..........................................................                         1,000,000      968,648

Ciesco L.P.

    5.84%, 1/18/96..........................................................                         700,000         698,132

Ford Motor Credit Co.

    5.78%-6.33%, 1/9/96-2/28/96.............................................                         2,000,000      1,989,521

General Electric Capital Corp.

    5.61%, 5/1/96...........................................................                         1,500,000      1,472,372

General Electric Capital Services Inc.

    5.61%-5.64%, 4/25/96-5/1/96.............................................                         2,000,000      1,963,980

General Motors Acceptance Corp.

    5.70%, 5/1/96...........................................................                         2,000,000      1,962,692

Lehman Brothers Holdings Inc.

    5.90%, 1/19/96..........................................................                         2,000,000      1,994,170



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1995

                                                                                                  PRINCIPAL

COMMERCIAL PAPER (CONTINUED)                                                                         AMOUNT           VALUE

                                                                                                      -------          ------

Merrill Lynch & Co. Inc.

    5.57%-5.83%, 1/31/96-3/29/96............................................                     $  2,000,000     $  1,981,813

Nations Bank Corp

    5.61%, 5/28/96..........................................................                         1,000,000         977,553

Sears Roebuck Acceptance Corp.

    5.86%, 1/18/96..........................................................                         1,500,000      1,495,948

Spintab AB

    5.77%, 1/25/96..........................................................                         1,800,000      1,793,220

Toronto-Dominion Holdings U.S.A. Inc.

    5.76%, 1/17/96..........................................................                         1,000,000      997,511

UBS Finance (DE) Inc.

    5.90%, 1/2/96...........................................................                         1,000,000      999,836

                                                                                                                       ------

TOTAL COMMERCIAL PAPER

    (cost $22,261,483)......................................................                                       $22,261,483

                                                                                                                        ======

CORPORATE NOTES-1.1%

General Electric Capital Corp.

    5.85%, 2/9/96

    (cost $500,000).......................................................                        $     500,000    $ 500,000

                                                                                                                        ======

SHORT-TERM BANK NOTES-11.0%

Comerica Bank

    5.65%, 9/18/96........................................................                         $  2,000,000     $1,999,125

First National Bank of Boston

    5.71%, 7/10/96........................................................                           1,000,000      1,000,000

Fleet Bank of New York N.A.

    5.80%, 1/8/96...........................................................                         1,000,000      1,000,000

Morgan Guaranty Trust Co.

    6%, 10/30/96............................................................                         1,000,000      1,000,000

                                                                                                                       ------

TOTAL SHORT-TERM BANK NOTES

    (cost $4,999,125).......................................................                                      $  4,999,125

                                                                                                                        ======

U.S. GOVERNMENT AGENCIES-15.4%

Federal Farm Credit Banks, Floating Rate Notes

    5.58%, 11/7/96........................................................                        $  3,000,000     $ 2,997,541

Federal Home Loan Mortgage Corp., Discount Note

    5.50%, 1/2/96...........................................................                         1,962,000      1,961,700

Federal National Mortgage Association, Floating Rate Notes

    5.86%, 12/16/96.......................................................                           2,000,000      1,998,142

                                                                                                                        ------

TOTAL U.S. GOVERNMENT AGENCIES

    (cost $6,957,383).......................................................                                      $  6,957,383

                                                                                                                        ======



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                  DECEMBER 31, 1995



                                                                                                                       VALUE

                                                                                                                     -------

TOTAL INVESTMENTS

    (cost $45,679,790)............................................          101.0%                                $45,679,790

                                                                             ====                                     ======

LIABILITIES, LESS CASH AND RECEIVABLES............................          (1.0%)                              $    (430,939)

                                                                             ====                                     ======

NET ASSETS  .................................................               100.0%                               $45,248,851

                                                                             ====                                     ======



NOTE TO STATEMENT OF INVESTMENTS;

    (a)  Variable interest rate-subject to periodic change.


See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                    DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value-Note 2(a)...........................                                       $45,679,790

    Interest receivable.....................................................                                          183,374

    Prepaid expenses and other assets.......................................                                             707

                                                                                                                       ------

                                                                                                                    45,863,871

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                         $  18,543

    Due to Custodian........................................................                         560,303

    Accrued expenses........................................................                         36,174          615,020

                                                                                                         -----         ------

NET ASSETS  ................................................................                                         $45,248,851

                                                                                                                       ======

REPRESENTED BY:

    Paid-in capital.........................................................                                         $45,237,051

    Accumulated undistributed investment income-net.........................                                         12,579

    Accumulated net realized (loss) on investments..........................                                           (779)

                                                                                                                       ------

NET ASSETS at value applicable to 45,237,051 shares outstanding (unlimited

    number of $.001 par value shares of Beneficial Interest authorized).....                                         $45,248,851

                                                                                                                       ======

NET ASSET VALUE, offering and redemption price per share

    ($45,248,851 / 45,237,051 shares).......................................                                         $1.00

                                                                                                                       ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF OPERATIONS                                                               YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INTEREST INCOME.........................................................                                         $2,299,161

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                         $187,396

      Custodian fees........................................................                         17,735

      Prospectus and shareholders' reports..................................                         16,696

      Professional fees.....................................................                         11,163

      Registration fees.....................................................                         3,592

      Trustees' fees and expenses-Note 3(b).................................                         2,658

      Shareholder servicing costs...........................................                         549

      Miscellaneous.........................................................                         3,837

                                                                                                      -----

          TOTAL EXPENSES....................................................                         243,626

      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        10,251

                                                                                                      -----

          NET EXPENSES......................................................                                         233,375

                                                                                                                       -----

INVESTMENT INCOME-NET.......................................................                                         2,065,786

NET REALIZED (LOSS) ON INVESTMENTS-Note 2(b)................................                                              (848)

                                                                                                                        -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $2,064,938

                                                                                                                       ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED DECEMBER 31,

                                                                                       ----------------------------------

                                                                                             1994                     1995

                                                                                            -------                   ------

OPERATIONS:

    Investment income-net...................................................          $     1,006,418             $ 2,065,786

    Net realized gain (loss) on investments.................................                       40                    (848)

                                                                                              -------                  ------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                1,006,458               2,064,938

                                                                                              -------                  ------

DIVIDENDS TO SHAREHOLDERS FROM;

    Investment income-net...................................................              (1,000,523)             (2,059,102)

                                                                                              -------                  ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................              141,994,565             132,951,838

    Dividends reinvested....................................................              1,000,523                 2,059,103

    Cost of shares redeemed.................................................          (115,923,303)               (124,496,329)

                                                                                              -------                  ------



      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               27,071,785              10,514,612

                                                                                              -------                  ------

          TOTAL INCREASE IN NET ASSETS......................................               27,077,720              10,520,448

NET ASSETS:

    Beginning of year.......................................................                7,650,683               34,728,403

                                                                                              -------                  ------

    End of year (including undistributed investment income-net:

      $5,895 in 1994 and $12,579 in 1995)...................................              $   34,728,403          $ 45,248,851

                                                                                              =======                  ======




See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                             YEAR ENDED DECEMBER 31,

                                                              --------------------------------------------------------------

PER SHARE DATA:                                                 1991        1992        1993        1994        1995

                                                                ----         ----       ----        ----        ----

    Net asset value, beginning of year...........          $   1.00     $   1.00    $   1.00    $   1.00    $   1.00

                                                               ----         ----        ----        ----        ----

    INVESTMENT OPERATIONS;

    Investment income-net........................              .058         .041        .032        .043        .055

                                                               ----         ----        ----        ----        ----

    DISTRIBUTIONS;

    Dividends from investment income-net.........              (.058)      (.041)      (.032)      (.043)      (.055)

                                                               ----         ----        ----        ----        ----

    Net asset value, end of year.................             $   1.00     $ 1.00     $  1.00   $   1.00     $   1.00

                                                               ====         ====        ====        ====        ====

TOTAL INVESTMENT RETURN..........................                5.99%      4.14%        3.29%      4.37%        5.66%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......                 .-         .-           .-          .-          .62%

    Ratio of net investment income to average

      net assets.................................                5.78%      4.10%        3.23%      4.62%        5.51%

    Decrease reflected in above expense ratios due

      to undertakings by The Dreyfus Corporation.                3.94%      4.25%        2.81%        .88%        .03%

    Net Assets, end of year (000's Omitted)......           $ 1,619         $790      $ 7,651      $34,728     $45,249










See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Money Market Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.

The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus")

serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of

Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts

02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is the Boston Institutional Group, Inc.

    It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.

    The Fund currently functions as the funding vehicle for the Dreyfus

Series 2000 Variable Annuity Contract (the "Account") issued by Mutual

Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the

Superior Court of New Jersey entered an Order (the "Order") appointing the

New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.

The Commissioner was granted immediate exclusive possession and control of,

and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner Filed the

First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation

("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of stock of MBLLAC to a Trust. The

Commissioner was designated as the sole Trustee of the Trust. On August 12,

1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an order of Confirmation permitting the implementation of the Plan.

    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and

related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the

Commissioner was designated as Trustee.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    In view of the terms and conditions of both the Order and the Plan,

applications for new contracts and additional purchase

payments under existing contracts are currently not being accepted by the

Account. The terms of the Order and the Plan permit redemptions from the

Account to continue as requested.

    The proceedings of the New Jersey Insurance Commissioner with respect to

Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Series' investments.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.

Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by a capital loss carryover, if any, such gain will not be distributed.

    On January 2, 1996, the Fund declared a cash dividend of approximately

$.0004 per share from undistributed investment income-net which includes investment income-net for Saturday, December 30, 1995 and Sunday, December

31, 1995.

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    However, Dreyfus had undertaken, from January 1, 1995 through February 1,

1995, to reduce the investment advisory fee paid by

the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $10,251 for the year ended

December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the

Manager, to provide personnel and facilities to perform transfer agency services for the Fund.

    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS VARIABLE INVESTMENT FUND, Money Market Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, MONEY MARKET PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

Money Market Portfolio (one of the series constituting the Dreyfus Variable

Investment Fund) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.

 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at

December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,

and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                              [Ernst and Young LLP signature logo]

New York, New York

February 9, 1996





[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

MONEY MARKET PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903







Further information is contained

in the Prospectus, which must

precede or accompany this report.











Printed in U.S.A.                           117AR9512

[Dreyfus logo]

Variable

Investment Fund,

MONEY MARKET

PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    For the fiscal year ended December 31, 1995, the Managed Assets Portfolio of Dreyfus Variable Investment Fund posted a total return of -.26% per share,* while the Standard & Poor's 500 Composite Stock Price Index rose

37.53%.**

    During this past year, the Portfolio was positioned to benefit from a declining stock market and a rising price in gold shares. However, the stock market experienced extraordinary returns, while gold stocks remained essentially unchanged.

THE EQUITY MARKET

    The Portfolio holds index put options and short positions intended to benefit from declines in the equity markets. The value of the options has declined, but the loss has been limited to the premiums paid. The Portfolio has also lost value by selling both stocks and S&P 500 Futures short. Through a discipline of "limiting losses" the Portfolio has exited these positions during certain periods. The bulk of the Portfolio's losses during the last fiscal year can be attributed to these positions.

    The general stock market has risen sharply during the past year in parallel with long-term Treasury bonds and strong earnings. The stock market remains at what has in the past proven to be very expensive valuation levels,

particularly as measured by dividend yields on both an absolute basis and relative to Treasury bill yields. The future direction of the market becomes more complex when one considers that inflation remains tame, earnings continue to be strong, and interest rates are declining. The correction of the overvaluation of financial assets will ultimately be triggered by a change in the direction of any one of these bullish supports for stock prices.

GOLD MINING SHARES

    The Portfolio's gold share position stands at approximately 25% of the total Portfolio. Gold bullion has failed to penetrate the $400 per ounce level significantly for the past 5 years. Each rally approaching $400 per ounce is met by supply from either central banks or gold mining companies selling their production forward. At some point this supply could shift sharply into demand. Forward selling is essentially a short position that producers may scramble to reverse in a rising gold market, while the complacen cy of central banks may be altered should there be a shift in the public's current positive attitude toward financial assets. The gold shares have done little to alter the performance of the Portfolio in the last year with the exception of some net trading profits. We still believe that should the gold market penetrate the $400 per ounce level, the following rise will be quick and sharp, warranting our core position.

SPECIAL SITUATIONS

    We have maintained a 20% position in debt securities denominated in

Deutsche Marks, Swiss Francs, and South African Rands. The currency profits have been locked in through hedging after the dollar dropped to 1.42 DM/$. We will continue to monitor this position in the hope that the Portfolio can take advantage of another dollar slide. The Portfolio has purchased securities in a number of emerging markets. These include Venezuelan and

Argentine debt securities along with closed-end investment funds that invest in Vietnam and Russia. In total, this asset class has proven to be very profitable for the Portfolio.

    The Portfolio purchased put options that would benefit if either the

Japanese bond market or the Japanese yen declined. Japan, a land mass the size of California, has a Gross Domestic Product in dollars roughly equal to the U.S. This high level, along with recent trade figures, real estate problems and other valuation techniques points to a lower yen and higher interest rates. This position was recently sold at a profit as the yen/$

foreign exchange rate moved from 85 to above 102.

    The Portfolio has purchased Japanese equities while hedging the currency exposure. The Japanese stock market appears to offer value after declining over 50% from its peak in 1989. Even though Japan is facing a difficult real estate problem, and the stock market still appears expensive relative to earnings, there seem to be some signs of a change. The market is cheap relative to book value and short-term interest rates. Technical indicators such as volatility and volume patterns point to an end to the six-year bear market. Most importantly, earnings are due to rebound as the government provides liquidity to the economy due to its real estate problems,

a situation similar to the U.S. in 1991. Additionally, a weaker yen will markedly improve the health of export-oriented Japan by making the price of its goods more competitive.

    The Portfolio holds Interest Only securities (IOs). After they dropped almost 50% due to lower interest rates, the Fund began purchasing the IOs again. The IO securities are one of the cheapest and most liquid means of benefiting from rising interest rates. Even though rates have continued to decline, the Portfolio is roughly break-even on the IO investment.

    The Portfolio continues to search for value in the stock market and a few names have surfaced such as Castle & Cooke, Hartmarx, Horsham, PT TriPolyta

Indonesia, A.D.R., Duty Free International, and Teledyne. While profits have been realized on a number of equities as they have reached what we feel is a fair valuation, the remaining companies continue to trade substantially below our estimates of their market values.

THE OUTLOOK

    In summary, the Portfolio's positions will generally benefit from stock market declines, interest rate increases, rising gold shares, and a number of special situations both in the U.S. and abroad. In addition, it will continue to hold a significant U.S. Treasury Bill position in anticipation of buying stocks at much cheaper levels.

    The performance of the Portfolio has been poor over the last fiscal year.

While many themes that the Portfolio invested in have worked out well, the primary one, profiting during a bear stock market, has proven to be a disaster of late. The investment committee has always realized the price for being bearish too early is poor performance, both absolute and relative. In an attempt to limit the losses during a rising market and minimize weak absolute returns, the Portfolio has adhered to a policy of buying put options along with a strict discipline of exiting short positions. The markets have surely tested our conviction over the last few years, but we feel more strongly than ever that at present investors should take a cautious and conservative stance toward financial assets.

                              Sincerely,







                              Comstock Partners, Inc.

                              Investment Policy Committee

January 15, 1996

Jersey City, New Jersey



*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio    DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND, MANAGED ASSETS PORTFOLIO AND THE STANDARD & POOR'S 500

COMPOSITE STOCK PRICE INDEX AND

THE DOW JONES INDUSTRIAL AVERAGE

[Exhibit A:

Dollars

$22,924

Dow Jones

Industrial Average*

$22,306

Standard & Poor's 500

Composite Stock

Price Index*

$14,385

Dreyfus Variable

Investment Fund,

Managed Assets Portfolio

*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS

   ONE YEAR ENDED        FIVE YEARS ENDED              FROM INCEPTION (8/31/90)

   DECEMBER 31, 1995     DECEMBER 31, 1995             TO DECEMBER 31, 1995

   -----------           -----------                   --------------

  (0.26)%                7.14%                         7.05%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL

CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES

USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in Dreyfus Variable

Investment Fund, Managed Assets Portfolio on 8/31/90 (Inception Date) to a

$10,000 investment made in the Standard & Poor's 500 Composite Stock Price

Index and the Dow Jones Industrial Average on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price

Index and the Dow Jones Industrial Average are widely accepted, unmanaged indices of overall stock market performance, which do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS                                                              DECEMBER 31, 1995

COMMON STOCKS-35.4%                                                                                  SHARES          VALUE

                                                                                                   -------           ------

    BROADCASTING-1.2%                P.T. Telekomunikasi Indonesia, A.D.R.       .(a)         .....  6,900        $ 174,225

                                     Tele-Communications Liberty Media, Cl. A.....(a)                1,250           33,594

                                     Tele-Communications - TCI, Cl. A.............(a)                5,000           99,375

                                                                                                                     ------

                                                                                                                    307,194

                                                                                                                     ------

   CHEMICALS-.7%                      P.T. Tri Polyta Indonesia, A.D.R.                             12,500          171,875

                                                                                                                     ------

  CONGLOMERATES-.5%.................. Teledyne                                                       5,300          135,813

                                                                                                                     ------

   CONSUMER GROWTH

     STAPLES-.6%.............        Paragon Trade Brands                         (a)                6,000          140,250

                                                                                                                     ------

   ELECTRICAL EQUIPMENT-.3%....     Hitachi, A.D.R.                                                    800           80,400

                                                                                                                     ------

  ENERGY-.7%......................  Baker Hughes                                                     5,500           134,062

                                     Basin Exploration....................        (a)                10,500          51,844

                                                                                                                     ------

                                                                                                                     185,906

                                                                                                                     ------

   FINANCE-.3%....................  Pioneer Group                                                     2,800          76,300

                                                                                                                     ------

   FOODS & BEVERAGES-.6%.........   Castle & Cooke                                                    1,133           18,983

                                     Dole Food..............................                         3,400           119,000

                                                                                                                     ------

                                                                                                                     137,983

                                                                                                                     ------

   GOLD MINING-21.1%.................Amax Gold                                    (a)                30,000          217,500

                                     Ashanti Goldfields, G.D.R. ..................(b)                14,000          281,750

                                     Bema Gold............................        (a)                87,000          174,000

                                     Buffelsfontein Gold Mining, A.D.R. ..........(a)                13,000          37,375

                                     Canyon Resources.....................        (a)                68,000          165,750

                                     Crystallex International.............        (a)                16,000          27,429

                                     Dakota Mining........................        (a)                25,000          37,500

                                     Driefontein Consolidated, A.D.R. ......                         16,300          201,713

                                     East Rand Gold & Uranium, A.D.R. ...............                30,000          81,000

                                     El Callao Mining.....................        (a)                8,000           3,516

                                     Elandsrand Gold Mining, A.D.R. .................                25,000          121,875

                                     Firstmiss Gold.......................        (a)                11,200          249,200

                                     Free State Consolidated Gold Mines, A.D.R. .....                9,800           71,050

                                     Goldcorp, Cl. A........................                         15,040          177,670

                                     Golden Shamrock Mines................        (a)                60,000          36,977

                                     Greenstone Resources.................        (a)                58,200          168,418

                                     Homestake Mining.......................                         3,200           50,000

                                     International Gold Resources.................(a)                80,000          210,989

                                     Kinross Mines, A.D.R. .................                         9,000           84,375

                                     Kloof Gold Mining, A.D.R. .............                         6,300           59,456

                                     MK Gold..............................        (a)                99,000          247,500

                                     Menzies Gold.........................        (a)                250,000         83,531

                                     Newmont Mining.........................                         5,771           261,138

                                     Pegasus Gold.........................        (a)                37,500          520,313

                                     Prime Resource Group.................        (a)                26,000          178,571

                                     Randfontein Estates Gold Mining, A.D.R. ........                7,200           46,420



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                   DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE

                                                                                                    -------           ------



   GOLD MINING (CONTINUED)..         Rio Amarillo Mining                       (a,b)                 80,000     $     32,234

                                     Royal Oak Mines......................        (a)                118,000         420,375

                                     Santa Fe Pacific Gold..................                         16,000          194,000

                                     Southwestern Gold....................        (a)                18,000          102,198

                                     TVX Gold.............................        (a)                59,200          419,647

                                     Vaal Reefs Exploration & Mining, A.D.R.........                 28,000          178,500

                                     Vengold..............................        (a)                82,000          66,359

                                     Winkelhaak Mines, A.D.R. ..............                         18,000          126,000

                                                                                                                     ------

                                                                                                                     5,334,329

                                                                                                                     ------

   HEALTH CARE-.7%.............      Tenet Healthcare                             (a)                 8,500          176,375

                                                                                                                     ------

    HOLDING COMPANIES-.5%........... Horsham                                                         10,000          135,000

                                                                                                                     ------

    INDUSTRIAL-1.3%..................Anglovaal                                                        5,000          213,991

                                 ....ISCOR                                                          103,400          93,046

                                     Johnnies Industrial....................                         1,414           21,336

                                                                                                                     ------

                                                                                                                    328,373

                                                                                                                     ------

    METALS-1.1%                      Freeport-McMoRan Copper & Gold, Cl. A.                   ....... 3,800         106,400

                                     Silver Standard Resources (Warrants).........(a,b)              40,000          164,835

                                                                                                                     ------

                                                                                                                     271,235

                                                                                                                     ------

   MINING-1.3%.......................Eldorado                                     (a,b)              57,000          177,473

                                     JCI, A.D.R. ...........................                         1,400           11,042

                                     Triton Mining......................        (a,b)                40,000          146,520

                                                                                                                     ------

                                                                                                                     335,035

                                                                                                                     ------

   MISCELLANEOUS-.8%                 Fleming Russia Securities Fund               (a)                15,000          86,250

                                     Lazard Vietnam Fund..................        (a)                10,000          106,250

                                                                                                                     ------

                                                                                                                     192,500

                                                                                                                     ------

   OIL-1.5%........................  Amerada Hess                                                    2,600           137,800

                                     HS Resources.........................        (a)                7,700           99,138

                                     Total S.A., A.D.R. ....................                         4,000           136,000

                                                                                                                     ------

                                                                                                                     372,938

                                                                                                                     ------

  OIL & GAS EXPLORATION-.5%.......   Petro-Canada                                                   11,500           132,692

                                                                                                                     ------

  RETAIL TRADE-1.0%....              Duty Free International                                         8,200           131,200

                                     Hartmarx.............................        (a)                30,000          131,250

                                                                                                                     ------

                                                                                                                     262,450

                                                                                                                     ------

  SEMICONDUCTORS-.7%.................Fujitsu                                                         3,000           33,333

                                     NEC, A.D.R. ...........................                         1,600           97,600

                                     OKI Electric Industry................        (a)                3,000           26,899

                                     Toshiba................................                         3,000           23,449

                                                                                                                     ------

                                                                                                                     181,281

                                                                                                                     ------

                                     TOTAL COMMON STOCKS

                                       (cost $9,164,105)....................                                    $  8,957,929

                                                                                                                    =======



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                  DECEMBER 31, 1995

PREFERRED STOCKS-.6%                                                                           SHARES          VALUE

                                                                                         -------------

   CONGLOMERATES;............        Teledyne, Series E                                                 160    $      2,300

                                 METALS;    Freeport-McMoRan Copper & Gold, Cl. A.                    4,500         136,688

                                                                                                                     ------

                                     TOTAL PREFERRED STOCKS

                                       (cost $177,297)......................                                      $ 138,988

                                                                                                                     ======



                                                                                                  CONTRACTS

                                                                                                   SUBJECT

PUT OPTIONS-3.2%                                                                                   TO PUT

                                                                                                   -------

                                     AMEX Security Broker/Dealer Index;

                                       January `96 @ $355...................                         2,600        $  55,900

                                     Standard & Poor's 500 Index Flex Options;

                                       December `96 @ $525..................                         1,300           7,231

                                     Standard & Poor's 500 Index:

                                       March `96 @ $453...................        (k)                4,546               0

                                       March `96 @ $500.....................                         7,500           2,813

                                       March `96 @ $525.....................                         7,000           4,375

                                       March `96 @ $625.....................                         6,000           97,500

                                       June `96 @ $450......................                         1,600              500

                                       June `96 @ $475......................                         7,600           5,700

                                       June `96 @ $500......................                         5,000           6,250

                                       June `96 @ $550......................                         2,100           8,137

                                       September `96 @ $550.................                         12,700          84,138

                                       September `96 @ $575.................                         7,500           76,875

                                       December `96 @ $525..................                         1,300           7,962

                                       December `96 @ $550..................                         21,500          190,813

                                       December `96 @ $600..................                         6,000           116,250

                                       June `97 @ $550......................                         6,000           76,125

                                       June `97 @ $600......................                         3,000           69,750



                                                                                                   PRINCIPAL

                                                                                                    AMOUNT

                                                                                                   SUBJECT

                                                                                                    TO PUT

                                                                                                    -------

                                     U.S. Treasury Bond;

                                       7.625%, 2/15/2025;

                                          April `96 @ $103.078                (k)             $..1,950,000               19

                                                                                                                     ------

                                     TOTAL PUT OPTIONS

                                       (cost $1,608,836)....................                                      $ 810,338

                                                                                                                     ======





DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1995

                                                                                               PRINCIPAL

BONDS & NOTES-22.6%                                                                            AMOUNT          VALUE

                                                                                         -------------

       BONDS-21.8%..........        Argentinian Securities;

                                       Republic of Argentina,

                                       ..5%, 3/31/2023                (c,d,e)                 $.....250,000      $  142,656

                                     Austrian Securities;

                                       Republic of Austria,

                                       ..4.50%, 2/12/2000                (f)                      1,993,068       2,108,666

                                     German Securities;

                                       Bundesrepublik Deutschland,

                                       .. 9%, 10/20/2000                 (g)                      1,740,341       2,027,497

                                     South African Securities;

                                       Eskom,

                                       . 11%, 6/1/2008                   (h)                        987,654         804,444

                                     Venezuelan Securities;

                                       Republic of Venezuela,

                                       ... 6.75%, 3/31/2020              (c,d)                      750,000         429,844

                                                                                                                     ------

                                                                                                                  5,513,107

                                                                                                                     ------

                                 NOTES-.8%  Federal National Mortgage Association,

                                       Non-Callable Strips, (collateralized by

                                       FNMA Strip, 10/1/2024) Cl. 267-2,

                                       8.50%, 10/25/2024 (Interest Only Obligation)               951,427(i)        195,043

                                                                                                                     ------

                                     TOTAL BONDS AND NOTES

                                       (cost $5,028,183)....................                                   $  5,708,150

                                                                                                                     ======

SHORT-TERM INVESTMENTS-32.0%

              U.S. TREASURY BILLS:...5.26%, 1/11/96                             (j)            $.....574,000      $  573,099

                                     5.26%, 2/29/96.........................                         126,000         124,999

                                     4.89%, 3/7/96..........................                         5,434,000      5,384,007

                                     4.85%, 3/14/96.........................                         2,036,000      2,015,131

                                                                                                                     ------

                                     TOTAL SHORT-TERM INVESTMENTS

                                       (cost $8,099,336)....................                                   $  8,097,236

                                                                                                                     ======

TOTAL INVESTMENTS (cost $24,077,757)........................................                         93.8%      $23,712,641

                                                                                                    =====            ======

CASH AND RECEIVABLES (NET)..................................................                         6.2%      $  1,559,160

                                                                                                    =====            ======

NET ASSETS..................................................................                         100.0%     $25,271,801

                                                                                                    =====            ======





DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio



NOTES TO STATEMENT OF INVESTMENTS:

    (a)  Non-income producing.

    (b)  Securities exempt from registration under Rule 144A of the

    Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At

    December 31,1995, these securities amounted to $802,812 or 3.2% of net assets.

    (c)  Denominated in U.S. Dollars.

    (d)  Secured by U.S. Treasury Securities.

    (e)  Scheduled variable interest rate.

    (f)  Denominated in Swiss Francs.

    (g)  Denominated in German Marks.

    (h)  Denominated in South African Rand.

    (i)  Notional face amount.

    (j)  Partially held by the custodian in a segregated account as collateral for open financial futures positions.

    (k)  Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $19 represents approximately 0.00% of net assets:



                                                              ACQUISITION   PURCHASE         PERCENTAGE OF

PUT OPTIONS:                                                  DATE            PRICE            NET ASSETS    VALUATION*

-------                                                      ------           -----             --------        ------

Standard & Poor's 500 Index

    March `96 @ $453 ........................           .  12/14/94           $21.99             0.00        fair value

U.S. Treasury Bond;

    7.625%, 2/15/2025, April `96 @ $103.078..               4/12/95            $4.72             0.00        fair value

    *The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.



STATEMENT OF FINANCIAL FUTURES                                                      DECEMBER 31, 1995

                                                                            UNREALIZED

                                                                           MARKET VALUE                    APPRECIATION

                                                              NUMBER OF      COVERED                           (DEPRECIATION)

FINANCIAL FUTURES PURCHASED;                                  CONTRACTS   BY CONTRACTS    EXPIRATION        AT 12/31/95

                                                               -------      ------         -------            -------

Nikkei 225...................................                  2       $    200,600        March `96         $   300

FINANCIAL FUTURES SOLD SHORT:

Hang Seng....................................                  10      $  (655,633)      January `96          (4,204)

Japanese Yen............................        ......         2       $  (244,325)        March `96           20,600

Standard & Poor's 500........................                  13     $ (4,019,925)        March `96          (24,600)

                                                                                                               -----

                                                                                                        $      (7,904)

                                                                                                                ======







See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                   DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $24,077,757)-see statement......................................                                       $23,712,641

    Cash....................................................................                                         1,522,261

    Dividends and interest receivable.......................................                                          148,197

    Net unrealized appreciation on forward currency

      exchange contracts-Note 4(a)..........................................                                           88,822

    Receivable for investment securities sold...............................                                           73,303

    Prepaid expenses........................................................                                              143

                                                                                                                        ------

                                                                                                                   25,545,367

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                    $    8,040

    Due to Comstock Partners, Inc. .........................................                         8,040

    Payable for investment securities purchased.............................                       223,860

    Payable for futures variation margin-Note 4(a)..........................                         5,341

    Accrued expenses........................................................                         28,285          273,566

                                                                                                       ----           ------

NET ASSETS..................................................................                                     $25,271,801

                                                                                                                      ======

REPRESENTED BY:

    Paid-in capital.........................................................                                     $26,973,355

    Accumulated distributions in excess of

      investment income-net.................................................                                          (9,863)

    Accumulated net realized (loss) on investments..........................                                      (1,407,423)

    Accumulated net unrealized (depreciation) on investments and foreign currency transactions [including ($7,904) net unrealized

(depreciation) on financial futures-Note 4(b)]..............................                                        (284,268)

                                                                                                                       ------

NET ASSETS at value applicable to 2,159,141 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial Interest

    authorized).............................................................                                      $25,271,801

                                                                                                                       ======

NET ASSET VALUE, offering and redemption price per share

    ($25,271,801 / 2,159,141 shares)........................................                                           $11.70

                                                                                                                       ======









See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF OPERATIONS                                                               YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Interest..............................................................                     $1,207,565

      Cash dividends (net of $4,177 foreign taxes withheld at source).......                         98,715

                                                                                                      -----

            TOTAL INCOME....................................................                                       $ 1,306,280

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                         108,913

      Sub-investment advisory fee-Note 3(a).................................                         108,913

      Professional fees.....................................................                         18,419

      Custodian fees........................................................                         15,533

      Prospectus and shareholders' reports..................................                         10,499

      Trustees' fees and expenses-Note 3(b).................................                         2,158

      Shareholder servicing costs...........................................                           422

      Registration fees.....................................................                           100

      Miscellaneous.........................................................                         6,832

                                                                                                     -----

            TOTAL EXPENSES..................................................                                         271,789

                                                                                                                       -----

            INVESTMENT INCOME-NET...........................................                                         1,034,491

                                                                                                                          -----

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:

    Net realized (loss) on investments, options and foreign currency

      transactions-Note 4(a)................................................            $  (153,738)

    Net realized gain (loss) on forward currency exchange contracts-Note

4(a):

      Long transactions.....................................................               (357,372)

      Short transactions....................................................                  7,883

Net realized gain (loss) on financial futures-Note 4(a):

      Long transactions.....................................................                 15,924

      Short transactions....................................................               (767,400)

                                                                                             -----

            NET REALIZED (LOSS).............................................                                      (1,254,703)

    Net unrealized appreciation on investments and foreign currency transactions [including $26,197 net unrealized appreciation on

      financial futures]....................................................                                         162,896

                                                                                                                      -----

            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                      (1,091,807)

                                                                                                                      -----

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                   $     (57,316)

                                                                                                                      =====



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED DECEMBER 31,

                                                                                         -------------------------------

                                                                                              1994                    1995

                                                                                            -------                  -------

OPERATIONS:

    Investment income-net...................................................         $      745,232            $   1,034,491

    Net realized gain (loss) on investments.................................                146,575               (1,254,703)

    Net unrealized appreciation (depreciation) on investments for the year..             (1,091,304)                  162,896

                                                                                             ------                    ------

      NET (DECREASE) IN NET ASSETS RESULTING FROM

          OPERATIONS........................................................                 (199,497)                (57,316)

                                                                                             ------                    ------

DIVIDENDS TO SHAREHOLDERS:

    From investment income-net..............................................                 (769,916)             (1,307,692)

    In excess of investment income-net......................................                  (48,981)                (9,863)

                                                                                             ------                    ------

      TOTAL DIVIDENDS.......................................................                 (818,897)              (1,317,555)

                                                                                             ------                    ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................                26,699,972             8,040,165

    Dividends reinvested....................................................                 818,897                 1,317,555

    Cost of shares redeemed.................................................              (3,947,678)            (13,220,570)

                                                                                             ------                    ------

      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST

          TRANSACTIONS......................................................               23,571,191             (3,862,850)

                                                                                             ------                    ------

          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................               22,552,797             (5,237,721)

NET ASSETS:

    Beginning of year.......................................................               7,956,725                30,509,522

                                                                                             ------                    ------

    End of year [including distributions in excess of investment

      income-net: $(48,981) in 1994 and $(9,863) in 1995]...................             $ 30,509,522            $ 25,271,801

                                                                                             ======                    ======



                                                                                               SHARES                 SHARES

                                                                                             ------                    ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................              2,094,088                   654,797

    Shares issued for dividends reinvested..................................                 67,318                   112,098

    Shares redeemed.........................................................                 (310,779)             (1,074,101)

                                                                                             ------                    ------

      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                1,850,627                (307,206)

                                                                                             ======                    ======









See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                                YEAR ENDED DECEMBER 31,

                                                               ------------------------------------------------------------

PER SHARE DATA:                                                  1991         1992          1993         1994           1995

                                                                ----          ----          ----          ----           ----

    Net asset value, beginning of year...........              $10.11        $10.76       $10.14       $12.92          $12.37

                                                                ----          ----          ----          ----           ----

    INVESTMENT OPERATIONS:

    Investment income-net........................                 .41          .22           .20          .35             .51

    Net realized and unrealized gain (loss) on investments        .66         (.11)         2.71         (.56)           (.54)

                                                                ----          ----          ----          ----           ----

      TOTAL FROM INVESTMENT OPERATIONS...........                1.07          .11          2.91         (.21)           (.03)

                                                                ----          ----          ----          ----           ----

    DISTRIBUTIONS:

    Dividends from investment income-net.........                (.42)        (.31)         (.13)        (.32)           (.64)

    Dividends in excess of investment income-net.                 .-           .-            .-          (.02)            .-

    Dividends from net realized gain on investments               .-          (.42)          .-           .-              .-

                                                                ----          ----          ----          ----           ----

      TOTAL DISTRIBUTIONS........................               (.42)         (.73)         (.13)        (.34)           (.64)

                                                                ----          ----          ----          ----           ----

    Net asset value, end of year.................             $10.76        $10.14        $12.92        $12.37          $11.70

                                                                ====          ====          ====          ====           ====

TOTAL INVESTMENT RETURN..........................              10.60%         1.07%        28.59%        (1.56%)         (.26%)

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......               1.00%          .97%          .27%          .25%           .94%

    Ratio of net investment income to average net assets        4.46%         1.88%         1.87%         3.54%          3.56%

    Decrease reflected in above expense ratios due to

      undertakings by The Dreyfus Corporation

      and Comstock Partners, Inc. ...............               2.83%         1.70%         2.25%          .88%             -

    Portfolio Turnover Rate......................              91.97%       118.78%        99.08%        25.96%          53.88%

    Net Assets, end of year (000's Omitted)......             $2,179        $1,865        $7,957       $30,510         $25,272















See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company operating as a series company currently offering eight series,

including the Managed Assets Portfolio, (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.

The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus")

serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of

Mellon Bank, N.A. Comstock Partners, Inc. ("Comstock Partners") serves as the

Series' sub-investment adviser. Premier Mutual Fund Services, Inc. (the

"Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place,

Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution

Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently functions as the funding vehicle for the Dreyfus

Series 2000 Variable Annuity Contract (the "Account") issued by Mutual

Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the

Superior Court of New Jersey entered an Order (the "Order") appointing the

New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.

The Commissioner was granted immediate exclusive possession and control of,

and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the

First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation

("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust.

The Commissioner was designated as the sole Trustee of the Trust. On August

12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and

related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the

Commissioner was designated as Trustee.

    In view of the terms and conditions of both the Order and the Plan,

applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

    The proceedings of the New Jersey Insurance Commissioner with respect to

Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

    The Series had dividends in excess of investment income-net for financial statement purposes resulting from Federal income tax distribution requirements.

    During the year ended December 31, 1995, the Series reclassified $27,993 charged to undistributed income-net in prior years to paid-in capital. In addition, the Series reclassified $350,175 charged to net realized gains to undistributed income-net.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such

qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

    The Series has an unused capital loss carryover of approximately

$1,782,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31,

1995. The carryover does not include net realized securities losses from

November 1, 1995 through December 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002 and

$1,412,400 expires in fiscal 2003.

NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEES AND OTHER TRANSAC

TIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly. Pursuant to a Sub-Investment Advisory

Agreement with Comstock Partners, the sub-investment advisory fee is computed at an annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly.

    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the year ended December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the

Manager, to provide personnel and facilities to perform transfer agency services for the Fund.

    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities,

excluding short-term securities, options and forward currency exchange contracts during the year ended December 31, 1995 amounted to $8,587,045 and

$8,299,160, respectively.



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The following summarizes open forward currency exchange contracts at

December 31, 1995:

                                                              FOREIGN                                          UNREALIZED

                                                              CURRENCY                       U.S. DOLLAR      APPRECIATION

FORWARD CURRENCY CONTRACTS                                    AMOUNTS         PROCEEDS         VALUE           (DEPRECIATION)

----------------                                              ------          -------          -------          -------

SALES:

    German Deutschemarks, expiring 2/20/96...                      2,700,000      $1,935,484        $1,886,133  $49,351

    Swiss Francs, expiring 2/20/96...........                      2,140,000      1,903,914         1,864,436    39,478

                                                                                     COST

                                                                                    -------

PURCHASES;

    Hong Kong Dollars, expiring 1/2/96.......                      180,951      $     23,408         23,401         (7)

                                                                                                                   ----

      TOTAL..................................                                                                   $88,822



    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency

exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates.

The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.

    The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments

in financial futures require the Series to "mark to market" on a daily basis,

which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December

31, 1995, and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.

    The Series may purchase put and call options, including restricted options, which are not exchange traded, in order to gain exposure to or protect against changes in the market. The Series' exposure to credit risk associated with counterparty nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the

Statement of Investments.

    (B) At December 31, 1995, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $284,198, consisting of $1,818,850 gross unrealized appreciation and $2,103,048 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND

    We have audited the accompanying statement of assets and liabilities,

including the statements of investments and financial futures of Dreyfus

Variable Investment Fund, Managed Assets Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995,

and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Managed Assets Portfolio at

December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,

and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                              [Ernst and Young LLP signature logo]



New York, New York

February 9, 1996





[Dreyfus lion "d" logo]

DREYFUS VARIABLE

INVESTMENT FUND,

MANAGED ASSETS PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Comstock Partners, Inc.

10 Exchange Place

Jersey City, NJ 07302

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903



Further information is contained

in the Prospectus, which must

precede or accompany this report.





Printed in U.S.A.                           118AR9512

[Dreyfus logo]

Variable

Investment Fund,

MANAGED ASSETS

PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report on the Dreyfus Variable

Investment Fund, Zero Coupon 2000 Portfolio. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 17.95%*

compared with 18.65% for the Merrill Lynch U.S. Treasury Coupon 5-Year Strips

Index.** Income dividends of $.688 per share were paid, which represents a distribution rate of 5.42% per share based on the closing net asset value.

THE ECONOMY

    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and which all other short-term rates are based on.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in

November -the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year.

Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore,

inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal

Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.

PORTFOLIO OVERVIEW

    In a fund with a final maturity of December 31, 2000 the turnover rate tends to be extremely low. This was especially the case for the last year.

Because we had a positive view on the market, as we received cash flow into the Fund we invested it within our final maturity parameters. We currently have a small amount of cash and will invest these funds as opportunities present themselves. During the last year, we added $1,000,000 face amount of

FICO, 0% due 5/30/00, $4,630,000 face amount of Resolution Trust, 0% due

10/15/00, $1,650,000 face amount American Express, 0% due 12/12/00 and

$1,500,000 face amount of Resolution Trust, 0% due 7/15/99.



    Included in this report is a series of detailed statements about your

Fund's holdings and its financial condition. We hope they are informative.

Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,









[Garitt A. Kono signature logo]



                              Garitt A. Kono

                              Portfolio Manager

Jauuary 16, 1996

New York, N.Y.



*  Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges applicable to separate accounts of participating insurance companies using the Portfolio as an underlying investment.

**Source: Merrill Lynch, Pierce,, Fenner and Smith, Inc. Unlike the

Portfolio, the Merrill Lynch U.S. Treasury Coupon 5-Year Strips Index is an

unmanaged Zero Coupon Index.







DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio  DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND,

ZERO COUPON 2000 PORTFOLIO WITH THE MERRILL LYNCH U.S. TREASURY COUPON 5-YEAR

STRIPS INDEX

[Exhibit A

$18,223

Dreyfus Variable

Investment Fund,

Zero Coupon 2000

Portfolio

Dollars

$17,370

Merrill Lynch

U.S. Treasury Coupon

5-Year Strips Index*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

AVERAGE ANNUAL TOTAL RETURNS

   ONE YEAR ENDED       FIVE YEARS ENDED              FROM INCEPTION (8/31/90)

   DECEMBER 31, 1995    DECEMBER 31, 1995             TO DECEMBER 31, 1995

   -----------          -----------                   --------------

   17.95%               11.26%                        11.89%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL

CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES

 USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in Dreyfus Variable

Investment Fund, Zero Coupon 2000 Portfolio on 8/31/90 (Inception Date) to a

$10,000 investment made in the Merrill Lynch U.S. Treasury Coupon 5-Year

Strips Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch U.S. Treasury Coupon 5-Year

Strips Index is an unmanaged zero coupon index with constant maturity and duration. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial

Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

STATEMENT OF INVESTMENTS                                                              DECEMBER 31, 1995

                                                                                                    PRINCIPAL

BONDS AND NOTES-83.8%                                                                                AMOUNT           VALUE

                                                                                                     -------          ------

  BANKING-1.7%.............        CoreStates Capital,

                                       Sub. Notes, 9 5/8%, 2001.............                   $     200,000   $     230,172

                                     J.P. Morgan and Co.,

                                       Sub. Notes, Zero Coupon, 1998........                         160,000         140,937

                                                                                                                      ------

                                                                                                                     371,109

                                                                                                                      ------

  CONSUMER-.7%                     News America Holdings (Gtd. by News),

                                       Sr. Notes, 7 1/2%, 2000..............                         150,000         157,494

                                                                                                                      ------

  FINANCE-5.6%...............      American Express,

                                       Gtd. Euro-Bond, Zero Coupon, 2000....                       1,650,000       1,242,450

                                                                                                                      ------

   INSURANCE-.6%...................SunAmerica,

                                       Notes, 9%, 1999......................                        130,000         140,728

                                                                                                                      ------

   FOREIGN-.4%...............       Kingdom of Sweden,

                                       Bonds, Ser. A, Zero Coupon, 1997.....                         40,000          37,371

                                     Montreal Urban Community,

                                       Deb., 9 1/8%, 2001...................                         40,000          45,078

                                                                                                                      ------

                                                                                                                     82,449

                                                                                                                      ------

    OTHER-8.0%...............        FICO Coupon Strips:

                                       Ser.17, Zero Coupon, 4/5/2000........                         500,000         395,317

                                       Ser. 3, Zero Coupon, 5/30/2000.......                       1,000,000         787,730

                                       Zero Coupon, 10/6/2000...............                         478,000         367,243

                                       Ser. 1, Zero Coupon, 11/11/2000......                         150,000         114,612

                                       Ser.10, Zero Coupon, 11/30/2000......                         152,000         115,763

                                                                                                                      ------

                                                                                                                   1,780,665

                                                                                                                      ------

   U.S. GOVERNMENT

     AND AGENCIES-66.8%.......       Chattanooga Valley,

                                       Secured First Mortgage, Zero Coupon,

                                       1/1/2000.............................                         176,000         140,450

                                     Federal National Mortgage Association,

                                       Callable Principal Strips, Ser. 1:

                                       Zero Coupon, 8/21/1996                        (a)             145,000         139,643

                                       Zero Coupon, 10/10/2001                                       400,000         384,000

                                     Resolution Funding, Coupon Strips:

                                       Ser. A, Zero Coupon, 7/15/1999.......                         1,500,000      1,242,669

                                       Zero Coupon, 7/15/2000...............                         260,000         204,166

                                       Zero Coupon, 10/15/2000..............                         7,460,000      5,769,243

                                     U.S. Treasury Coupon Receipts,

                                       Zero Coupon, 11/15/2000..............                         430,355         331,102

                                     U.S. Treasury Notes,

                                       7 3/4%, 12/31/1999...................                         1,000,000      1,085,625



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1995

                                                                                               PRINCIPAL

BONDS AND NOTES (CONTINUED)                                                                    AMOUNT          VALUE

                                                                                         -------------

U.S. GOVERNMENT

   AND AGENCIES (CONTINUED)          U.S. Treasury Principal Strips:

                                       Zero Coupon, 8/15/2000...............             $.....500,000           $     391,035

                                       Zero Coupon, 11/15/2000..............                 6,750,000               5,208,995

                                                                                                                      ------

                                                                                                                    14,896,928

                                                                                                                      ------

                                     TOTAL BONDS AND NOTES

                                       (cost $17,849,199)...................                                       $18,671,823

                                                                                                                      ======

SHORT-TERM INVESTMENTS-15.3%

   AGENCY DISCOUNT NOTE;            Federal Home Loan Mortgage Corp.,

                                       5 1/2%, 1/2/1996

                                       (cost $3,412,479)....................              $  3,413,000            $  3,412,479

                                                                                                                      ======

TOTAL INVESTMENTS (cost $21,261,678)    ................................                         99.1%             $22,084,302

                                                                                                =====                 ======

CASH AND RECEIVABLES (NET)..................................................                       .9%            $    206,964

                                                                                                =====                 ======

NET ASSETS..................................................................                    100.0%            $22,291,266

                                                                                                =====                 ======



NOTE TO STATEMENT OF INVESTMENTS;

    (a)  Zero coupon until 8/21/1996, date on which a stated coupon rate of

    8.40% becomes effective; the stated maturity date is 2001.






See notes to financial statements.


DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $21,261,678)-see statement......................................                                     $22,084,302

    Cash....................................................................                                         202,647

    Interest receivable.....................................................                                          56,492

    Prepaid expenses........................................................                                           4,043

                                                                                                                      ------

                                                                                                                  22,347,484

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                       $  8,218

    Payable for shares of Beneficial Interest redeemed......................                         26,926

    Accrued expenses........................................................                         21,074          56,218

                                                                                                       ----          ------

NET ASSETS  ................................................................                                    $22,291,266

                                                                                                                     ======

REPRESENTED BY:

    Paid-in capital.........................................................                                    $21,419,473

    Accumulated undistributed investment income-net.........................                                          1,329

    Accumulated undistributed net realized gain on investments..............                                         47,840

    Accumulated net unrealized appreciation on investments-Note 4...........                                        822,624

                                                                                                                     ------

NET ASSETS at value, applicable to 1,755,569 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

    Interest authorized)....................................................                                    $22,291,266

                                                                                                                     ======

NET ASSET VALUE, offering and redemption price per share

    ($22,291,266 / 1,755,569 shares)........................................                                         $12.70

                                                                                                                     ======



See notes to financial statements.




DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

STATEMENT OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INTEREST INCOME.........................................................                                       $1,010,113

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                   $     70,948

      Auditing fees.........................................................                         12,526

      Custodian fees........................................................                         10,690

      Registration fees.....................................................                          3,389

      Prospectus and shareholders' reports..................................                          3,290

      Trustees' fees and expenses-Note 3(b).................................                          1,226

      Legal fees............................................................                            823

      Shareholder servicing costs...........................................                            441

      Miscellaneous.........................................................                          7,599

                                                                                                      -----

          TOTAL EXPENSES....................................................                        110,932

      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                         4,371

                                                                                                      -----

          NET EXPENSES......................................................                                         106,561

                                                                                                                       -----

          INVESTMENT INCOME-NET.............................................                                         903,552

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain on investments-Note 4.................................                      $     48,259

    Net unrealized appreciation on investments..............................                         1,503,991

                                                                                                         -----

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         1,552,250

                                                                                                                         -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,455,802

                                                                                                                        ======


See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,

                                                                                         --------------------------------

                                                                                              1994            1995

                                                                                         ------  ------

OPERATIONS:

    Investment income-net...................................................           $     522,791             $     903,552

    Net realized gain on investments........................................                     _-                     48,259

    Net unrealized appreciation (depreciation) on investments for the year..                (791,423)                1,503,991

                                                                                              ------                    ------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING

          FROM OPERATIONS...................................................                 (268,632)               2,455,802

                                                                                              ------                    ------

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                 (519,948)                (905,009)

    Net realized gain on investments........................................                   (7,541)                     _-

                                                                                              ------                    ------

      TOTAL DIVIDENDS.......................................................                 (527,489)                (905,009)

                                                                                              ------                    ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................                8,129,045                13,035,937

    Dividends reinvested....................................................                  479,850                   905,009

    Cost of shares redeemed.................................................              (2,595,464)               (4,113,922)

                                                                                              ------                    ------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........               6,013,431                  9,827,024

                                                                                              ------                    ------

          TOTAL INCREASE IN NET ASSETS......................................               5,217,310                11,377,817

NET ASSETS:

    Beginning of year.......................................................               5,696,139                10,913,449

                                                                                              ------                    ------

    End of year (including undistributed investment income-net:

      $2,786 in 1994 and $1,329 in 1995)....................................             $10,913,449               $22,291,266

                                                                                              ======                    ======

                                                                                              SHARES                   SHARES

                                                                                              ------                    ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................                 683,960                 1,061,630

    Shares issued for dividends reinvested..................................                  40,904                    73,730

    Shares redeemed.........................................................                (220,025)                 (337,613)

                                                                                              ------                    ------

      NET INCREASE IN SHARES OUTSTANDING....................................                 504,839                   797,747

                                                                                              ======                    ======











See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                             YEAR ENDED DECEMBER 31,

          ------------------------------------------------------------

PER SHARE DATA:                                                 1991         1992          1993          1994           1995

                                                                 ---          ---           ---           ---            ---

    Net asset value, beginning of year...........             $10.45       $11.64        $11.77        $12.57         $11.39

                                                                 ---          ---           ---           ---            ---

    INVESTMENT OPERATIONS:

    Investment income-net........................                .76          .83           .79           .69            .69

    Net realized and unrealized gain (loss)

      on investments.............................               1.25          .15           .96         (1.18)          1.31

                                                                 ---          ---           ---           ---            ---

      TOTAL FROM INVESTMENT OPERATIONS...........               2.01          .98          1.75          (.49)          2.00

                                                                 ---          ---           ---           ---            ---

    DISTRIBUTIONS:

    Dividends from investment income-net.........               (.76)        (.84)         (.78)         (.68)          (.69)

    Dividends from net realized gain on investments             (.06)        (.01)         (.17)         (.01)           .-

                                                                 ---          ---           ---           ---            ---

      TOTAL DISTRIBUTIONS........................               (.82)        (.85)         (.95)         (.69)          (.69)

                                                                 ---          ---           ---           ---            ---

    Net asset value, end of year.................             $11.64       $11.77        $12.57        $11.39         $12.70

                                                                 ===          ===           ===           ===            ===

TOTAL INVESTMENT RETURN..........................              20.09%        8.87%        15.19%        (3.91%)        17.95%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......                .72%         .64%           .-            .-            .68%

    Ratio of net investment income to average

      net assets.................................               7.41%        7.15%         6.21%          6.04%         5.73%

    Decrease reflected in above expense ratios due

       to undertakings by The Dreyfus Corporation               5.04%        2.28%         2.43%          1.05%          .03%

    Portfolio Turnover Rate......................              42.82%        3.08%       106.35%           .-          49.43%

    Net Assets, end of year (000's Omitted)......             $1,296       $1,362        $5,696        $10,913       $22,291




See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Zero Coupon 2000 Portfolio (the "Series") which is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation

("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the

"Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place,

Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution

Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently functions as the funding vehicle for the Dreyfus

Series 2000 Variable Annuity Contract (the "Account") issued by Mutual

Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the

Superior Court of New Jersey entered an Order (the "Order") appointing the

New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.

The Commissioner was granted immediate exclusive possession and control of,

and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the

First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation

("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust.

The Commissioner was designated as the sole Trustee of the Trust. On August

12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

    An order was also issued by the Court on January 28, 1994 approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and

related documents. On April 29, 1994 the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the

Commissioner was designated as Trustee.

    In view of the terms and conditions of both the Order and the Plan,

applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

    The proceedings of the New Jersey Insurance Commissioner with respect to

Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees.

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the

Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

Other investments (which constitute a majority of the portfolios' securities)

are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;

and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments,

is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.

Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .45 of 1% of the average daily value of the Series' net assets and is payable monthly.

    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    However, Dreyfus had undertaken, from January 1, 1995 through June 30, 1995 to reduce the investment advisory fee paid by the

Series', to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $4,371 for the year ended

December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the

Manager, to provide personnel and facilities to perform transfer agency services for the Fund.

    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities,

excluding short-term securities, during the year ended December 31, 1995,

amounted to $13,898,921 and $6,800,625, respectively.

    At December 31, 1995, accumulated net unrealized appreciation on investments was $822,624, consisting of $840,022 gross unrealized appreciation and $17,398 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS VARIABLE INVESTMENT FUND, Zero Coupon 2000 Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, ZERO COUPON 2000 PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments of Dreyfus Variable Investment Fund,

Zero Coupon 2000 Portfolio (one of the series constituting the Dreyfus

Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.

 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Zero Coupon 2000 Portfolio at

December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,

and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

[Ernst and Young LLP signature logo]



New York, New York

February 9, 1996







[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

ZERO COUPON 2000 PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903







Further information is contained

in the Prospectus, which must

precede or accompany this report.











Printed in U.S.A.                           119AR9512

[Dreyfus logo]

Variable

Investment Fund, ZERO COUPON

2000 PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report on the Dreyfus Variable

Investment Fund, Quality Bond Portfolio. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 20.42% per share,* compared to 18.35% for the Merrill Lynch Domestic Master Index

(subindex D010).** Income dividends of $.686 per share were paid during the period representing a distribution rate of 5.75% per share based on the closing net asset value, adjusted for capital gain distributions.

THE ECONOMY

    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in

November - the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.

    Signs of economic slowdown increased during the latter half of the year.

Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.

    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore,

inventories built up by year-end, another sign of slackening demand.

    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.

    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal

Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.

PORTFOLIO OVERVIEW

    During the course of the year, the Fund's average duration was between 5 3

/4 years and 6 years. Among funds of this type, these durations were somewhat longer than the average fund. As a result of our maintaining these longer durations, our Fund was ranked in the top 1/3 of 116 portfolios in the

Corporate Debt A Rated category by Lipper for one year and ranked 1 out of 71 funds for its five-year return***. We have eliminated holdings of USF&G

Corp., Rite Aid Corp. and Heller Financial. We have added Commercial Credit,

Dresdner Banks, Emerson Electric, and General Motors Acceptance Corp. to

the Portfolio. These changes occurred as a result of our attempt at increasing the quality of the Portfolio. The Fund has received a four star overall rating from Morningstar, Inc. out of 258 portfolios in the Fixed

Income category.

    Included in this report is a series of detailed statements about your

Fund's holdings and its financial condition. We hope they are informative.

Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,







[Garitt Kono signature logo]





                              Garitt Kono

                              Portfolio Manager

Jauuary 15, 1996

New York, N.Y.



*      Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

**Source: Merrill Lynch, Pierce, Fenner and Smith, Inc. - Unlike the

Portfolio, the Merrill Lynch Domestic Master Index (subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government,

mortgage and investment grade securities rated A and better.

***   SOURCE: LIPPER ANALYTICAL SERVICES, INC.

       SOURCE: MORNINGSTAR, INC. - Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1995 and are subject to change every month. Past performance is no guarantee of future results.

Morningstar ratings are calculated from the Portfolio's three-, five- and ten-year average annual returns (as applicable) with appropriate fee adjustments and a risk factor that reflects Portfolio performance relative to three-month Treasury bill monthly returns. 10% of funds in an investment category receive 5 stars; 22.5% receive 4 stars. For the 3-year period, the

Portfolio received 4 stars out of 258 portfolios, and for the 5-year period,

the Portfolio received 4 stars out of 220 portfolios.







DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio     DECEMBER 31, 1995

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND, QUALITY BOND PORTFOLIO AND THE MERRILL LYNCH DOMESTIC MASTER

INDEX (SUBINDEX D010)

[Exhibit A

$17,357

Dreyfus Variable

Investment Fund,

Quality Bond Portfolio

Dollars

$16,713

Merrill Lynch Domestic Master Index

(Subindex D010)*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

AVERAGE ANNUAL TOTAL RETURNS

  ONE YEAR ENDED       FIVE YEARS ENDED              FROM INCEPTION (8/31/90)

  DECEMBER 31, 1995    DECEMBER 31, 1995             TO DECEMBER 31, 1995

  -----------          -----------                   --------------

  20.42%               11.11%                        10.88%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG

ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING

THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in Dreyfus Variable

Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception Date) to a

$10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex

D010) on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch Domestic Master Index

(Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance,

including expense reimbursements, if applicable, is contained in the

Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF INVESTMENTS                                                               DECEMBER 31, 1995

                                                                                               PRINCIPAL

BONDS AND NOTES-76.2%                                                                          AMOUNT          VALUE


    AEROSPACE-1.2%..................Boeing,

                                       Deb., 7 1/4%, 2025...................                   $.....200,000    $     216,940

                                     McDonnell Douglas,

                                       Notes, 8 1/4%, 2000..................                         200,000         216,815

                                                                                                                      ------

                                                                                                                     433,755

                                                                                                                      ------

  BANKING-3.6%....................  BankAmerica,

                                       Sub. Notes, 6 3/4%, 2005.............                         1,000,000      1,033,750

                                     First Chicago, Sub. Notes:

                                       8 1/4%, 2002.........................                         15,000          16,742

                                       6 7/8%, 2003.........................                         100,000         104,313

                                     NationsBank,

                                       Sub. Notes, 6 1/2%, 2003.............                         175,000         178,141

                                                                                                                      ------

                                                                                                                     1,332,946

                                                                                                                      ------

                 CONSUMER-.7%       News America Holdings (Gtd. by News):

                                       Sr. Deb., 8 1/4%, 2018...............                         100,000         109,378

                                       Sr. Notes, 9 1/8%, 1999..............                         25,000          27,564

                                     Time Warner,

                                       Deb., 9.15%, 2023....................                         125,000         142,539

                                                                                                                      ------

                                                                                                                     279,481

                                                                                                                      ------

         FINANCE-19.9%.......        American Express Credit,

                                       Sr. Notes, 6 1/8%, 2001..............                         1,000,000      1,012,940

                                     Avco Financial Services,

                                       Sr. Notes, 6.35%, 2000...............                         1,000,000      1,020,368

                                     Commercial Credit,

                                       Notes, 7 3/4%, 2005..................                         1,000,000      1,106,038

                                     Dresdner Bank AG,

                                       Sub. Notes, 6 5/8%, 2005.............                         2,000,000      2,071,292

                                     Ford Motor Credit,

                                       Notes, 7 1/2%, 2004..................                         1,000,000      1,082,303

                                     General Motors Acceptance,

                                       Notes, 8 3/4%, 1997..................                         1,000,000 (a)   1,175,100

                                                                                                                      ------

                                                                                                                     7,468,041

                                                                                                                      ------

      INDUSTRIAL-8.3%.............   American Brands,

                                       Deb., 8 5/8%, 2021...................                         400,000         487,180

                                     Archer-Daniels-Midland,

                                       Deb., 10 1/4%, 2006..................                         400,000         523,667

                                     Eastman Kodak,

                                       Deb., 9.95%, 2018....................                         400,000         548,778

                                     Emerson Electric,

                                       Notes, 6.30%, 2005...................                         1,000,000      1,028,404



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995

                                                                                               PRINCIPAL

BONDS AND NOTES (CONTINUED)                                                                    AMOUNT          VALUE

                                                                                         -------------



         INDUSTRIAL (CONTINUED)....Ford Motor,

                                       Deb., 8 7/8%, 2022...................                  $.....400,000      $     499,648

                                                                                                                      ------

                                                                                                                     3,087,677

                                                                                                                      ------

      INSURANCE-.4%................ SunAmerica:

                                       Deb., 9.95%, 2012....................                         13,000          16,801

                                       Notes, 9%, 1999......................                         130,000         140,728

                                                                                                                      ------

                                                                                                                     157,529

                                                                                                                      ------

          FOREIGN-5.5%.......        Generalitat de Catalunya,

                                       Notes, 6 3/8%, 2007..................                         2,000,000      2,017,382

                                     Kingdom of Sweden,

                                       Bonds, Ser. A, Zero Coupon, 1997..............                60,000          56,057

                                                                                                                      ------

                                                                                                                     2,073,439

                                                                                                                      ------

   OTHER-.3%..................        City of New York,

                                        General Obligation Bonds, Ser. D, 10%, 2007                 25,000           29,594

                                     FICO Coupon Strips,

                                       Ser. 1, Zero Coupon, 5/11/2000................                95,000          75,048

                                                                                                                      ------

                                                                                                                     104,642

                                                                                                                      ------

      U.S. GOVERNMENT

         AND AGENCIES-36.3%         Federal National Mortgage Association,

                                       Callable Principal Strips,

                                       Ser. 1, Zero Coupon, 8/21/1996............                    55,000 (b)       52,968

                                     Government National Mortgage Association

I:

                                       7 1/2%, 3/15/2008....................                         4,264,086      4,415,974

                                       7 1/2%, 8/15/2008....................                         2,039,383      2,112,026

                                     U.S. Treasury Bonds:

                                       10 3/4%, 8/15/2005...................                         100,000         137,500

                                       11 1/4%, 2/15/2015...................                         100,000         160,078

                                       7 1/4%, 5/15/2016....................                         1,200,000      1,370,626

                                     U.S. Treasury Notes:

                                       7 1/4%, 8/31/1996....................                         230,000         232,839

                                       7 3/8%, 11/15/1997...................                         1,000,000      1,037,969

                                       8 1/2%, 11/15/2000...................                         600,000         679,219

                                       7 1/2%, 2/15/2005....................                         3,000,000      3,403,593

                                                                                                                      ------

                                                                                                                     13,602,792

                                                                                                                      ------

                                     TOTAL BONDS AND NOTES

                                       (cost $27,289,775)...................                                         $28,540,302

                                                                                                                      ======



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995

                                                                                               PRINCIPAL
SHORT-TERM INVESTMENTS 22.4%                                                                     AMOUNT             VALUE



     AGENCY DISCOUNT NOTE;Federal Home Loan Mortgage Corp.,

                                       5 1/2%, 1/2/1996

                                       (cost $8,385,719)....................                  $..8,387,000         $  8,385,719

                                                                                                                      ======

TOTAL INVESTMENTS (cost $35,675,494)........................................                         98.6%           $36,926,021

                                                                                                     ====             ======

CASH AND RECEIVABLES (NET)..................................................                         1.4%            $ 520,820

                                                                                                     ====             ======

NET ASSETS..................................................................                         100.0%          $37,446,841

                                                                                                     ====             ======



NOTES TO STATEMENT OF INVESTMENTS:

    (a)  Security is subject to repurchase by the issuer at the option of the holder. Final maturity is 7/15/2005.

    (b)  Zero coupon until 8/21/96, date on which a stated coupon rate of

    8.40% becomes effective; the stated maturity date is 2001.




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $35,675,494)-see statement......................................                                      $36,926,021

    Cash....................................................................                                         139,573

    Interest receivable.....................................................                                         423,842

    Prepaid expenses........................................................                                         5,883

                                                                                                                      ------

                                                                                                                  37,495,319

LIABILITIES:

    Due to The Dreyfus Corporation..........................................        .                $19,674

    Payable for shares of Beneficial Interest redeemed......................                         1,329

    Accrued expenses........................................................                         27,475          48,478

                                                                                                       ----          ------

NET ASSETS..................................................................                                      $37,446,841

                                                                                                                      ======

REPRESENTED BY:

    Paid-in capital.........................................................                                      $36,053,663

    Accumulated undistributed investment income-net.........................                                            2,898

    Accumulated undistributed net realized gain on investments..............                                          139,753

    Accumulated net unrealized appreciation on investments-Note 4...........                                         1,250,527

                                                                                                                        ------

NET ASSETS at value applicable to 3,170,647 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

    Interest authorized)....................................................                                         $37,446,841

                                                                                                                      ======

NET ASSET VALUE, offering and redemption price per share

    ($37,446,841 / 3,170,647 shares)........................................                                         $11.81

                                                                                                                      ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF OPERATIONS                                                          YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INTEREST INCOME.........................................................                                         $1,580,221

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                    $   147,830

      Custodian fees........................................................                         12,957

      Auditing fees.........................................................                         12,766

      Registration fees.....................................................                         7,573

      Organization expenses.................................................                         4,310

      Prospectus and shareholders' reports..................................                         2,874

      Trustees' fees and expenses-Note 3(b).................................                         1,463

      Legal fees............................................................                         608

      Shareholder servicing costs...........................................                         396

      Miscellaneous.........................................................                         4,520

                                                                                                    -----

          TOTAL EXPENSES....................................................                         195,297

      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        10,017

                                                                                                      -----

          NET EXPENSES......................................................                                         185,280

                                                                                                                        -----

          INVESTMENT INCOME-NET.............................................                                         1,394,941

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain on investments-Note 4.................................                         $   628,024

    Net unrealized appreciation on investments..............................                         2,002,134

                                                                                                         -----

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         2,630,158

                                                                                                                           -----

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,025,099

                                                                                                                      ======



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED DECEMBER 31,

                                                                                         --------------------------------

                                                                                              1994                     1995

                                                                                             -------                  ------

OPERATIONS:

    Investment income-net...................................................              $     649,784           $ 1,394,941

    Net realized gain (loss) on investments.................................                 (101,063)               628,024

    Net unrealized appreciation (depreciation) on investments for the year..                 (776,871)               2,002,134

                                                                                                ------                 ------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM

          OPERATIONS........................................................                 (228,150)               4,025,099

                                                                                                ------                 ------

DIVIDENDS TO SHAREHOLDERS FROM:

    Investment income-net...................................................                 (645,868)              (1,396,840)

    Net realized gain on investments........................................                  (11,191)                (387,055)

                                                                                                ------                 ------

      TOTAL DIVIDENDS.......................................................                 (657,059)              (1,783,895)

                                                                                                ------                 ------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................                 10,900,540            25,461,134

    Dividends reinvested....................................................                 657,134                 1,783,895

    Cost of shares redeemed.................................................              (2,134,797)             (5,283,531)

                                                                                                ------                 ------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST

          TRANSACTIONS......................................................                  9,422,877             21,961,498

                                                                                                ------                 ------

          TOTAL INCREASE IN NET ASSETS......................................                   8,537,668            24,202,702

NET ASSETS:

    Beginning of year.......................................................                   4,706,471            13,244,139

                                                                                                ------                 ------

    End of year (including undistributed investment income-net:

      $4,797 in 1994 and $2,898 in 1995)....................................        .        $13,244,139          $37,446,841

                                                                                                ======                 ======



                                                                                               SHARES                 SHARES

                                                                                                ------                 ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................                  991,178                2,224,658

    Shares issued for dividends reinvested..................................                   61,022                155,421

    Shares redeemed.........................................................                 (193,286)            (466,867)

                                                                                                ------                 ------

      NET INCREASE IN SHARES OUTSTANDING....................................                   858,914               1,913,212

                                                                                                ======                 ======




See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                             YEAR ENDED DECEMBER 31,

                                                               ------------------------------------------------------------

PER SHARE DATA:                                                  1991        1992        1993        1994        1995

                                                                  ----     ----          ----       ----         ----

    Net asset value, beginning of year...........               $10.01     $10.67      $10.94      $11.81      $10.53

                                                                  ----     ----          ----       ----         ----

    INVESTMENT OPERATIONS:

    Investment income-net........................                 .70         .92         .76         .73         .68

    Net realized and unrealized gain (loss) on investments        .66         .30         .88        (1.27)      1.42

                                                                  ----     ----          ----       ----         ----

      TOTAL FROM INVESTMENT OPERATIONS...........                1.36        1.22        1.64        (.54)        2.10

                                                                  ----     ----          ----       ----         ----

    DISTRIBUTIONS:

    Dividends from investment income-net.........                (.70)      (.92)       (.76)       (.73)        (.69)

    Dividends from net realized gain on investments               .-        (.03)       (.01)       (.01)        (.13)

                                                                  ----     ----          ----       ----         ----

      TOTAL DISTRIBUTIONS........................                (.70)     (.95)        (.77)       (.74)         (.82)

                                                                  ----     ----          ----       ----         ----

    Net asset value, end of year.................                $10.67  $10.94        $11.81      $10.53       $11.81

                                                                  ----     ----          ----       ----         ----

                                                                  ----     ----          ----       ----         ----

TOTAL INVESTMENT RETURN..........................                14.12%   12.09%        15.33%     (4.59%)      20.42%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......                    -        -            -          -           .81%

    Ratio of net investment income to average net assets          7.52%    8.54%         6.51%      7.03%        6.13%

    Decrease reflected in above expense ratios

      due to undertakings by The Dreyfus Corporation             13.13%    5.33%         3.51%      1.20%         .04%

    Portfolio Turnover Rate......................                  -       9.39%       110.62%     64.80%      263.53%

    Net Assets, end of year (000's Omitted)......              $   410    $   405       $4,706    $13,244      $37,447



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the "Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Quality Bond Portfolio series (the "Series") which is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation

("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the

"Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place,

Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution

Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    The Fund currently functions as the funding vehicle for the Dreyfus

Series 2000 Variable Annuity Contract (the "Account") issued by Mutual

Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the

Superior Court of New Jersey entered an Order (the "Order") appointing the

New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.

The Commissioner was granted immediate exclusive possession and control of,

and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the

First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation

("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust.

The Commissioner was designated as the sole Trustee of the Trust. On August

12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and

related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit's Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the

Commissioner was designated as Trustee.

    In view of the terms and conditions of both the Order and the Plan,

applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

    The proceedings of the New Jersey Insurance Commissioner with respect to

Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees.

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the

Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

Other investments (which constitute a majority of the portfolios' securities)

are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;

and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments,

is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.

Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement

("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the average daily value of the Series' net assets and is payable monthly.

    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    However, Dreyfus had undertaken, from January 1, 1995 through July 5, 1995,

 to reduce the investment advisory fee paid by the

Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $10,017 for the year ended

December 31, 1995.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus,

to provide personnel and facilities to perform transfer agency services for the Series.

    (B) Each trustee who is not an "affiliated person," as defined in the

Act, receives from the Fund an annual fee of $2,500 and an attendance fee of

$250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities,

excluding short-term securities, during the year ended December 31, 1995,

amounted to $61,453,426 and $47,766,543, respectively.

    At December 31, 1995, accumulated net unrealized appreciation on investments was $1,250,527, consisting of $1,300,586 gross unrealized appreciation and $50,059 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).





DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

Quality Bond Portfolio (one of the series constituting the Dreyfus Variable

Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.

 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at

December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended,

and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                          [Ernst and Young LLP signature logo]



New York, New York

February 9, 1996





[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,

QUALITY BOND PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903









Further information is contained

in the Prospectus, which must

precede or accompany this report.









Printed in U.S.A.                           120AR9512

[Dreyfus logo]

Variable

Investment Fund,

QUALITY BOND

PORTFOLIO

Annual Report

December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report the performance results for Dreyfus Variable

Investment Fund, Small Cap Portfolio for the fiscal year ended December 31,

1995, as shown in the following table:



                                                                         SMALL

                                                                          CAP              RUSSELL              S&P

YEAR-TO-DATE TOTAL RETURN**                                            PORTFOLIO            2000*               500*

----------------------------                                            -------            -------            -------

12/31/94-12/31/95.......................................                 29.38%             28.44%            37.53%

INCEPTION-TO-DATE TOTAL RETURN**

-------------------------------

8/31/90-12/31/95........................................                965.81%            148.28%           123.06%


    The Fund's average annual total returns were 29.38% for the one-year period, 59.71% for the five-year period and 55.76% for

the period since inception, each ended December 31, 1995. On the basis of this record, the Portfolio was awarded Morningstar's Five Star Overall ranking among 702 annuity portfolios in the equity category.***

    The year can only be characterized as a terrific year in the equity market. Small capitalization stocks, which are of course the feature of the

Small Cap Portfolio, had dramatic returns as well. It should not be surprising, however, that in this environment, the small company universe represented by the Russell 2000 Index underperformed the more widely followed

S&P 500. This represented the second year in a row of underperformance for small stocks. The fundamentals of smaller companies are sound in the U.S.;

however, investors in a hurry to deploy huge sums of money quickly in a bull market are using larger capitalization stocks as that investment vehicle.

These companies are generally the large U.S.-based multinationals that benefit from the weakened dollar. The valuation gap is intriguingly wide between the firms in which we like to invest and the so-called "nifty-fifty"

stocks that have been leading the market. This valuation gap has produced a fertile climate in which to seek out relative and real values among small caps.

    Your Portfolio participates in the global investment theme by seeking out small companies with large foreign sales, whose products hold a dominant worldwide position. In this vein, we continue to hold OM Group, a cobalt refiner and metallurgist; and Bush Boake Allen, a multinational specialized flavors and fragrance company. We have accumulated positions in Keystone

International, a manufacturer of valves; Stewart & Stevenson Services, a packager of industrial gas turbine systems; Titan Wheel International, a producer of agricultural equipment wheels; and Cambrex,which sells bulk actives to the pharmaceutical industry worldwide. With an eye towards global markets, a major theme continues to be commercial aerospace, where the suppliers to the largest U.S. export company, Boeing, are small cap firms.

The Portfolio continues to own Rohr industries and Precision Castparts, and has recently added Thiokol and Crane.

    Capital goods stocks have outperformed consumer stocks for the past two years. Your Portfolio has benefitted from this development. The low value of the U.S. dollar coupled with increases in American productivity should extend this trend. Although we continued to underweight the consumer sector, there are some notable exceptions. We have substantial positions in Tiffany & Co,

Tootsie Roll Industries, Canandaigua Wine, Cl. A. and Meredith, which is a less recognized but powerful publisher and broadcaster. We have high confidence in the fundamentals and management of these firms.



    As was widely reported, the technology sector propelled the market for the first three quarters of 1995. You may remember we indicated in our last shareholder letter that if this sector continued its unsustainable advance,

we would reduce our weighting. We did just that. The remaining technology holdings, in our opinion, represent niche companies at what we believe to be bargain prices. These include Security Dynamics Technologies, a maker of security identification cards for remote access, Aspect Telecommunications, a producer of call processing equipment, and Auspex Systems, a manufacturer of network file servers for the movement and storage of data. We deployed the proceeds from our technology sales into the health care industry. We view health care as exhibiting many of the same exciting growth characteristics as technology stocks, but with more compelling valuations. The two largest holdings in the Fund are Mentor, a plastic surgery products company, and

Guidant, a manufacturer of cardiology equipment.

    As we peer into 1996, we want to assure our shareholders that we will only invest their funds in stocks of companies we believe in and management we trust.

    We again thank you for your interest and loyalty.

                                  Sincerely,



                              [Thomas A. Frank signature logo]



                                  Thomas A. Frank

                                  Portfolio Manager

January 16, 1996

New York, N.Y.

*  Sources: The Russell Company; Lipper Analytical Services, Inc. All

performance figures assume the reinvestment of dividends. The Russell 2000

Index and The Standard & Poor's 500 Composite Stock Price Index are widely accepted unmanaged indices of stock market performance.

**Total return includes reinvestment of dividends and any capital gains paid.

The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

***Source: Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12//31/95. The ratings are subject to change every month. Past performance is no guarantee of future results.

Morningstar ratings are calculated from the Portfolio's three-year, five- and ten-year average annual returns (as  applicable) with appropriate fee adjustments and a risk factor that reflects portfolio performance relative to three-month Treasury bill monthly returns. Ten percent of the portfolios in an investment category receive 5 stars. For three years, the portfolio received 5 stars out of 702 portfolios and for five years, 5 stars out of 548 portfolios in the equity category.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio      DECEMBER 31, 1995

[Exhibit A]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE

INVESTMENT FUND,

SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX



Dollars

$106,579

Dreyfus Variable

Investment Fund,

Small Cap Portfolio

$24,828

Russell 2000 Index*

*Source: Lipper Analytical Services, Inc.

[Exhibit A]

AVERAGE ANNUAL TOTAL RETURNS

 ONE YEAR ENDED        FIVE YEARS ENDED               FROM INCEPTION (8/31/90)

 DECEMBER 31, 1995     DECEMBER 31, 1995                TO DECEMBER 31, 1995

 ---------------       -------------------           --------------------------

     29.38%                59.71%                            55.76%

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL

CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES

USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in Dreyfus Variable

Investment Fund, Small Cap Portfolio on 8/31/90 (Inception Date) to a $10,000

investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance,

including expense reimbursements, if applicable, is contained in the

Financial Highlights section of the Prospectus and elsewhere in this report.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF INVESTMENTS                               DECEMBER 31, 1995

COMMON STOCKS-90.1%                                                                                 SHARES            VALUE

                                                                                                   ---------        -----------

              CONSUMER- 16.4%        Boise Cascade Office Products                                   130,000        $ 5,557,500

                                     Bush Boake Allen.....................        (a)                122,500         3,353,437

                                     Canandaigua Wine, Cl. A    ................(a)                  190,000         6,198,750

                                     Central Tractor Farm & Country    .........(a)                  127,000         1,301,750

                                     Eskimo Pie.............................                         58,500          1,067,625

                                     Genovese Drug Stores, Cl. A............                         77,000            866,250

                                     MSC Industrial Direct..................                         100,000         2,750,000

                                     Mentor.................................                         550,000        12,650,000

                                     Meredith...............................                         150,000         6,281,250

                                     Metromedia International Group.......        (a)                228,900         3,204,600

                                     Norton McNaughton....................        (a)                225,000         2,503,125

                                     Pepsi-Cola Puerto Rico Bottling, Cl. B.                         105,000         1,207,500

                                     Pete's Brewing.........................                         90,100          1,261,400

                                     Spelling Entertainment Group    ...........(a)                  150,000         1,875,000

                                     Station Casinos......................        (a)                370,000         5,411,250

                                     Stein Mart...........................        (a)                175,000         1,925,000

                                     TCA Cable TV...........................                         190,000         5,248,750

                                     Talbots................................                         190,000         5,462,500

                                     Thermedics...........................        (a)                190,000         5,272,500

                                     Thomas Nelson..........................                         300,000         3,900,000

                                     Tiffany & Co...........................                         110,000         5,541,250

                                     Tootsie Roll Industries................                         153,000         6,062,625

                                                                                                                     ----------

                                                                                                                     88,902,062

                                                                                                                     ----------

             ENERGY-7.4%...          Abacan Resource                                                 750,000         2,015,625

                                     Benton Oil & Gas.....................        (a)                340,000         5,100,000

                                     Cairn Energy USA.....................        (a)                350,000         4,900,000

                                     Coda Energy..........................        (a)                350,000         2,603,125

                                     Core Laboratories, N.V.        .................                400,000         4,800,000

                                     Devon Energy...........................                         235,000         5,992,500

                                     Falcon Drilling........................                         45,000            675,000

                                     Global Industries....................        (a)                142,500         4,275,000

                                     Parker & Parsley Petroleum.............                         170,000         3,740,000

                                     Stewart & Stevenson Services...........                         110,000         2,777,500

                                     Tide West Oil........................        (a)                190,000         2,541,250

                                     Unit                                          (a)               237,500         1,128,125

                                                                                                                     ----------

                                                                                                                     40,548,125

                                                                                                                     ----------

    FINANCIAL SERVICES-16.8%....     ACE                                                             250,000         9,937,500

                                     Amerin.................................                         150,000         4,012,500

                                     Center Financial.......................                         205,000         3,587,500

                                     Charter One Financial..................                         170,000         5,206,250

                                     Commerce Group.........................                         150,000         3,093,750

                                     Dime Bancorp.........................        (a)                200,000         2,325,000

                                     Duff & Phelps Credit Rating    ............(b)                  317,500         4,564,063

                                     Executive Risk.........................                         175,000         5,075,000



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)               DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                             SHARES           VALUE

                                                                                                      -------         -------

   FINANCIAL SERVICES (CONTINUED)    FINOVA Group                                                    125,000        $6,031,250

                                     Frontier Insurance Group...............                         150,000         4,800,000

                                     GCR Holdings...........................                         150,000         3,375,000

                                     Hibernia, Cl. A........................                         475,000         5,106,250

                                     National Re............................                         147,500         5,605,000

                                     Presidential Life......................                         375,000         3,703,125

                                     Reliance Group Holdings................                         762,500         6,576,562

                                     Standard Federal Bancorporation........                         185,000         7,284,375

                                     USLIFE.................................                         150,000         4,481,250

                                     Western National.......................                         425,000         6,853,125

                                                                                                                     ----------

                                                                                                                     91,617,500

                                                                                                                     ----------

       HEALTH CARE-9.0%             ARV Assisted Living                                              125,000          1,468,750

                                     AmeriSource Health, Cl. A..............                         135,000          4,455,000

                                     Apria Healthcare Group    .................(a)                  75,000           2,118,750

                                     Ballard Medical Products...............                         190,000          3,396,250

                                     Circon                                     (a)                  225,000          4,556,250

                                     CorVel...............................        (a)                145,000         5,528,125

                                     DepoTech...............................                         80,000          1,540,000

                                     Guidant................................                         260,000         10,985,000

                                     ICU Medical..........................        (a)                125,000         2,125,000

                                     ONCOR................................        (a)                560,200         2,520,900

                                     Quantum Health Resources    ...............(a)                  200,000         1,962,500

                                     Staff Builders, Cl. A.    .................(a)                  485,000         1,424,688

                                     Universal Health Services, Cl. B    .......(a)                  150,000         6,656,250

                                                                                                                     ----------

                                                                                                                     48,737,463

                                                                                                                     ----------

   MATERIALS & PROCESSING-12.3%      Amax Gold                                 (a)                   500,000          3,625,000

                                     BJ Services..........................        (a)                125,000         3,625,000

                                     Cambrex................................                         174,900         7,236,488

                                     Crane                                                           125,000         4,609,375

                                     Culligan Water Technologies............                         164,200         3,981,850

                                     Ferro                                                           180,000         4,185,000

                                     Freeport McMoRan.......................                         119,998         4,439,926

                                     IMCO Recycling.........................                         130,500         3,197,250

                                     International Specialty Products    .......(a)                  300,000         3,262,500

                                     Jacobs Engineering Group    ...............(a)                  110,000         2,750,000

                                     Longview Fibre.........................                         225,000         3,656,250

                                     Minerals Technologies..................                         150,000         5,475,000

                                     OM Group...............................                         165,000         5,465,625

                                     Reliance Steel & Aluminum..............                         90,000          1,867,500

                                     Santa Fe Pacific Gold..................                         350,000         4,243,750

                                     Sterling Chemicals...................        (a)                245,000         1,990,625

                                     USA Waste Services...................        (a)                74,000          1,396,750

                                     Uniroyal Chemical......................                         205,000         1,691,250

                                                                                                                     ----------

                                                                                                                     66,699,139

                                                                                                                     ----------



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)             DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE

                                                                                                    -------           -------



           PRODUCER DURABLES-8.5%    Albany International, Cl. A                                    275,000        $ 4,984,375

                                     Applied Power, Cl. A...................                         75,000          2,250,000

                                     Huntco, Cl. A..........................                         250,000         3,843,750

                                     Keystone International.        .................                215,000         4,300,000

                                     Manitowoc..............................                         95,000          2,909,375

                                     Precision Castparts....................                         150,000         5,962,500

                                     Rohr Industries......................        (a)                375,000         5,390,625

                                     Roper Industries.......................                         90,000          3,307,500

                                     Titan Wheel International.        ..............                225,000         3,656,250

                                     Watts Industries, Cl. A.        ................                175,000         4,068,750

                                     Wolverine Tube.......................        (a)                149,500         5,606,250

                                                                                                                     ----------

                                                                                                                    46,279,375

                                                                                                                     ----------

          TECHNOLOGY-19.0%....       Aspect Telecommunication                ......(a).........      170,000         5,695,000

                                     Auspex Systems.......................        (a)                350,000         6,387,500

                                     Celeritek..............................                         220,000         2,337,500

                                     Cheyenne Software....................        (a)                110,000         2,873,750

                                     Cooper & Chyan Technology.        ..............                190,000         2,992,500

                                     C.P. Clare.............................                         40,000            820,000

                                     DST Systems............................                         175,000         4,987,500

                                     Elcom International....................                         370,000         5,642,500

                                     FSI International......................                         230,000         4,657,500

                                     FTP Software.........................        (a)                150,000         4,350,000

                                     Franklin Electronic Publishing    .........(a)                  90,000          2,655,000

                                     GT Interactive Software.        ................                225,000         3,150,000

                                     Glenayre Technologies    ..................(a)                  25,000          1,556,250

                                     IDX Systems............................                         177,500         6,168,125

                                     IMNET Systems..........................                         127,000         3,048,000

                                     Intergraph...........................        (a)                210,000         3,307,500

                                     International Rectifier      ...............(a)                 50,000          1,250,000

                                     Learning Tree International............                         185,000         2,890,625

                                     Madge Networks, N.V. ................        (a)                130,000         5,817,500

                                     Micrografx...........................        (a)                150,000         1,987,500

                                     P-COM..................................                         190,000         3,800,000

                                     Renaissance Solutions.        ..................                75,000          1,068,750

                                     Security Dynamics Technologies    .........(a)                  115,000         6,267,500

                                     Sierra On-Line.......................        (a)                190,000         5,462,500

                                     Softkey International    ..................(a)                  65,000          1,503,125

                                     Software Artistry......................                         10,000            150,000

                                     StrataCom............................        (a)                45,000          3,307,500

                                     Thiokol................................                         150,000         5,081,250

                                     Veeco Instruments....................        (a)                167,500         2,428,750

                                     VideoServer............................                         50,000          1,575,000

                                                                                                                     ----------

                                                                                                                    103,218,625

                                                                                                                     ----------





DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                       DECEMBER 31, 1995

COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE

                                                                                                   -------           -------

     TRANSPORT & AUTOS-.7%         Kansas City Southern Industries                ........         85,000            $3,888,750

                                                                                                                     ----------

                                     TOTAL COMMON STOCKS

                                       (cost $413,396,621)..................                                       $489,891,039

                                                                                                                   ============

                                                                                                 PRINCIPAL

BOND-.2%                                                                                           AMOUNT

                                                                                                   -------

                  TECHNOLOGY;      Individual, 12%, 11/29/2000, Conv.

                                       (cost $1,000,000)................        (c,d)               $1,000,000      $1,000,000

                                                                                                                   ============

SHORT-TERM INVESTMENTS- 9.5%

         U.S. TREASURY BILLS:        5.28%, 1/11/96                                                  $9,418,000    $9,403,213

                                     5.31%, 1/25/96.........................                         13,183,000    13,140,551

                                     5.34%, 2/8/96..........................                         10,801,000    10,744,295

                                     5.09%, 3/7/96..........................                         15,859,000    15,713,097

                                     4.84%, 3/28/96.........................                         2,529,000      2,498,121

                                                                                                                    ----------

                                     TOTAL SHORT-TERM INVESTMENTS

                                       (cost $51,491,154).                                                         $51,499,277

                                                                                                                  ============

TOTAL INVESTMENTS (cost $465,887,775).......................................                         99.8%        $542,390,316

                                                                                                    ======        ============

CASH AND RECEIVABLES (NET)..................................................                         .2%             $ 890,848

                                                                                                    ======        ============

NET ASSETS..................................................................                         100.0%       $543,281,164



NOTES TO STATEMENT OF INVESTMENTS:

    (a)  Non-income producing.

    (b)  Investment in non-controlled affiliates (cost $3,882,726)-see Note

    2(d).

    (c)  With 16,000 warrants to purchase Common Stock.

    (d)  Security restricted as to public resale. Investment in restricted security, with a market value of $1,000,000, represents approximately

    .18% of net assets.

                                                   ACQUISITION     PURCHASE            PERCENTAGE OF

ISSUER                                             DATE            PRICE                NET ASSETS                  VALUATION*

---                                               ---------        --------             --------------             ------------

    Individual, 12%, 11/29/2000, Conv.            11/29/95          $100                   .18%                       Cost

    *The valuation of this security has been determined in good faith under the direction of the Board of Trustees.



See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF ASSETS AND LIABILITIES                     DECEMBER 31, 1995

ASSETS:

    Investments in securities, at value

      (cost $465,887,775)-see statement.....................................                                      $542,390,316

    Cash....................................................................                                         2,342,311

    Receivable for investment securities sold...............................                                        12,533,278

    Dividends and interest receivable.......................................                                           314,907

    Prepaid expenses........................................................                                               291

                                                                                                                      ---------

                                                                                                                    557,581,103

LIABILITIES:

    Due to The Dreyfus Corporation..........................................                         $329,835

    Payable for investment securities purchased.............................                       13,794,995

    Accrued expenses........................................................                          175,109        14,299,939

                                                                                                   ----------        ----------

NET ASSETS..................................................................                                       $543,281,164

                                                                                                                   ============

REPRESENTED BY:

    Paid-in capital.........................................................                                       $463,117,504

    Accumulated distributions in excess of investment income-net............                                            (33,132)

    Accumulated undistributed net realized gain

      on investments and foreign currency transactions......................                                           3,694,251

    Accumulated net unrealized appreciation on investments-Note 4(b)........                                          76,502,541

                                                                                                                       ---------

NET ASSETS at value applicable to 11,778,323 shares outstanding

    (unlimited number of $.001 par value shares of Beneficial

Interest authorized)........................................................                                        $543,281,164

                                                                                                                    ============

NET ASSET VALUE, offering and redemption price per share

    ($543,281,164 / 11,778,323 shares)......................................                                             $46.13

                                                                                                                         ======

See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF OPERATIONS               YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:

    INCOME:

      Cash dividends:

          Unaffiliated issuers..............................................                   $  2,082,377

          Affiliated issuers................................................                         27,975          $2,110,352

      Interest..............................................................                                         2,678,433

                                                                                                                     ----------

            TOTAL INCOME....................................................                                         4,788,785

    EXPENSES:

      Investment advisory fee-Note 3(a).....................................                      2,610,562

      Registration fees.....................................................                        101,542

      Custodian fees........................................................                         71,358

      Prospectus and shareholders' reports..................................                         47,113

      Trustees' fees and expenses-Note 3(b).................................                         24,672

      Professional fees.....................................................                         23,523

      Dividends on securities sold short....................................                         10,800

      Shareholder servicing costs...........................................                            761

      Miscellaneous.........................................................                          7,508

                                                                                                     -------

            TOTAL EXPENSES..................................................                                         2,897,839

                                                                                                                     ----------

            INVESTMENT INCOME-NET...........................................                                         1,890,946

                                                                                                                     ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain (loss) on investments-Note 4(a):

      Long transactions (including foreign currency transactions):

          Unaffiliated issuers..............................................                   $15,845,305

          Affiliated issuers................................................                     (299,018)



      Short sale transactions...............................................                     (192,297)

                                                                                                  -------

      NET REALIZED GAIN.....................................................                                         15,353,990

                                                                                                                     ----------

      Net unrealized appreciation on investments:

          Unaffiliated issuers..............................................                    70,078,430

          Affiliated issuers................................................                      681,337            70,759,767

                                                                                                -----------          ----------

            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         86,113,757

                                                                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $88,004,703

                                                                                                                     ----------





See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED DECEMBER 31,

                                                                                            -----------------------------------

                                                                                                1994                    1995

                                                                                            ------------             ----------

OPERATIONS:

    Investment income-net...................................................                 $765,642                $1,890,946

    Net realized gain (loss) on investments.................................                 (812,026)               15,353,990

    Net unrealized appreciation on investments for the year.................                 3,743,892               70,759,767

                                                                                            ------------             ----------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                3,697,508                88,004,703

                                                                                            ------------             ----------

DIVIDENDS TO SHAREHOLDERS:

    From investment income-net..............................................                (727,613)                (1,926,351)

    In excess of investment income-net......................................                   _-                       (33,132)

    From net realized gain on investments...................................                (720,564)                (10,361,085)

    In excess of net realized gain on investments...........................                (481,344)                    _-

                                                                                            ------------             ----------

      TOTAL DIVIDENDS.......................................................              (1,929,521)               (12,320,568)

                                                                                            ------------             ----------

BENEFICIAL INTEREST TRANSACTIONS:

    Net proceeds from shares sold...........................................              158,015,337               299,512,811

    Dividends reinvested....................................................                1,929,521                12,320,568

    Cost of shares redeemed.................................................              (6,835,267)               (17,451,351)

                                                                                            ------------             ----------

      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........              153,109,591               294,382,028

                                                                                            ------------             ----------

          TOTAL INCREASE IN NET ASSETS......................................              154,877,578               370,066,163

NET ASSETS:

    Beginning of year.......................................................               18,337,423               173,215,001

                                                                                            ------------             ----------

    End of year [including undistributed investment income-net; $35,405 in 1994 and distributions in excess of investment income-net;

$(33,132) in 1995]..........................................................             $173,215,001               $543,281,164

                                                                                       ===============             ==============



                                                                                              SHARES                   SHARES

                                                                                            -------                    -------

CAPITAL SHARE TRANSACTIONS:

    Shares sold.............................................................               4,347,955                  7,174,006

    Shares issued for dividends reinvested..................................                  52,997                    274,387

    Shares redeemed.........................................................                 (190,260)                 (413,128)

                                                                                            ------------             ----------

      NET INCREASE IN SHARES OUTSTANDING....................................                4,210,692                 7,035,265

                                                                                          ============              ============







See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of

Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.



                                                                                   YEAR ENDED DECEMBER 31,

                                                               ----------------------------------------------------------

PER SHARE DATA:                                                  1991        1992        1993        1994        1995

                                                                 ----        ----        ----        ----        ----

    Net asset value, beginning of year...........              $10.21        $20.60     $22.71       $34.45     $36.52

                                                                 ----        ----        ----        ----        ----

    INVESTMENT OPERATIONS:

    Investment income-net........................                .14*         .18*       .14          .17         .16

    Net realized and unrealized gain on investments             15.85*    13.10*        14.93        2.50        10.54

                                                                 ----        ----        ----        ----        ----

      TOTAL FROM INVESTMENT OPERATIONS...........              15.99*      13.28*       15.07        2.67        10.70

                                                                 ----        ----        ----        ----        ----

    DISTRIBUTIONS:

    Dividends from investment income-net.........               (.15)      (.15)        (.14)       (.16)        (.18)

    Dividends in excess of investment income-net.                 .-          .-        (.01)        .-          .-

    Dividends from net realized gain on investments             (5.45)    (11.02)       (3.18)      (.33)        (.91)

    Dividends in excess of net realized gain

      on investments.............................                 .-          .-          .-         (.11)        .-

                                                                 ----        ----        ----        ----        ----

      TOTAL DISTRIBUTIONS........................              (5.60)      (11.17)      (3.33)       (.60)       (1.09)

                                                                 ----        ----        ----        ----        ----

    Net asset value, end of year.................              $20.60       $22.71      $34.45      $36.52      $46.13

                                                               ======       ======     ========     ======     ========

TOTAL INVESTMENT RETURN..........................             159.73%       71.28%      68.31%       7.75%      29.38%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets......               1.16%        .94%        .25%        .55%        .83%

    Ratio of net investment income to average net assets        .77%         .76%        .89%       1.18%        .54%

    Decrease reflected in above expense ratios due to

      undertakings by The Dreyfus Corporation....              3.64%        2.29%        1.79%       .52%          .-

    Portfolio Turnover Rate......................            388.70%      358.27%      244.59%     106.00%      99.02%

    Net Assets, end of year (000's Omitted)......             $1,554      $2,679       $18,337    $173,215      $543,281

*  Based on average shares outstanding.









See notes to financial statements.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    The Dreyfus Variable Investment Fund (the `Fund") is registered under the

Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series,

including the Small Cap Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.

The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus")

serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of

Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts

02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is

Boston Institutional Group, Inc.

    The Fund currently functions as the funding vehicle for the Dreyfus

Series 2000 Variable Annuity Contract (the "Account") issued by Mutual

Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the

Superior Court of New Jersey entered an Order (the "Order") appointing the

New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life.

The Commissioner was granted immediate exclusive possession and control of,

and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the

First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account will be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The

Commissioner was designated as the sole Trustee of the Trust. On August 12,

1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and

related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC and

MBLLAC assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the

Commissioner was designated as Trustee.

    In view of the terms and conditions of both the Order and the Plan,

applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

    The proceedings of the New Jersey Insurance Commissioner with respect to

Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities

transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) AFFILIATED ISSUERS: Issuers in which the Series held 5% or more of the outstanding voting securities are defined as defined as "affiliated" in the Act.

    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that the net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

    (F) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to the provisions of an Investment Advisory Agreement (the

"Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly. There was no expense reimbursement for the year ended

December 31, 1995.

    The Agreement further provides that if in any full year the aggregate expenses of the series, exclusive of taxes, brokerage, interest on borrowings

(which in the view of Strook & Strook & Lavan, counsel to the Fund, also contemplates dividends on securities sold short), brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or

Dreyfus will bear the amount of such excess to the extent required by state law.

    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the

Manager, to provide personnel and facilities to perform transfer agency services for the Fund.

    (B) Each trustee who is not an "affiliated person," as defined in the

Act, receives from the Fund an annual fee of $2,500 and an attendance fee of

$250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, options and forward currency exchange contracts, during the year ended December 31, 1995:

                                               PURCHASES           SALES

                                             ------------       ------------

    Long transactions:

      Unaffiliated issuers...............    $583,929,707         $301,384,934

      Affiliated issuers.................       1,108,725              656,638

    Short sale transactions..............      10,745,304           10,553,007

                                             ------------         ------------

          TOTAL..........................    $595,783,736         $312,594,579

                                           ==============         ============

    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security

at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian; of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995,

there were no securities sold short outstanding.

   (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $76,502,541, consisting of $90,047,870 gross unrealized appreciation and $13,545,329 gross unrealized depreciation.

    At December 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



DREYFUS VARIABLE INVESTMENT FUND, Small Cap Portfolio

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, SMALL CAP PORTFOLIO

    We have audited the accompanying statement of assets and liabilities,

including the statement of investments, of Dreyfus Variable Investment Fund,

Small Cap Portfolio (one of the series constituting the Dreyfus Variable

Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Small Cap Portfolio at December

31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



                              [Ernst & Young LLP signature logo]



New York, New York

February 9, 1996





IMPORTANT TAX INFORMATION (UNAUDITED)

    For Federal tax purposes the Portfolio hereby designates $.22 per share as a long-term capital gain distribution of the $1.08 per share paid on

December 21, 1995.





[Dreyfus lion "d" logo]

DREYFUS VARIABLE

INVESTMENT FUND,

SMALL CAP PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903









Further information is contained

in the Prospectus, which must

precede or accompany this report.







Printed in U.S.A.                           121AR9512

[Dreyfus logo]

Variable

Investment Fund,

SMALL CAP PORTFOLIO

Annual Report

December 31, 1995

Dreyfus Stock Index Fund

----------------------------------------

Letter to Shareholders



Dear Shareholder:



    We are pleased to report that the Dreyfus Stock Index Fund achieved a total return of 36.78% for the fiscal year ended December 31, 1995.* As you know, the Fund's goal is to track, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index,** which had a total return of 37.53%*** for the same period. The difference is accounted for by the costs of operating your Fund.



ECONOMIC ENVIRONMENT



    The dominant influence on the U.S. economy in 1995 was the policy of the

Federal Reserve Board's Open Market Committee, led by Federal Reserve Board

Chairman Alan Greenspan. By deft handling of credit controls, the Fed managed to keep the U.S. economy growing at a moderate rate throughout the year.



    At the start of 1995, the central bank was still fighting inflation,

culminating a year-long strategy of raising interest rates to prevent overheating of the economy. This approach appeared to work. The economy began to slow down, even raising some fear that the Fed might have caused a recession. Yet by midsummer, the Fed switched gears, and began a very modest lowering of interest rates. Its purpose was to maintain the growth of the economy and to place the Fed in a position to avoid blame for causing a business turndown, if one should come.



    By fall, the economic indicators confirmed that growth was indeed slowing. Construction activity was cooling off. Business inventories were creeping up. Creation of new jobs slowed, and unemployment inched upward.

However, other sectors of the economy remained strong. U.S. merchandise exports were growing at 15 percent a year in constant dollars, reflecting the tremendous competitiveness of U.S. manufacturers on world markets. Fixed investments by business continued to grow. Orders for nondefense capital goods, after a slump in early summer, appeared to be picking up. Low interest rates sustained a good level of housing sales.



    Retail sales were weak. The economy was no longer being led by consumer spending. Yet, a sizable portion of the slowdown in consumer spending reflected lower retail prices rather than a drop in numbers of transactions.

The consumer was very cautious and was looking for bargains, but still had money to spend - carefully. To be sure, consumers took on a lot of debt, but their assets rose in value, particularly investment assets. Thus they were in position to carry more debt.



    In December, the Federal Reserve lowered interest rates once again, but by the smallest amount possible. Other steps to reduce interest rates are expected in 1996 to deal with a continued slowing of the economy.



MARKET OVERVIEW



    As one would expect from the key role played by the Federal Reserve, the stock market was heavily influenced during the year by the cost of money, and hence by the bond market.



    The 1995 economic climate was ideal for bonds - slow growth, no worrisome inflation, and pressure in Washington to reduce the Federal deficit, cutting back the Government's need to borrow money.



    The stock market took its cue from the rising prices of fixed income investments. As indicated by the performance of your index Fund, stocks enjoyed a very strong year. Of course, the rising tide did not lift all the boats, even though the Dow Jones Industrials broke through the 4000 and 5000 point levels
during the year. Technology stocks, especially computer issues, rose stunningly until late in the year, when many investors concluded that their prices may have outrun their profit potential, at least for a while.

Interest-sensitive stocks, such as financial companies and utilities, did well. As the year wore on, however, some manufacturing and retailing sectors,

where profit margins were being squeezed by competition, reflected investor concern about future profit potential.



    Few analysts believe that market conditions will be as favorable this year as they were in 1995. Indeed, the market stumbled in early January.

However, stock prices may not as yet fully reflect the possibilities for dramatically lower interest rates if the Federal Government does actually set its course toward eliminating the budget deficit in seven years. If that means that long-term Government borrowing will decline and perhaps eventually stop, the market environment could change dramatically.



    We thank you for your interest in the Dreyfus Stock Index Fund and wish you the best for the coming year.







                              Sincerely,



  [Steven Falci signature logo]

                              Steven Falci

                              Portfolio Manager

January 11, 1996

New York, N.Y.





* Total return includes reinvestment of dividends and any capital gains paid. Figures do not reflect the deduction of any additional charges applicable to separate accounts of participating insurance companies which use the Fund as an underlying investment.



** The Fund is not sponsored, sold, endorsed or promoted by Standard & Poor's

Corporation.



*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The

Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

Dreyfus Stock Index Fund                                     December 31, 1995

----------------------------------------



  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS STOCK INDEX

     FUND AND THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX



                    Standard & Poor's 500

                       Composite Stock        Dreyfus Stock

                        Price Index *           Index Fund

                          -----------------------------

     9/29/89                10,000                10,000

    12/31/89                10,205                10,216

    12/31/90                 9,888                 9,860

    12/31/91                12,893                12,803

    12/31/92                13,875                13,713

    12/31/93                15,270                14,993

    12/31/94                15,471                15,125

    12/31/95                21,278                20,688

    -----------------------------

*Source: Lipper Analytical Services, Inc.



[Exhibit A: ]

Average Annual Total Returns

--------------------------------------------------------



                One Year Ended                       Five Years Ended                 From Inception (9/29/89)

              December 31, 1995                     December 31, 1995                   to December 31, 1995

              ------------                            ------------                        ---------------


                    36.78%                                15.94%                               12.31%






Past performance is not predictive of future performance.



The Fund's performance does not reflect the deduction of additional charges applicable to separate accounts of participating  insurance companies using the Fund as an underlying investment.



The above graph compares a $10,000 investment in Dreyfus Stock Index Fund on

9/29/89 (Inception Date) to a $10,000 investment made in the Standard &

Poor's 500 Composite Stock Price Index on that date.  For comparative purposes, the value of the Index on 9/30/89 is used as the beginning value on

9/29/89.  All dividends and capital gain distributions are reinvested.



The Fund's performance shown in the line graph takes into account all applicable fees and expenses.  The Standard & Poor's 500 Composite Stock

Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses.  Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial

Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments                                      December 31, 1995





Common Stocks-90.2%                                                                          Shares             Value

                                                                                             ------             ------


        Aerospace-1.9%      Allied-Signal...................................                    17,330      $    823,175

                            Boeing..........................................                    21,047         1,649,559

                            General Dynamics................................                     3,828           226,331

                            Lockheed Martin.................................                    12,245           967,355

                            McDonnell Douglas...............................                     6,901           634,892

                            Northrop Grumman................................                     2,987           191,168

                            Rockwell International..........................                    13,361           706,463

                            Teledyne........................................                     3,425            87,772

                            United Technologies ............................                     7,445           706,344

                                                                                                                  ------

                                                                                                               5,993,059

                                                                                                                  ------



Agriculture & Food-2.8%     Archer Daniels Midland .........................                    32,558           586,062

                            CPC International ..............................                     8,981           616,321

                            Campbell Soup...................................                    15,320           919,200

                            Conagra ........................................                    14,680           605,550

                            General Mills ..................................                     9,776           564,564

                            Heinz (H.J.) ...................................                    22,701           751,987

                            Hershey Foods...................................                     4,702           305,630

                            Kellogg ........................................                    13,368         1,032,678

                            Pioneer Hi-Bred International...................                     5,098           283,576

                            Quaker Oats.....................................                     8,272           285,384

                            Sara Lee .......................................                    29,692           946,432

                            Unilever, N.V...................................                     9,866         1,388,639

                            Wrigley (Wm) Jr. ...............................                     7,089           372,172

                                                                                                                  ------

                                                                                                               8,658,195

                                                                                                                  ------



       Air Transport-.3%    AMR..........................................(a)                     4,728           351,055

                            Delta Air Lines.................................                     3,166           233,888

                            Federal Express..............................(a)                     3,451           254,943

                            Southwest Airlines..............................                     8,824           205,158

                            USAir Group..................................(a)                     3,803            50,390

                                                                                                                  ------

                                                                                                               1,095,434

                                                                                                                  ------



            Aluminum-.4%    Alcan Aluminium.................................                    13,869           431,673

                            Aluminum Co. of America.........................                    10,915           577,131

                            Reynolds Metals.................................                     3,870           219,139

                                                                                                                  ------

                                                                                                               1,227,943

                                                                                                                  ------



  Apparel & Textiles-.4%    Brown Group.....................................                     1,146            16,331

                            Fruit of the Loom, Cl. A.....................(a)                     4,675           113,953

                            Liz Claiborne...................................                     4,577           127,012

                            NIKE, Cl. B.....................................                     8,766           610,333

                            Reebok International............................                     4,667           131,843

                            Russell.........................................                     2,368            65,712

                            Springs Industries..............................                     1,147            47,457

                            Stride Rite.....................................                     3,017            22,627

                            V.F. ...........................................                     3,894           205,408

                                                                                                                  ------

                                                                                                               1,340,676

                                                                                                                  ------


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                             ------            ------


          Automotive-2.0%   Chrysler........................................                    23,524      $  1,302,642

                            Dana............................................                     6,222           181,994

                            Echlin..........................................                     3,680           134,320

                            Fleetwood Enterprises...........................                     2,797            72,023

                            Ford Motor......................................                    65,874         1,910,346

                            General Motors..................................                    45,852         2,424,425

                            NACCO Industries, Cl. A ........................                       533            29,581

                            Navistar International.......................(a)                     4,634            48,657

                            PACCAR..........................................                     2,423           102,069

                                                                                                                  ------

                                                                                                               6,206,057

                                                                                                                  ------



            Banking-5.8%    Banc One........................................                    24,061           908,303

                            Bank of Boston..................................                     6,883           318,339

                            Bank of New York................................                    12,269           598,114

                            BankAmerica.....................................                    22,724         1,471,379

                            Bankers Trust New York..........................                     4,857           322,991

                            Barnett Banks...................................                     5,959           351,581

                            Boatmens Bancshares.............................                     7,951           324,997

                            Chase Manhattan.................................                    11,015           667,784

                            Chemical Banking................................                    15,339           901,166

                            Citicorp........................................                    26,093         1,754,754

                            Comerica........................................                     7,000           280,875

                            CoreStates Financial............................                     8,576           324,816

                            First Bank Systems..............................                     7,984           396,206

                            First Chicago...................................                    19,733           779,454

                            First Fidelity Bancorp..........................                     4,972           374,765

                            First Interstate Bancorp........................                     4,653           635,135

                            First Union.....................................                    10,467           582,227

                            Fleet Financial Group...........................                    15,766           642,465

                            KeyCorp.........................................                    14,491           525,299

                            Mellon Bank.....................................                     8,099           435,321

                            Morgan (J.P.) & Co..............................                    11,499           922,795

                            National City...................................                     9,023           298,887

                            NationsBank.....................................                    16,614         1,156,750

                            Norwest.........................................                    21,648           714,384

                            PNC Financial...................................                    16,267           524,611

                            Republic New York...............................                     3,450           214,331

                            SunTrust Banks..................................                     7,041           482,308

                            U.S. Bancorp....................................                     6,009           202,052

                            Wachovia........................................                    10,496           480,192

                            Wells Fargo & Co................................                     2,887           623,592

                                                                                                                  ------

                                                                                                              18,215,873

                                                                                                                  ------



           Beverages-3.4%   Anheuser-Busch Cos..............................                    15,594         1,042,849

                            Brown-Forman, Cl. B.............................                     4,252           155,198

                            Coca-Cola.......................................                    77,029         5,719,403

                            Coors (Adolph), Cl. B...........................                     2,283            50,511

                            PepsiCo.........................................                    48,375         2,702,953

                            Seagram.........................................                    22,856           791,389




Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


     Beverages (continued)  Whitman.........................................                     6,448      $    149,916

                                                                                                                  ------

                                                                                                              10,612,219

                                                                                                                  ------



     Capital Goods-5.3%     Amdahl.......................................(a)                     7,351            62,484

                            Briggs & Stratton...............................                     1,815            78,726

                            Caterpillar.....................................                    12,117           711,874

                            Cincinnati Milacron.............................                     2,054            53,918

                            Crane...........................................                     1,900            70,063

                            Cummins Engine..................................                     2,498            92,426

                            DSC Communications...........................(a)                     7,057           260,227

                            Deere & Co......................................                    16,102           567,596

                            Dover...........................................                     7,010           258,494

                            Dresser Industries..............................                    11,185           272,634

                            Eaton...........................................                     4,802           257,507

                            Foster Wheeler..................................                     2,509           106,633

                            General Electric................................                   102,517         7,381,224

                            General Signal..................................                     2,931            94,891

                            Genuine Parts...................................                     7,530           308,730

                            Giddings & Lewis................................                     2,144            35,376

                            Grainger (W.W.).................................                     3,171           210,079

                            Harnischfeger Industries........................                     2,968            98,686

                            Illinois Tool Works.............................                     7,192           424,328

                            Ingersoll-Rand..................................                     6,653           233,687

                            Johnson Controls................................                     2,483           170,706

                            Mallinckrodt Group..............................                     4,752           172,854

                            McDermott International.........................                     3,356            73,832

                            Minnesota Mining & Manufacturing................                    25,724         1,704,215

                            National Service Industries.....................                     2,997            97,028

                            Owens-Corning Fiberglas......................(a)                     3,112           139,651

                            Pall............................................                     7,060           189,764

                            Parker-Hannifin.................................                     4,565           156,351

                            Perkin-Elmer....................................                     2,611            98,565

                            Premark International...........................                     3,799           192,324

                            Raychem.........................................                     2,683           152,596

                            Snap-On Tools...................................                     2,483           112,356

                            Stanley Works...................................                     2,722           140,183

                            3Com............................................                     6,600           307,725

                            Textron.........................................                     5,221           352,417

                            Timken..........................................                     1,929            73,784

                            TRINOVA.........................................                     1,775            50,809

                            TRW.............................................                     4,009           310,697

                            Tyco Laboratories...............................                     9,348           333,022

                            Varity.......................................(a)                     2,556            94,891

                                                                                                                  ------

                                                                                                              16,503,353

                                                                                                                  ------



         Chemicals-3.0%.    Air Products & Chemicals........................                     6,817           359,597

                            Ashland Oil.....................................                     3,922           137,760

                            Avery Dennison..................................                     3,261           163,458


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


    Chemicals (continued)   Dow Chemical....................................                    16,092      $  1,132,475

                            du Pont (E.I.) de Nemours.......................                    34,130         2,384,834

                            Eastman Chemical................................                     4,924           308,366

                            Engelhard.......................................                     8,823           191,900

                            FMC..........................................(a)                     2,214           149,722

                            Goodrich (B.F.).................................                     1,595           108,659

                            Grace (W.R.) & Co...............................                     5,925           350,316

                            Great Lakes Chemical............................                     3,934           283,248

                            Hercules........................................                     6,838           385,492

                            Monsanto........................................                     7,086           868,035

                            Morton International............................                     9,121           327,216

                            Nalco Chemical..................................                     4,139           124,687

                            Occidental Petroleum............................                    19,570           418,309

                            PPG Industries..................................                    12,031           550,418

                            Praxair.........................................                     8,611           289,545

                            Rohm & Haas.....................................                     4,109           264,517

                            Sigma Aldrich...................................                     3,107           153,796

                            Union Carbide...................................                     8,471           317,662

                                                                                                                  ------

                                                                                                               9,270,012

                                                                                                                  ------



    Consumer Durables-.3%   Black & Decker..................................                     5,296           186,684

                            Masco...........................................                     9,834           308,542

                            Maytag..........................................                     6,643           134,521

                            Whirlpool.......................................                     4,508           240,051

                            Zenith Electronics...........................(a)                     2,492            17,132

                                                                                                                  ------

                                                                                                                 886,930

                                                                                                                  ------



        Construction-.2%    Armstrong World Industries......................                     2,283           141,546

                            Centex..........................................                     1,600            55,600

                            Fluor...........................................                     5,112           337,392

                            Sherwin-Williams................................                     5,206           212,144

                                                                                                                  ------

                                                                                                                 746,682

                                                                                                                  ------



         Containers-.2%     Ball............................................                     1,850            50,875

                            Bemis...........................................                     3,281            84,076

                            Crown Cork & Seal............................(a)                     5,555           231,921

                            Temple-Inland...................................                     3,446           152,055

                                                                                                                  ------

                                                                                                                 518,927

                                                                                                                  ------



         Cosmetics-1.2%     Alberto Culver, Cl. B...........................                     1,725            59,297

                            Avon Products...................................                     4,198           316,424

                            Procter & Gamble................................                    42,079         3,492,557

                                                                                                                  ------

                                                                                                               3,868,278

                                                                                                                  ------



             Drugs-7.3%     ALZA.........................................(a)                     5,080           125,730

                            Abbott Laboratories.............................                    48,547         2,026,837

                            Allergan........................................                     3,909           127,043

                            American Home Products..........................                    19,209         1,863,273


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------            ------


       Drugs (continued)    Amgen........................................(a)                    16,338      $    970,069

                            Bristol-Myers Squibb............................                    31,095         2,670,283

                            Johnson & Johnson...............................                    39,773         3,405,563

                            Lilly (Eli) & Co................................                    33,860         1,904,625

                            Merck & Co......................................                    75,805         4,984,179

                            Pfizer..........................................                    38,936         2,452,968

                            Pharmacia & Upjohn..............................                    30,920         1,198,171

                            Schering-Plough.................................                    22,574         1,235,926

                                                                                                                  ------

                                                                                                              22,964,667

                                                                                                                  ------



        Electronics-3.6%    AMP.............................................                    13,310           510,771

                            Advanced Micro Devices.......................(a)                     6,443           106,310

                            Andrew.......................................(a)                     2,427            92,833

                            Cooper Industries...............................                     6,621           243,322

                            Emerson Electric................................                    13,745         1,123,654

                            Harris..........................................                     2,438           133,176

                            Honeywell.......................................                     7,794           378,983

                            Intel...........................................                    50,566         2,869,620

                            LSI Logic....................................(a)                     7,900           258,725

                            Loral...........................................                    10,620           375,683

                            Micron Technology...............................                    12,710           503,634

                            Motorola........................................                    36,213         2,064,141

                            National Semiconductor.......................(a)                     7,560           168,210

                            Northern Telecom................................                    15,560           669,080

                            Raytheon........................................                    14,914           704,686

                            Scientific-Atlanta..............................                     4,773            71,595

                            Tektronix.......................................                     2,015            98,987

                            Tellabs......................................(a)                     5,414           200,318

                            Texas Instruments...............................                    11,606           600,610

                            Thomas & Betts..................................                     1,096            80,830

                                                                                                                  ------

                                                                                                              11,255,168

                                                                                                                  ------



            Finance-2.7%    Ahmanson (H.F.) & Co............................                     7,201           190,827

                            American Express................................                    29,727         1,229,955

                            Beneficial......................................                     3,217           149,993

                            Dean Witter, Discover & Co......................                    10,363           487,107

                            Federal Home Loan Mortgage......................                    11,046           922,341

                            Federal National Mortgage Association...........                    16,736         2,077,356

                            Golden West Financial...........................                     3,610           199,453

                            Great Western Financial.........................                     8,369           213,410

                            Household International.........................                     6,019           355,873

                            MBNA............................................                     9,121           336,337

                            Merrill Lynch & Co..............................                    10,788           550,188

                            Morgan Stanley Group............................                     4,791           386,274

                            Salomon.........................................                     6,578           233,519

                            Travelers Group.................................                    19,572         1,230,589

                                                                                                                  ------

                                                                                                               8,563,222

                                                                                                                  ------


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                             ------             ------


          Forest & Paper

           Products-1.6%    Alco Standard...................................                     6,894      $    314,539

                            Boise Cascade...................................                     2,913           100,863

                            Champion International..........................                     5,900           247,800

                            Federal Paper Board.............................                     2,863           148,518

                            Georgia-Pacific.................................                     5,622           385,810

                            International Paper.............................                    15,596           590,698

                            James River.....................................                     5,077           122,483

                            Kimberly-Clark..................................                    17,106         1,415,594

                            Louisiana-Pacific...............................                     6,602           160,099

                            Mead............................................                     3,300           172,425

                            Potlatch........................................                     1,820            72,800

                            Stone Container.................................                     5,905            84,884

                            Union Camp......................................                     4,298           204,692

                            Westvaco........................................                     6,233           172,966

                            Weyerhaeuser....................................                    12,347           534,008

                            Willamette Industries...........................                     3,363           189,169

                                                                                                                  ------

                                                                                                               4,917,348

                                                                                                                  ------



        Health Care-2.4%    Bard (C.R.).....................................                     3,496           112,746

                            Bausch & Lomb...................................                     3,551           140,708

                            Baxter International............................                    16,645           697,009

                            Becton Dickinson & Co...........................                     4,088           306,600

                            Beverly Enterprises..........................(a)                     6,031            64,079

                            Biomet.......................................(a)                     7,042           125,876

                            Boston Scientific............................(a)                     9,965           488,285

                            Columbia/HCA Healthcare.........................                    27,369         1,388,977

                            Community Psychiatric Centers................(a)                     2,663            32,622

                            Corning.........................................                    14,070           450,240

                            Humana.......................................(a)                     9,900           271,013

                            Manor Care......................................                     3,870           135,450

                            Medtronic.......................................                    14,294           798,677

                            Millipore.......................................                     2,780           114,327

                            St. Jude Medical.............................(a)                     4,273           183,739

                            Tenet Healthcare.............................(a)                    12,290           255,017

                            U.S. HealthCare.................................                     9,455           439,657

                            U.S. Surgical...................................                     3,460            73,957

                            United Healthcare...............................                    10,728           702,684

                            Warner-Lambert..................................                     8,303           806,429

                                                                                                                  ------

                                                                                                               7,588,092

                                                                                                                  ------



Hotels & Restaurants-.9%    Bally Entertainment..........................(a)                     2,867            40,138

                            Darden Restaurants..............................                     9,776           116,090

                            Harrah's Entertainment.......................(a)                     6,337           153,672

                            Hilton Hotels...................................                     2,966           182,409

                            Luby's Cafeterias...............................                     1,305            29,036

                            McDonald's......................................                    42,563         1,920,655

                            Marriott International..........................                     7,693           294,257

                            Ryan's Family Steak House....................(a)                     3,261            22,827


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


     Hotels & Restaurants

              (continued)   Shoney's.....................................(a)                     2,508      $     25,707

                            Wendy's International...........................                     6,329           134,491

                                                                                                                  ------

                                                                                                               2,919,282

                                                                                                                  ------



 Household Products-1.2%    Clorox..........................................                     3,251           232,853

                            Colgate-Palmolive...............................                     8,899           625,155

                            Dial ...........................................                     5,770           170,936

                            Ecolab..........................................                     3,984           119,520

                            Gillette........................................                    27,200         1,417,800

                            International Flavors & Fragrances..............                     6,802           326,496

                            Newell..........................................                     9,694           250,832

                            Ralston-Purina Group............................                     6,481           404,252

                            Rubbermaid......................................                     9,674           246,687

                                                                                                                  ------

                                                                                                               3,794,531

                                                                                                                  ------



          Insurance-3.3%    Aetna Life & Casualty...........................                     7,042           487,659

                            Allstate........................................                    27,508         1,131,271

                            American General................................                    12,522           436,705

                            American International Group....................                    29,051         2,687,218

                            CIGNA...........................................                     4,623           477,325

                            Chubb...........................................                     5,361           518,677

                            General Re......................................                     4,992           773,760

                            ITT.............................................                     7,151           379,003

                            ITT Hartford Group..............................                     7,151           345,930

                            ITT Industries..................................                     7,151           171,624

                            Jefferson-Pilot.................................                     4,338           201,717

                            Lincoln National................................                     6,390           343,463

                            Loews...........................................                     7,194           563,830

                            Providian.......................................                     5,869           239,162

                            SAFECO..........................................                     7,770           268,065

                            St. Paul Cos....................................                     5,171           287,637

                            Torchmark.......................................                     4,435           200,684

                            Transamerica....................................                     4,219           307,460

                            UNUM............................................                     4,498           247,390

                            USF&G...........................................                     6,900           116,437

                            USLIFE..........................................                     2,071            61,871

                                                                                                                  ------

                                                                                                              10,246,888

                                                                                                                  ------



        Iron & Steel-.3%    Armco........................................(a)                     6,523            38,323

                            Bethlehem Steel..............................(a)                     6,906            96,684

                            Inland Steel Industries.........................                     3,007            75,551

                            Nucor...........................................                     5,396           308,246

                            USX-U.S. Steel Group............................                     5,107           157,040

                            Worthington Industries..........................                     5,617           116,904

                                                                                                                  ------

                                                                                                                 792,748

                                                                                                                  ------



             Leisure-.2%    Brunswick.......................................                     5,890           141,360

                            Hasbro..........................................                     5,406           167,586


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


     Leisure (continued)    Mattel..........................................                    13,574      $    417,401

                            Outboard Marine.................................                     1,141            23,248

                                                                                                                  ------

                                                                                                                 749,595

                                                                                                                  ------



              Media-2.2%    Capital Cities/ABC..............................                     9,430         1,163,426

                            Comcast, Cl. A..................................                    14,686           267,102

                            Disney (Walt)...................................                    32,076         1,892,484

                            Handleman.......................................                     2,109            12,127

                            King World Productions.......................(a)                     2,219            86,264

                            Tele-Communications, Cl. A...................(a)                    40,089           796,769

                            Time Warner.....................................                    23,705           897,827

                            Tribune.........................................                     3,869           236,493

                            US West Media Group.............................                    28,953           550,107

                            Viacom, Cl. B (non-voting)...................(a)                    22,190         1,051,298

                                                                                                                  ------

                                                                                                               6,953,897

                                                                                                                  ------



              Mining-.4%    ASARCO..........................................                     2,653            84,896

                            Cyprus Amax Minerals............................                     5,685           148,521

                            Freeport-McMoran Copper, Cl.B...................                    12,443           349,959

                            Inco............................................                     7,311           243,091

                            Phelps Dodge....................................                     4,238           263,815

                                                                                                                  ------

                                                                                                               1,090,282

                                                                                                                  ------



  Oil-International-3.9%    Chevron.........................................                    40,057         2,102,993

                            Exxon...........................................                    76,212         6,106,487

                            Mobil...........................................                    24,317         2,723,504

                            Oryx Energy..................................(a)                     6,424            85,921

                            Texaco..........................................                    16,214         1,272,799

                                                                                                                  ------

                                                                                                              12,291,704

                                                                                                                  ------



          Oil-Petroleum

            Reserves-.8%    Atlantic Richfield..............................                     9,909         1,097,422

                            Burlington Resources............................                     7,810           306,543

                            Kerr-McGee......................................                     3,192           202,692

                            Louisiana Land & Exploration....................                     2,029            86,993

                            Pennzoil........................................                     2,797           118,173

                            Phillips Petroleum..............................                    16,063           548,150

                            Santa Fe Energy Resources....................(a)                     5,578            53,688

                                                                                                                  ------

                                                                                                               2,413,661

                                                                                                                  ------



         Oil-Refining &

       Distribution-2.7%    Amerada Hess....................................                     5,688           301,464

                            Amoco...........................................                    30,484         2,191,038

                            Coastal.........................................                     6,438           239,816

                            Royal Dutch Petroleum...........................                    32,881         4,640,331

                            Sun.............................................                     4,606           126,089

                            Unocal..........................................                    15,186           442,292

                            USX-Marathon Group..............................                    17,649           344,155

                                                                                                                  ------

                                                                                                               8,285,185

                                                                                                                  ------


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


         Oil-Service-.6%    Baker Hughes....................................                     8,672      $    211,380

                            Halliburton.....................................                     6,993           354,021

                            Helmerich & Payne...............................                     1,520            45,220

                            Rowan Cos....................................(a)                     5,196            51,310

                            Schlumberger....................................                    14,836         1,027,393

                            Western Atlas................................(a)                     3,217           162,458

                                                                                                                  ------

                                                                                                               1,851,782

                                                                                                                  ------



         Photography-.5%    Eastman Kodak...................................                    21,006         1,407,402

                            Polaroid........................................                     2,812           133,218

                                                                                                                  ------

                                                                                                               1,540,620

                                                                                                                  ------



   Pollution Control-.5%    Browning-Ferris Industries......................                    13,073           385,654

                            Laidlaw Cl.B....................................                    18,056           185,074

                            Safety-Kleen....................................                     3,600            56,250

                            WMX Technologies................................                    29,841           891,500

                                                                                                                  ------

                                                                                                               1,518,478

                                                                                                                  ------



     Precious Metals-.5%    Barrick Gold....................................                    21,692           572,127

                            Echo Bay Mines..................................                     7,742            80,323

                            Homestake Mining................................                     8,437           131,828

                            Newmont Mining..................................                     5,757           260,549

                            Placer Dome.....................................                    14,697           354,565

                            Santa Fe Pacific Gold...........................                     8,103            98,261

                                                                                                                  ------

                                                                                                               1,497,653

                                                                                                                  ------



     Producer Goods-3.8%    Apple Computer..................................                     7,561           241,007

                            Applied Materials............................(a)                    10,958           431,471

                            Cabletron Systems............................(a)                     4,452           360,612

                            cisco Systems................................(a)                    16,758         1,250,566

                            Compaq Computer..............................(a)                    16,270           780,960

                            Cray Research................................(a)                     1,435            35,516

                            Data General.................................(a)                     2,274            31,268

                            Digital Equipment............................(a)                     9,267           594,246

                            Hewlett-Packard.................................                    31,391         2,628,996

                            International Business Machines.................                    34,939         3,205,653

                            Pitney Bowes....................................                     9,290           436,630

                            Silicon Graphics.............................(a)                     9,841           270,627

                            Sun Microsystems.............................(a)                    11,670           532,444

                            Tandem Computers.............................(a)                     7,166            76,139

                            Unisys.......................................(a)                    10,477            58,933

                            Xerox...........................................                     6,581           901,597

                                                                                                                  ------

                                                                                                              11,836,665

                                                                                                                  ------



          Publishing-.7%    American Greetings..............................                     4,543           125,500

                            Donnelley (R R) & Sons..........................                     9,465           372,684

                            Gannett.........................................                     8,597           527,641


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


  Publishing (continued)    Harland (John H.)...............................                     1,925      $     40,184

                            Jostens.........................................                     2,292            55,581

                            Knight-Ridder...................................                     3,056           191,000

                            McGraw-Hill.....................................                     3,099           270,000

                            Meredith........................................                     1,714            71,774

                            Moore...........................................                     6,154           114,618

                            New York Times, Cl. A...........................                     5,944           176,091

                            Times Mirror, Cl. A.............................                     6,898           233,670

                                                                                                                  ------

                                                                                                               2,178,743

                                                                                                                  ------



Railroads & Transit-1.1%    Burlington Northern.............................                     8,679           676,962

                            CSX.............................................                    12,866           587,011

                            Conrail.........................................                     5,082           355,740

                            Consolidated Freightways........................                     2,699            71,524

                            Norfolk Southern................................                     7,988           634,047

                            Roadway Services................................                     2,438           119,157

                            Union Pacific...................................                    12,642           834,372

                            Yellow..........................................                     1,720            21,285

                                                                                                                  ------

                                                                                                               3,300,098

                                                                                                                  ------



          Real Estate-0%    Kaufman & Broad Home............................                     1,989            29,586

                            Pulte...........................................                     1,660            55,817

                                                                                                                  ------

                                                                                                                  85,403

                                                                                                                  ------



             Retail-4.3%    Albertson's.....................................                    15,470           508,576

                            American Stores.................................                     9,040           241,820

                            Charming Shoppes................................                     6,373            18,322

                            Circuit City Stores.............................                     6,014           166,137

                            Dayton-Hudson...................................                     4,368           327,600

                            Dillard Department Stores, Cl. A................                     6,947           197,990

                            Federated Department Stores..................(a)                    12,400           341,000

                            Fleming Cos.....................................                     2,268            46,778

                            Gap.............................................                     8,821           370,482

                            Giant Food, Cl. A...............................                     3,685           116,078

                            Great Atlantic & Pacific Tea....................                     2,388            54,924

                            Harcourt General................................                     4,472           187,265

                            Home Depot......................................                    29,281         1,401,828

                            K mart..........................................                    28,144           204,044

                            Kroger.......................................(a)                     7,566           283,725

                            Limited.........................................                    21,998           382,215

                            Longs Drug Stores...............................                     1,142            54,673

                            Lowes Cos.......................................                     9,824           329,104

                            May Department Stores...........................                    15,290           646,003

                            Melville........................................                     6,455           198,491

                            Mercantile Stores...............................                     2,234           103,322

                            Nordstrom.......................................                     4,968           201,204

                            Penney (J.C.)...................................                    13,872           660,654

                            Pep Boys-Manny, Moe & Jack......................                     3,840            98,400


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------           ------


      Retail (continued)    Price/Costco.................................(a)                    11,932      $    181,963

                            Rite Aid........................................                     5,144           176,182

                            Sears, Roebuck & Co.............................                    23,938           933,582

                            Supervalu.......................................                     4,203           132,394

                            Sysco...........................................                    11,160           362,700

                            TJX Cos.........................................                     4,453            84,050

                            Tandy...........................................                     3,863           160,314

                            Toys R Us....................................(a)                    16,759           364,508

                            Wal-Mart Stores.................................                   140,786         3,150,087

                            Walgreen........................................                    15,060           449,917

                            Winn-Dixie Stores...............................                     9,276           342,052

                            Woolworth (F.W.)................................                     8,174           106,262

                                                                                                                  ------

                                                                                                              13,584,646

                                                                                                                  ------



           Services-3.5%    Alexander & Alexander Services..................                     2,697            51,243

                            Autodesk........................................                     2,912            99,736

                            Automatic Data Processing.......................                     8,827           655,405

                            Block (H&R).....................................                     6,423           260,132

                            Ceridian.....................................(a)                     4,062           167,558

                            Computer Associates International...............                    14,796           841,523

                            Computer Sciences............................(a)                     3,421           240,325

                            CUC International............................(a)                    10,986           374,897

                            Deluxe..........................................                     5,101           147,929

                            Dow Jones & Co..................................                     5,909           235,621

                            Dun & Bradstreet................................                    10,348           670,033

                            EG&G............................................                     3,191            77,382

                            First Data......................................                    13,644           912,443

                            Intergraph...................................(a)                     2,842            44,761

                            Interpublic Group of Cos........................                     4,762           206,552

                            Marsh & McLennan Cos............................                     4,447           394,671

                            Microsoft....................................(a)                    36,311         3,186,290

                            Novell.......................................(a)                    22,713           323,660

                            Ogden...........................................                     2,969            63,462

                            Oracle.......................................(a)                    26,644         1,129,039

                            Pittston........................................                     2,548            79,943

                            Ryder System....................................                     4,902           121,324

                            Service Corporation International...............                     6,446           283,624

                            Shared Medical Systems..........................                     1,426            77,539

                            Westinghouse Electric...........................                    25,522           421,113

                                                                                                                  ------

                                                                                                              11,066,205

                                                                                                                  ------



       Tire & Rubber-.2%    Cooper Tire and Rubber..........................                     5,146           126,720

                            Goodyear Tire & Rubber..........................                     9,353           424,392

                                                                                                                  ------

                                                                                                                 551,112

                                                                                                                  ------



            Tobacco-1.8%    American Brands.................................                    11,172           498,551

                            Philip Morris Cos...............................                    51,523         4,662,831


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                              ------            ------


      Tobacco (contined)    Schweitzer-Mauduit International................                       883      $     20,433

                            UST.............................................                    11,873           396,261

                                                                                                                  ------

                                                                                                               5,578,076

                                                                                                                  ------



 Utilities-Electric-3.4%    American Electric Power.........................                    11,438           463,239

                            Baltimore Gas & Electric........................                     9,018           257,013

                            Carolina Power & Light..........................                     9,404           324,438

                            Central & South West............................                    11,844           330,152

                            Cinergy.........................................                     9,679           296,419

                            Consolidated Edison Co. of New York.............                    14,457           462,624

                            Detroit Edison..................................                     8,911           307,430

                            Dominion Resources..............................                    10,617           437,951

                            Duke Power......................................                    12,617           597,730

                            Entergy.........................................                    14,027           410,290

                            FPL Group.......................................                    11,315           524,733

                            General Public Utilities........................                     7,141           242,794

                            Houston Industries..............................                    16,078           389,892

                            Niagara Mohawk Power............................                     8,887            85,537

                            Northern States Power...........................                     4,184           205,539

                            Ohio Edison.....................................                     9,410           221,135

                            PacifiCorp......................................                    17,465           371,131

                            Pacific Gas & Electric..........................                    26,071           739,765

                            PECO Energy.....................................                    13,643           410,995

                            PP&L Resources..................................                     9,800           245,000

                            Public Service Enterprise Group.................                    15,051           460,937

                            SCEcorp.........................................                    27,289           484,380

                            Southern........................................                    40,891         1,006,941

                            Texas Utilities.................................                    13,874           570,568

                            UniCom..........................................                    13,146           430,531

                            Union Electric..................................                     6,218           259,601

                                                                                                                  ------

                                                                                                              10,536,765

                                                                                                                  ------



       Utilities-Gas-.9%    Columbia Gas System..........................(a)                     3,066           134,521

                            Consolidated Natural Gas........................                     5,695           258,411

                            Eastern Enterprises.............................                     1,271            44,803

                            ENSERCH.........................................                     4,239            68,884

                            Enron...........................................                    15,455           589,222

                            NICOR...........................................                     3,131            86,102

                            Noram Energy....................................                     7,595            67,406

                            ONEOK...........................................                     1,675            38,316

                            Pacific Enterprises.............................                     5,203           146,985

                            Panhandle Eastern...............................                     9,166           255,502

                            Peoples Energy..................................                     2,164            68,707

                            Sonat...........................................                     5,296           188,670

                            Tenneco.........................................                    10,969           544,337

                            Williams Cos....................................                     6,227           273,210

                                                                                                                  ------

                                                                                                               2,765,076

                                                                                                                  ------


Dreyfus Stock Index Fund

----------------------------------------

Statement of Investments (continued)                          December 31, 1995





Common Stocks (continued)                                                                    Shares             Value

                                                                                             ------            ------


Utilities-Telephone-7.7%    ALLTEL..........................................                    11,556      $    340,902

                            AT&T............................................                    97,720         6,327,370

                            AirTouch Communications......................(a)                    30,439           859,902

                            Ameritech.......................................                    33,987         2,005,233

                            Bell Atlantic...................................                    26,835         1,794,591

                            BellSouth.......................................                    61,022         2,654,457

                            GTE.............................................                    59,452         2,615,888

                            MCI Communications..............................                    41,583         1,086,356

                            NYNEX...........................................                    26,249         1,417,446

                            Pacific Telesis Group...........................                    26,262           883,060

                            SBC Communications..............................                    37,355         2,147,912

                            Sprint..........................................                    21,359           851,690

                            US West.........................................                    28,853         1,031,495

                                                                                                                  ------

                                                                                                              24,016,302

                                                                                                                  ------

                            TOTAL COMMON STOCKS

                              (cost $235,303,221)...........................                                $281,877,532

                                                                                                                  ======


Preferred Stocks

--------------------------------------


                            Teledyne, Ser. E

                              (cost $446)...................................                        30      $        435

                                                                                                                  ======


                                                                                             Principal

Short-Term Investments-9.1%                                                                   Amount

--------------------------------------                                                         -----


    U.S. Treasury Bills:    4.50%, 1/4/1996.................................                $  301,000      $    300,904

                            5.28%, 1/11/1996................................                 8,400,000         8,386,812

                            5.25%, 1/18/1996.............................(b)                 5,662,000         5,648,355

                            5.33%, 1/25/1996................................                 6,809,000         6,787,075

                            5.27%, 2/29/1996................................                 4,456,000         4,420,619

                            4.82%, 3/7/1996.................................                 1,211,000         1,199,859

                            4.80%, 3/14/1996................................                   909,000           899,683

                            4.82%, 3/28/1996................................                   911,000           899,876

                                                                                                                  ------

                            TOTAL SHORT-TERM INVESTMENTS

                              (cost $28,540,044)                                                            $ 28,543,183

                                                                                                                  ======



TOTAL INVESTMENTS (cost $263,843,711).......................................                     99.3%      $310,421,150

                                                                                                =====             ======

CASH AND RECEIVABLES (NET)..................................................                       .7%      $  2,265,310

                                                                                                =====             ======

NET ASSETS..................................................................                    100.0%      $312,686,460

                                                                                                =====             ======




Notes to Statement of Investments:

----------------------------------------

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.



                         See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

Statement of Financial Futures                                December 31, 1995



Financial Futures Purchased;

----------------------------------------



                                                                       Market Value                    Unrealized

                                                          Number of      Covered                     (Depreciation)

Issuer                                                    Contracts    by Contracts     Expiration     at 12/31/95

----                                                       ------       -------          -------         -------


Standard & Poor's 500........................                 94        $29,067,150      March 1996    ($234,815)

                                                                                                           ======




               See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

Statement of Assets and Liabilities                           December 31, 1995







ASSETS:

    Investments in securities, at value

      (cost $263,843,711)-see statement.....................................                    $310,421,150

    Cash....................................................................                       6,369,576

    Dividends receivable....................................................                         612,437

    Receivable for futures variation margin-Note 3(a).......................                          31,780

    Prepaid expenses........................................................                             437

                                                                                                      ------

                                                                                                 317,435,380

LIABILITIES:

    Due to The Dreyfus Corporation..........................................    $  133,785

    Dividends payable.......................................................     3,921,624

    Payable for investment securities purchased.............................       460,307

    Accrued expenses........................................................       233,204         4,748,920

                                                                                     -----            ------

NET ASSETS..................................................................                    $312,686,460

                                                                                                      ======

REPRESENTED BY:

    Paid-in capital.........................................................                    $261,474,826

    Accumulated undistributed investment income-net.........................                          14,894

    Accumulated undistributed net realized gain on investments..............                       4,854,116

    Accumulated net unrealized appreciation on investments

      [including ($234,815) net unrealized (depreciation) on financial

      futures]-Note 3(b)....................................................                      46,342,624

                                                                                                      ------

NET ASSETS at value applicable to 18,177,360 shares outstanding (200 million

    shares of $.001 par value Common Stock authorized)......................                    $312,686,460

                                                                                                      ======

NET ASSET VALUE, per share

    ($312,686,460 / 18,177,360 shares)......................................                          $17.20

                                                                                                      ======




              See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

Statement of Operations                            year ended December 31, 1995





INVESTMENT INCOME:

    Income:

      Cash dividends (net of foreign taxes witheld at source of $18,048)....    $4,429,014

      Interest..............................................................       763,272

                                                                                    ------

          Total Income......................................................                    $ 5,192,286

    Expenses:

      Index management fee-Note 2(a)........................................      $223,935

      Administration fee-Note 2(a)..........................................       318,306

      Custodian fees-Note 2(c)..............................................        74,016

      Professional fees.....................................................        58,508

      Registration fees.....................................................        57,806

      Directors' fees and expenses-Note 2(d)................................        25,709

      Prospectus and shareholders' reports..................................        16,003

      Shareholder servicing costs-Note 2(b).................................         5,453

      Miscellaneous.........................................................         4,722

                                                                                    ------

          Total Expenses....................................................       784,458

      Less-reduction in index management fee and administration fee

          due to undertaking-Note 2(a)......................................        57,945

                                                                                    ------

          Net Expenses......................................................                        726,513

                                                                                                     ------

          INVESTMENT INCOME-NET.............................................                      4,465,773

                                                                                                     ------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain on investments-Note 3(a)..............................    $5,260,106

    Net realized gain on financial futures-Note 3(a)........................     2,814,896

                                                                                    ------

          Net Realized Gain.................................................                      8,075,002

    Net unrealized appreciation on investments [including ($335,265) net

      unrealized (depreciation) on financial futures].......................                     43,128,888

                                                                                                     ------

          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................                      51,203,890

                                                                                                     ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                     $55,669,663

                                                                                                     ======




             See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

Statement of Changes in Net Assets





                                                                                   Year Ended December 31,

                                                                                ----------------------------

                                                                                    1994            1995

                                                                                  --------         ------


OPERATIONS:

    Investment income-net................................................       $  1,991,399    $  4,465,773

    Net realized gain on investments.....................................            199,553       8,075,002

    Net unrealized appreciation (depreciation) on investments for the year        (1,356,172)     43,128,888

                                                                                      ------          ------

      Net Increase In Net Assets Resulting From Operations...............            834,780      55,669,663

                                                                                      ------          ------

DIVIDENDS TO SHAREHOLDERS:

    From investment income-net...........................................         (1,968,656)     (4,476,568)

    From net realized gain on investments................................              -          (2,357,447)

    In excess of net realized gain on investments........................           (429,123)          -

                                                                                      ------          ------

      Total Dividends....................................................         (2,397,779)     (6,834,015)

                                                                                      ------          ------

CAPITAL STOCK TRANSACTIONS:

    Net proceeds from shares sold........................................          47,033,174    219,772,239

    Dividends reinvested.................................................           2,397,779      6,834,015

    Cost of shares redeemed..............................................         (12,380,738)   (59,561,665)

                                                                                      ------          ------

      Increase In Net Assets From Capital Stock Transactions.............          37,050,215    167,044,589

                                                                                      ------          ------

        Total Increase In Net Assets.....................................          35,487,216    215,880,237

NET ASSETS:

    Beginning of year....................................................          61,319,007     96,806,223

                                                                                      ------          ------

    End of year (including undistributed investment income-net:

      $25,689 in 1994 and $14,894 in 1995)...............................        $ 96,806,223   $312,686,460

                                                                                      ======          ======



                                                                                  Shares            Shares

                                                                                  -------           ------

CAPITAL SHARE TRANSACTIONS:

    Shares sold..........................................................           3,593,641     14,313,682

    Shares issued for dividends reinvested...............................             186,922        417,105

    Shares redeemed......................................................            (945,685)    (4,033,543)

                                                                                      ------          ------

      Net Increase In Shares Outstanding.................................           2,834,878     10,697,244

                                                                                      ======          ======


               See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

Financial Highlights



    Contained below is per share operating performance data for a share of

Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.





                                                    Year Ended        Four Months

                                                    August 31,           Ended             Year Ended December 31,

                                                  _________-          December 31,    _______________________________

                                                 1991        1992        1992          1993         1994         1995

                                                 ----         ---        ----           ---          ---          ---


PER SHARE DATA:

    Net asset value, beginning of year          $11.62      $14.20       $14.87       $15.32        $13.20      $12.94

                                                  ----         ---         ----          ---           ---         ---

    Investment Operations:

    Investment income-net............              .39         .37          .13          .37           .32         .33

    Net realized and unrealized gain

      (loss)  on investments.........             2.60         .68          .77         1.04          (.21)       4.39

                                                  ----         ---         ----          ---           ---         ---

      Total from Investment Operations            2.99        1.05          .90         1.41           .11        4.72

                                                  ----         ---         ----          ---           ---         ---

    Distributions:

    Dividends from investment income-net          (.39)       (.38)        (.21)        (.34)         (.31)       (.33)

    Dividends in excess of investment

      income-net.....................               -           -            -          (.03)           -           -

    Dividends from net realized gain

      on investments.................             (.02)         -          (.24)       (3.00)           -         (.13)

    Dividends in excess of net

      realized gain on investments...               -           -           -           (.16)         (.06)         -

                                                  ----         ---         ----          ---           ---         ---

      Total Distributions............             (.41)       (.38)        (.45)       (3.53)         (.37)       (.46)

                                                  ----         ---         ----          ---           ---         ---

    Net asset value, end of year.....           $14.20      $14.87       $15.32       $13.20        $12.94      $17.20

                                                  ====         ===         ====          ===           ===         ===



TOTAL INVESTMENT RETURN..............            26.26%       7.49%        6.05%(1)     9.33%          .88%      36.78%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets        .40%        .40%         .13%(1)      .40%          .40%        .39%

    Ratio of net investment income to

      average net assets.............             3.05%       2.63%         .85%(1)     2.38%         2.57%       2.38%

    Decrease reflected in above expense

      ratios due to undertakings by

      WFNIA and Dreyfus..............              .11%        .13%          .03%(1)     .27%          .16%        .03%

    Portfolio Turnover Rate..........             1.02%       7.66%         6.94%(1)   71.71%         2.82%      11.95%

    Net Assets, end of year (000's Omitted)    $62,400     $74,446       $70,072     $61,319       $96,806    $312,686


-----------

(1) Not annualized.




                   See notes to financial statements.

Dreyfus Stock Index Fund

----------------------------------------

NOTES TO FINANCIAL STATEMENTS



NOTE 1-Significant Accounting Policies:



    The Fund is registered under the Investment Company Act of 1940 ("Act")

as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.  Effective November 13, 1995, The Dreyfus Corporation ("Dreyfus")

serves as the Fund's manager and Mellon Equity Associates, an affiliate of

Dreyfus ("Mellon Equity"), serves as the Fund's index manager. Boston Safe

Deposit and Trust Company, an affiliate of Dreyfus, became the Fund's custodian. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual

Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor,

located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc.,

the parent company of which is Boston Institutional Group, Inc.



    Prior to November 13, 1995, Wells Fargo Nikko Investment Advisor

("WFNIA") served as the Fund's index manager. In addition, Wells Fargo

Institutional Trust Company, N.A. ("WFITC"), an affiliate of WFNIA, was the custodian of the Fund's investments. The Dreyfus Corporation ("Dreyfus")

served as the Fund's administrator.



    (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market.  Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.



    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis.  Realized gain and loss from securities transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income, including,

where applicable, amortization of discount on investments, is recognized on the accrual basis.



    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date.  Dividends from investment income-net are declared and paid on a quarterly basis.  Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

Revenue Code.  This may result in distributions that are in excess of net realized gains on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.



    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Stock Index Fund

----------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)



NOTE 2-Management Fee, Administration Fee and Other Transactions With

Affiliates:



    (a) Effective November 13, 1995, pursuant to an Investment Advisory

Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .245 of 1% of the average daily value of the Fund's net assets, and is payable monthly. Dreyfus has agreed to pay Mellon Equity, an affiliate of

Dreyfus, a fee of .095 of 1% of the average daily value of the Fund's net assets.  Prior to November 13, 1995, the Fund had an Index Management

Agreement with WFNIA and an Administration Agreement with Dreyfus whereby,

WFNIA and Dreyfus each received annual fees of .15 of 1% of the average daily value of the Fund's net assets.  The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky"

regulations. The Dreyfus Corporation (and WFNIA through November 12, 1995)

has currently undertaken from January 1, 1995 until December 31, 1995 and thereafter until such a time as they give shareholders at least 180 days notice to the contrary that if the Fund's aggregate expenses (exclusive of brokerage commissions, transaction fees and extraordinary expenses) exceed an annual rate of .40 of 1% of the average daily value of the Fund's net assets,

the Fund may deduct from the payments to be made to Dreyfus.  Pursuant to an undertaking, WFNIA and Dreyfus reduced the index management fee and the administration fee during the period January 1, 1995 to November 13, 1995, by

$28,973 and $28,972, respectively.



    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc.,

a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.  Such compensation amounted to $21 for the period from December

1, 1995 through December 31, 1995.



    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

 During the year ended December 31, 1995, the Fund was charged an aggregate of $9,048 pursuant to the Shareholder Services Plan.



    (c) During the year ended December 31, 1995, Wells Fargo Institutional

Trust Company, N.A. earned $74,016 for custodian services provided to the

Fund.



    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting.  The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Stock Index Fund

----------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)



NOTE 3-Securities Transactions:



    (a) The aggregate amount of purchases and sales of investment securities,

excluding short-term securities, during the year ended December 31, 1995 amounted to $166,667,593 and $21,149,100, respectively.



    The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures).  Investments

in financial futures require the Fund to "mark to market" on a daily basis,

which reflects the change in the market value of the contract at the close of each day's trading.  Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss.  These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.  The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December

31, 1995 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.



    (b) At December 31, 1995, accumulated net unrealized appreciation on investments was $46,342,624, consisting of $49,269,498 gross unrealized appreciation and $2,926,874 gross unrealized depreciation.



    At December 31, 1995, the costs of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Stock Index Fund

----------------------------------------

Report of Independent Accountants



To the Shareholders and Board of Directors of

Dreyfus Stock Index Fund:



    We have audited the accompanying statement of assets and liabilities of

Dreyfus Stock Index Fund, including the statements of investments and financial futures, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period September 1, 1992 to December 31, 1992, and the years ended August 31,

1992 and 1991.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



    We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.



    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                             COOPERS & LYBRAND L.L.P.

New York, New York

February 13, 1996

Dreyfus Stock Index Fund

----------------------------------------

Important Tax Information (Unaudited)



    For Federal tax purposes the Fund hereby designates $.001 per share as a long-term capital gain distribution of the $.003 per share paid on August 30,

1995.  The Fund also designates $.10 per share as a long-term capital gain distribution of the $.22 per share paid on December 29, 1995.

Dreyfus Stock Index Fund

----------------------------------------

Proxy Results (Unaudited)



    A special meeting of stockholders of the Fund was held on November 3,

1995, at which shareholders approved a new management agreement between the

Fund and Dreyfus by a vote of 10,816,873 shares in favor of, and 167,119 shares against the agreement, with 888,457 shares abstaining (including broker non-votes). Also approved at the meeting was a new index management agreement between Dreyfus and Mellon Equity Associates, by a vote of

10,633,940 shares in favor of, and 227,309 shares against the agreement, with

1,011,199 shares abstaining (including broker

non-votes).

[Dreyfus lion "d" logo]

Dreyfus Stock Index Fund

200 Park Avenue

New York, NY 10166



Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166



Custodian

Boston Safe Deposit and Trust Company

One Boston Place

Boston, MA 02108



Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

One American Express Plaza

Providence, RI 02903





Further information is contained

in the Prospectus, which must

precede or accompany this report.





Printed in U.S.A.                           763AR9512

[Dreyfus logo]

Dreyfus

Stock

Index Fund

Annual Report



December 31, 1995